     As filed with the Securities and Exchange Commission on April 28, 2006

                                                       1933 Act File No. 2-79141
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM N-3
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 37

                         (UNITS OF BENEFICIAL INTEREST)

                          MONEY MARKET VARIABLE ACCOUNT
                           (Exact Name of Registrant)

                   Sun Life Assurance Company of Canada (U.S.)
                           (Name of Insurance Company)

 One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181
                                 (617) 237-6030
          (Address of Insurance Company's Principal Executive Offices)


           Susan S. Newton, Massachusetts Financial Services Company,

                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)

/X/ on April 30, 2006 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(i)
/ / on [DATE] pursuant to paragraph (a)(i)
/ / 75 days after filing pursuant to paragraph (a)(ii)
/ / on [DATE] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment
================================================================================

                     MONEY MARKET VARIABLE ACCOUNT ("MMVA")
                      HIGH YIELD VARIABLE ACCOUNT ("HYVA")
                 CAPITAL APPRECIATION VARIABLE ACCOUNT ("CAVA")
                 GOVERNMENT SECURITIES VARIABLE ACCOUNT ("GSVA")
                  GLOBAL GOVERNMENTS VARIABLE ACCOUNT ("GGVA")
                     TOTAL RETURN VARIABLE ACCOUNT ("TRVA")

                              CROSS REFERENCE SHEET

           (Pursuant to Rule 495(a) under The Securities Act of 1933)

    ITEM IN                                   LOCATION IN
FORM N-3, PART A                          PROSPECTUS; CAPTION
----------------                          -------------------
1    Cover Page                           Cover Page

2    Definitions                          Definitions

3    Synopsis                             Synopsis: Expense Summary

4    Condensed Financial Information      Condensed Financial Information

5    General Description of Registrant    A Word about the Company and the
      and Insurance Company                Variable Accounts

6    Management                           Management of the Variable Accounts

7    Deductions and Expenses              Contract Charges

8    General Description of Variable      Purchase Payments and Contract Values
      Annuity Contracts                    during Accumulation Period; Other
                                           Contractual Provisions

9    Annuity Period                       Annuity Provisions

10   Death Benefit                        Death Benefit

    ITEM IN                                   LOCATION IN
FORM N-3, PART A                          PROSPECTUS; CAPTION
----------------                          -------------------
11   Purchases and Contract Value         Purchase Payments and Contract Values
                                           during Accumulation Period

12   Redemptions                          Cash Withdrawals

13   Taxes                                Tax Considerations

14   Legal Proceedings                    Legal Proceedings

15   Table of Contents of the Statement   Table of Contents for Statement of
      of Additional Information            Additional Information

    ITEM IN                                  LOCATION IN STATEMENT OF
FORM N-3, PART B                          ADDITIONAL INFORMATION; CAPTION
----------------                          -------------------------------
16   Cover Page                           Cover Page

17   Table of Contents                    Table of Contents

18   General Information and History      General Information

19   Investment Objectives and Policies   The Variable Accounts' Investment
                                           Objectives, Policies and Restrictions;
                                           A Word about the Company and the
                                           Variable Accounts*

20   Management                           Management of the Variable Accounts

21   Investment Advisory and Other        Management of the Variable Accounts
      Services

22   Brokerage Allocation                 Management of the Variable Accounts

23   Purchase and Pricing of Securities   Purchase Payments and Contract Values
      being Offered                        during Accumulation Period*

24   Underwriters                         Distribution of the Contracts

25   Calculation of Performance Data      Not Applicable

26   Annuity Payments                     Annuity Provisions

27   Financial Statements                 Accountants and Financial Statements

----------
*   In the Prospectus

                                                                      PROSPECTUS

                                                                     MAY 1, 2006


                                    COMPASS 2

     Sun Life Assurance Company of Canada (U.S.) ("we" or the "Company") and the variable accounts of the Company identified below offer the individual flexible payment deferred annuity contracts described in this Prospectus (the "Contracts").


     You may choose among six variable investment options and a fixed account option. The variable options are the following variable accounts of the Company (the "Variable Accounts"), each of which is advised by our affiliate, Massachusetts Financial Services Company ("MFS"):


Money Market Variable Account ("MMVA ")
High Yield Variable Account ("HYVA ")
Capital Appreciation Variable Account ("CAVA ")
Government Securities Variable Account ("GSVA ")
Global Governments Variable Account ("GGVA ")

Total Return Variable Account ("TRVA ")


The fixed account option pays interest at a guaranteed fixed rate.

     PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION ABOUT THE CONTRACTS AND THE VARIABLE ACCOUNTS.


     We have filed a Statement of Additional Information dated May 1, 2006 (the "SAI") with the Securities and Exchange Commission (the "SEC"). The SAI is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 49 of this Prospectus. You may obtain a copy of the SAI and annual/semiannual reports of the Variable Accounts without charge by writing to our Annuity Service Mailing Address, c/o Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, MA 02481 or by telephoning us at (800) 752-7215. Because the Variable Accounts are no longer actively marketed, copies of the SAI and shareholder reports cannot be obtained on a website. In addition, the SEC maintains a website (http//:www.sec.gov) that contains this Prospectus, the SAI, materials incorporated by reference, and other information regarding companies that file with the SEC.


     THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE VARIABLE ACCOUNTS.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING ADDRESS:


     ANNUITY SERVICE MAILING ADDRESS
     C/O SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
     P.O. BOX 9133

     WELLESLEY HILLS, MA 02481

                                TABLE OF CONTENTS


                                                                            PAGE
Definitions                                                                    2
Synopsis                                                                       3
Expense Summary                                                                4
Condensed Financial Information                                                6
Financial Statements                                                          11
A Word About the Company and the Variable Accounts                            11
Management of the Variable Accounts                                           28
Disclosure of Portfolio Holdings                                              31
Purchase Payments and Contract Values During Accumulation Period              31
Cash Withdrawals                                                              35
Death Benefit                                                                 36
Contract Charges                                                              37
Annuity Provisions                                                            39
Other Contract Provisions                                                     41
Tax Considerations                                                            43
Distribution of the Contracts                                                 48
Legal Proceedings                                                             48
Owner Inquiries                                                               48
Table of Contents for Statement of Additional Information                     49
Appendix A--Investment Techniques and Practices                              A-1


                                   DEFINITIONS

     The Contract is a legal document that uses a number of specially defined terms. We explain some of the terms that we use in this Prospectus in the context where they arise, and others are self-explanatory. In addition, for convenient reference, we have compiled a list of terms used in this Prospectus, which appears below. If you come across a term that you do not understand, please refer to this list of definitions for an explanation.

     The terms "we" and "the Company" will be used to refer to Sun Life Assurance Company of Canada (U.S.). We will use the term "you" to refer to the Owner of the Contract.

Accumulation Account: An account we establish for the Contract to which we credit net Purchase Payments in the form of Accumulation Units.

Accumulation Period: The period before the Annuity Commencement Date and during the lifetime of the Annuitant. The Accumulation Period will also terminate when you surrender your Contract.

Accumulation Unit: A unit of measure we use to calculate the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant: The person or persons named in the Contract and on whose life the first annuity payment is to be made. You may name a Co-Annuitant only if both
(1) yours is a Non-Qualified Contract and (2) you are not the Annuitant. If you properly name a Co-Annuitant, all Contract provisions based on the death of the Annuitant (such as the death benefit provision) will be based on the date of death of the last surviving Annuitant or Co-Annuitant. Furthermore, if you have properly named a Co-Annuitant, you may choose one of them to become the sole Annuitant on the Annuity Commencement Date, for the purpose of calculating and paying annuity benefits. If you do not make this choice at least 30 days before the Annuity Commencement Date, and both the Annuitant and Co-Annuitant are living on the Annuity Commencement Date, the Co-Annuitant will become the sole Annuitant.

Annuity Commencement Date: The date on which we are to make the first annuity payment.

Annuity Unit: A unit of measure we use to calculate the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Company: Sun Life Assurance Company of Canada (U.S.) (also referred to in this Prospectus as "we ").

Contract Years and Contract Anniversaries: The first Contract Year is the period of 12 months plus a part of a month as measured from the date we issue the Contract to the first day of the calendar month that follows the calendar month of issue. All Contract Years and Contract Anniversaries thereafter are 12 month periods based upon the first day of the calendar month that follows the calendar month of issue.

Due Proof of Death: An original certified copy of an official death certificate, or an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to a separate account of the Company.

Fixed Annuity: An annuity with payments that do not vary as to dollar amount.

Non-Qualified Contract: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403 or 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The Contract must be owned by a natural person or agent for a natural person for the Contract to receive favorable income tax treatment as an annuity.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. In this Prospectus, we refer to the Owner as "you ".

Payee: The recipient of payments under the Contract. The term may include an Annuitant, a Beneficiary who becomes entitled to benefits upon the death of the Annuitant or any person who is designated as the beneficiary of distributions made as a result of the death of the Owner.

Purchase Payment (Payment): An amount you, or someone on your behalf, pay to us as consideration for the benefits provided by the Contract.

Qualified Contract: A Contract used in connection with a retirement plan that receives favorable federal income tax treatment under Sections 401, 403 or 408 of the Code.

Valuation Period: The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments that vary as to dollar amount in relation to the investment performance of specified Variable Accounts.

We: Sun Life Assurance Company of Canada (U.S.).

You: The Owner of the Contract.

                                    SYNOPSIS


     You may allocate Purchase Payments to the Variable Accounts or to the Fixed Account or both. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 31). During the Accumulation Period you may, without charge, transfer amounts among the Variable Accounts and between the Variable Accounts and the Fixed Account, subject to certain conditions (see "Transfers" on page
33).

     We do not deduct a sales charge from Purchase Payments; however, if you make a cash withdrawal, we will, with certain exceptions, deduct a withdrawal charge of 5%. You may withdraw a portion of your Accumulation Account each year before we impose the withdrawal charge, and after we have held a Purchase Payment for five years you may withdraw it without charge. We do not impose a withdrawal charge upon annuitization or upon the transfers described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 35 and 38, respectively).

     Special restrictions on withdrawals apply to Qualified Contracts, including Contracts used with Tax-Sheltered Annuities established pursuant to Section 403(b) of the Code. In addition, under certain circumstances, withdrawals may result in tax penalties (see "Tax Considerations" on page 43).


     If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit (unless the annuity option elected provides for a death benefit) (see "Death Benefit" on page 36).

     On each Contract Anniversary and on surrender of the Contract for full value, we will deduct a contract maintenance charge of $25. After the Annuity Commencement Date, we deduct this pro rata from each annuity payment we make during the year (see "Contract Maintenance Charge" on page 37).

     We also deduct a mortality and expense risk charge equal to an annual rate of 1.30% of the daily net assets of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account and Government Securities Variable Account attributable to the Contracts and 1.25% of the daily net assets of Global Governments Variable Account and Total Return Variable Account attributable to the Contracts (see "Mortality and Expense Risk Charge" on page 38).

     We also make a deduction from the Variable Accounts for the investment management fees payable to the investment adviser of the Variable Accounts, Massachusetts Financial Services Company ("MFS" or the "Adviser"). These fees are based on the average daily net assets of each Variable Account (see "Management of the Variable Accounts" and "Investment Management Fees" on pages 28 and 38, respectively). Other operating expenses, such as auditing, legal and printing fees, are also deducted from the Variable Accounts.


     We will deduct a charge for premium taxes payable to any governmental entity (see "Premium Taxes" on page 39).


     Annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 39).


     If you are not satisfied with the Contract, you may return it to us at our Annuity Service Mailing Address within ten days after we deliver the Contract to you. When we receive the returned Contract, we will cancel it and refund to you the value of the Contract's Accumulation Account at the end of the Valuation Period during which we received the returned Contract. However, if applicable state or federal law requires, we will refund the full amount of all Purchase payments you have made.

                                 EXPENSE SUMMARY

     The purpose of the following table and Example is to help you understand the costs and expenses that you will bear, directly and indirectly, under a Contract. The table reflects expenses of the Variable Accounts attributable to the Contracts. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus. In addition to the expenses listed below, premium taxes may be applicable.


                                        MONEY          HIGH         CAPITAL      GOVERNMENT      TOTAL       GLOBAL
                                        MARKET         YIELD      APPRECIATION   SECURITIES     RETURN     GOVERNMENTS
                                       VARIABLE      VARIABLE      VARIABLE       VARIABLE     VARIABLE      VARIABLE
CONTRACT OWNER TRANSACTION EXPENSES     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT      ACCOUNT
-----------------------------------    --------      --------     -----------    ----------    --------    -----------
Sales Load Imposed                        0              0             0              0            0            0
 on Purchases
Deferred Sales Load (as a
 percentage of Purchase Payments
 withdrawn)(1)
 Years Payment in Account
  0-5                                     5%             5%            5%             5%           5%           5%
  more than 5                             0%             0%            0%             0%           0%           0%
Exchange Fee                              0              0             0              0            0            0

ANNUAL CONTRACT FEE                                                    $25 per Contract

                                        MONEY          HIGH         CAPITAL      GOVERNMENT      TOTAL       GLOBAL
                                        MARKET         YIELD     APPRECIATION    SECURITIES     RETURN     GOVERNMENTS
                                       VARIABLE      VARIABLE      VARIABLE       VARIABLE     VARIABLE      VARIABLE
CONTRACT OWNER TRANSACTION EXPENSES     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT      ACCOUNT
-----------------------------------    --------      --------     -----------    ----------    --------    -----------
ANNUAL EXPENSES
(as a percentage of average net
 assets)
Management Fees                          0.50%          0.75%(4)      0.75%          0.55%        0.75%        0.75%
Mortality and
Expense Risk Fees                        1.30%          1.30%         1.30%          1.30%        1.25%        1.25%
Other Expenses(2)                        0.19%          0.22%         0.11%          0.16%        0.12%        0.95%
Total Annual Expenses(2)                 1.99%          2.27%         2.16%          2.01%        2.12%        2.95%
 Fee Reductions                          0.00%          0.00%         0.00%          0.00%        0.00%       (0.45)%(3)
Net Expenses(2)                          1.99%          2.27%         2.16%          2.01%        2.12%        2.50%


(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge.

(2) The Variable Accounts have an offset arrangement which reduces a Variable Account's custodian fee based upon the amount of cash maintained by the Variable Account with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured Variable Account's expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, the "Net Expenses" would have been lower.
(3) MFS has agreed in writing to assume and bear the Variable Account's Total Operating Expenses excluding taxes, extraordinary expenses and brokerage and transaction costs and the mortality and expense risk charges and contract maintenance charges payable to the company, which exceed 1.25% of the average daily net assets of the Variable Account for the calendar year. This expense limitation arrangement is set forth in the Variable Account's Investment Advisory Agreement.
(4) MFS has agreed to waive its management fee to 0.675% annually until at least August 31, 2006. If this reduction had been taken into account, the "Net Expenses" would have been 2.195%.


                                     EXAMPLE

     If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                     1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                     ------  -------  -------  --------
Money Market Variable Account         $ 65    $ 107    $ 152     $ 232
High Yield Variable Account             68      116      167       261
Capital Appreciation Variable Account   67      113      161       249
Government Securities Variable Account  65      108      153       234
Global Governments Variable Account     70      123      178       284
Total Return Variable Account           67      111      159       245


     If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                     1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                     ------  -------  -------  --------
Money Market Variable Account         $ 20    $ 62     $ 107     $ 232
High Yield Variable Account             23      71       122       261
Capital Appreciation Variable Account   22      68       116       249
Government Securities Variable Account  20      63       108       234
Global Governments Variable Account     25      78       133       284
Total Return Variable Account           22      66       114       245


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                CONDENSED FINANCIAL INFORMATION--PER ACCUMULATION
                         UNIT INCOME AND CAPITAL CHANGES

     The following information should be read in conjunction with the financial statements included in the Variable Accounts' Annual Report to Contract Owners. These financial statements are incorporated by reference into the SAI. The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm.

                             PER UNIT AND OTHER DATA


                                                                           CAPITAL APPRECIATION VARIABLE ACCOUNT
                                                        ------------------------------------------------------------------------
                                                                                            COMPASS 2
                                                        ------------------------------------------------------------------------
                                                                                      YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------------
                                                           2005          2004             2003             2002          2001
                                                        ----------    ----------       ----------       ----------    ----------
Per unit data: (d)
   Net asset value -- beginning of period               $   55.625    $   50.814       $   39.859       $   59.446    $   80.578
                                                        ----------    ----------       ----------       ----------    ----------
   Investment income                                    $    0.580    $    0.744       $    0.402       $    0.369    $    0.598
   Expenses                                                 (1.179)       (1.109)          (0.951)          (1.002)       (1.401)
                                                        ----------    ----------       ----------       ----------    ----------
      Net investment income                             $   (0.599)   $   (0.365)      $   (0.549)      $   (0.633)   $   (0.803)
   Net realized and unrealized gain (loss)
    on investments and foreign currency transactions         0.420         5.176           11.504          (18.954)      (20.329)
                                                        ----------    ----------       ----------       ----------    ----------
   Change in unit value                                 $   (0.179)   $    4.811       $   10.955       $  (19.587)   $  (21.132)
                                                        ----------    ----------       ----------       ----------    ----------
   Unit value:
   Net asset value -- end of period                     $   55.446    $   55.625       $   50.814       $   39.859    $   59.446
                                                        ==========    ==========       ==========       ==========    ==========
   Total Return (%) (k)(s)                                   (0.32)         9.47(b)         27.48(j)        (32.95)       (26.22)
Ratios (%) (to average net assets):
   Expenses (f)                                               2.16          2.14             2.12             2.12          0.79(m)
   Net investment income                                     (1.08)        (0.70)           (1.20)           (1.36)        (1.19(m)
Portfolio turnover (%)                                         130            65              104               80           123
Number of units outstanding at end
 of period (000 Omitted)                                     3,018         3,544            4,040            4,521         5,340



(d) Per unit data are based on average number of units outstanding during each year.
(m) Excluding mortality and expense risk charges and distribution expense charges.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(j) The accounts' net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.900, $0.594, and $0.247 per unit for Compass 2, Compass 3, and Compass 3 -Level 2, respectively, based on units outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per unit, the Compass 2, Compass 3, and Compass 3 -Level 2 total return per unit value for the year ended December 31, 2003 would have been lower by approximately 2.24%, 2.24%, and 2.25%, respectively.
(b) The accounts' net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.039, $0.026, and $0.010 per unit for Compass 2, Compass 3, and Compass 3 -Level 2, respectively, based on units outstanding on the day the proceeds were recorded.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

                                                                    GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                                        ------------------------------------------------------------------
                                                                                 COMPASS 2
                                                        ------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           2005          2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------    ----------
Per unit data: (d)
   Net asset value -- beginning of
     period                                             $   37.338    $   36.470    $   36.124    $   33.448    $   31.520
                                                        ----------    ----------    ----------    ----------    ----------
   Investment income                                    $    1.936    $    1.834    $    1.482    $    1.862    $    2.183
   Expenses                                                 (0.752)       (0.726)       (0.711)       (0.677)       (0.661)
                                                        ----------    ----------    ----------    ----------    ----------
       Net investment income                            $    1.184    $    1.108    $    0.771    $    1.185    $    1.522
   Net realized and unrealized gain
     (loss) on investments and foreign
     currency transactions                                  (0.843)       (0.240)       (0.425)        1.491         0.406
                                                        ----------    ----------    ----------    ----------    ----------
   Change in unit value                                 $    0.341    $    0.868    $    0.346    $    2.676    $    1.928
                                                        ----------    ----------    ----------    ----------    ----------
   Unit value:
   Net asset value -- end of period                     $   37.679    $   37.338    $   36.470    $   36.124    $   33.448
                                                        ==========    ==========    ==========    ==========    ==========
   Total Return (%) (k)                                       0.91          2.38          0.96          8.00          6.12
Ratios (%) (to average net assets):
   Expenses (f)                                               2.01          1.97          1.95          1.94          0.66(m)
   Net investment income                                      3.09          2.96          2.08          3.19          4.42(m)
Portfolio turnover (%)                                          69            89           138           139            89
Number of units outstanding at end
   of period (000 Omitted)                                   1,852         2,125         2,447         2,759         3,043



(d) Per unit data are based on average number of units outstanding during each year.
(m) Excluding mortality and expense risk charges and distribution expense charges.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(f)  Ratios do not reflect reductions from fees paid indirectly.

                                                                          HIGH YIELD VARIABLE ACCOUNT
                                                        ------------------------------------------------------------------
                                                                                   COMPASS 2
                                                        ------------------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           2005          2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------    ----------
Per unit data: (d)
   Net asset value -- beginning of
     period                                             $   36.669    $   34.056    $   28.505    $   28.969    $   29.882
                                                        ----------    ----------    ----------    ----------    ----------
   Investment income                                    $    2.959    $    2.857    $    2.769    $    3.015    $    3.684
   Expenses                                                 (0.820)       (0.770)       (0.689)       (0.617)       (0.699)
                                                        ----------    ----------    ----------    ----------    ----------
       Net investment income                            $    2.139    $    2.087    $    2.080    $    2.398    $    2.985
   Net realized and unrealized gain
     (loss) on investments and
     foreign currency transactions                          (1.968)        0.526         3.471        (2.862)       (3.898)
                                                        ----------    ----------    ----------    ----------    ----------
   Change in unit value                                 $    0.171    $    2.613    $    5.551    $   (0.464)   $   (0.913)
                                                        ----------    ----------    ----------    ----------    ----------
   Unit value:
   Net asset value -- end of period                     $   36.840    $   36.669    $   34.056    $   28.505    $   28.969
                                                        ==========    ==========    ==========    ==========    ==========
   Total Return (%) (k)(s)                                    0.47          7.67         19.47         (1.60)        (3.05)
Ratios (%) (to average net assets):
   Expenses (f)                                               2.25          2.21          2.20          2.18          0.90(m)
   Net investment income                                      5.76          5.91          6.53          7.84          9.16(m)
Portfolio turnover (%)                                          53            81           164           172           103
Number of units outstanding at end
   of period (000 Omitted)                                   1,323         1,601         1,827         2,069         2,328



(d) Per unit data are based on average number of units outstanding during each year.
(m) Excluding mortality and expense risk charges and distribution expense charges.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.
(f)  Ratios do not reflect reductions from fees paid indirectly.

                                                                           MONEY MARKET VARIABLE ACCOUNT
                                                        ------------------------------------------------------------------
                                                                                     COMPASS 2
                                                        ------------------------------------------------------------------
                                                                             YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           2005          2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------    ----------
Per unit data: (d)
   Net asset value -- beginning of
     period                                             $   20.073    $   20.188    $   20.322    $   20.341    $   19.862
                                                        ----------    ----------    ----------    ----------    ----------
   Investment income                                    $    0.661    $    0.281    $    0.247    $    0.382    $    0.950
   Expenses                                                 (0.403)       (0.396)       (0.381)       (0.401)       (0.471)
                                                        ----------    ----------    ----------    ----------    ----------
       Net investment income                            $    0.258    $   (0.115)   $   (0.134)   $   (0.019)   $    0.479
   Net realized and unrealized gain
     (loss) on investments                                  (0.000(w)         --            --            --            --
                                                        ----------    ----------    ----------    ----------    ----------
   Change in unit value                                 $    0.258    $   (0.115)   $   (0.134)   $   (0.019)   $    0.479
                                                        ----------    ----------    ----------    ----------    ----------
   Unit value:
   Net asset value -- end of period                     $   20.331    $   20.073    $   20.188    $   20.322    $   20.341
                                                        ==========    ==========    ==========    ==========    ==========
   Total Return (%) (k)                                       1.29         (0.57)        (0.66)        (0.09)         2.41
Ratios (%) (to average net assets):
   Expenses (f)                                               1.99          1.96          1.87          1.96          0.65(m)
   Net investment income (loss)                               1.38         (0.56)        (0.63)        (0.12)         2.51(m)
Number of units outstanding at end
   of period (000 Omitted)                                   1,128         1,009         1,172         1,626         1,986



(d) Per unit data are based on average number of units outstanding during each year per share.
(m) Excluding mortality and expense risk charges and distribution expense charges.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(w)  Per unit amount was less than $0.001.

                                                                      TOTAL RETURN VARIABLE ACCOUNT
                                                        ------------------------------------------------------------------
                                                                                COMPASS 2
                                                        ------------------------------------------------------------------
                                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           2005          2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------    ----------
Per unit data: (d)
   Net asset value -- beginning of period               $   45.729    $   41.571    $   35.950    $   38.562    $   39.126
                                                        ----------    ----------    ----------    ----------    ----------
   Investment income                                    $    1.521    $    1.450    $    1.237    $    1.407    $    1.513
   Expenses                                                 (0.970)       (0.905)       (0.800)       (0.777)       (0.830)
                                                        ----------    ----------    ----------    ----------    ----------
       Net investment income                            $    0.551    $    0.545    $    0.437    $    0.630    $    0.683
   Net realized and unrealized gain
     (loss) on investments and
     foreign currency transactions                           0.179         3.613         5.184        (3.242)       (1.247)
                                                        ----------    ----------    ----------    ----------    ----------
   Change in unit value                                 $    0.730    $    4.158    $    5.621    $   (2.612)   $   (0.564)
                                                        ----------    ----------    ----------    ----------    ----------
   Unit value:
   Net asset value -- end of period                     $   46.459    $   45.729    $   41.571    $   35.950    $   38.562
                                                        ==========    ==========    ==========    ==========    ==========
   Total Return (%) (k)(s)                                    1.60         10.00(b)      15.64         (6.77)        (1.44)
Ratios (%) (to average net assets):
   Expenses (f)                                               2.12          2.11          2.10          2.08          0.85(m)
   Net investment income                                      1.18          1.25          1.13          1.43          1.67(m)
Portfolio turnover (%)                                          49            64            62            76           104
Number of units outstanding at end
   of period (000 Omitted)                                   1,349         1,511         1,688         1,871         2,080



(d) Per unit data are based on average number of units outstanding during each year.
(m) Excluding mortality and expense risk charges and distribution expense charges.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(b) The account's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per unit based on the units outstanding on the day the proceeds were recorded.
(s) From time to time the variable account may receive proceeds from litigation settlements, without which performance would be lower.

                                                                       GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                                        ------------------------------------------------------------------
                                                                                    COMPASS 2
                                                        ------------------------------------------------------------------
                                                                            YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                           2005          2004          2003          2002          2001
                                                        ----------    ----------    ----------    ----------    ----------
Per unit data: (d)
   Net asset value -- beginning of period               $   27.240    $   25.169    $   22.125    $   18.653    $   19.378
                                                        ----------    ----------    ----------    ----------    ----------
   Investment income                                    $    0.925    $    0.872    $    0.877    $    0.861    $    0.946
   Expenses                                                 (0.651)       (0.633)       (0.584)       (0.486)       (0.500)
                                                        ----------    ----------    ----------    ----------    ----------
      Net investment income                             $    0.274    $    0.239    $    0.293    $    0.375    $    0.446
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions                                           (2.649)        1.832         2.751         3.097        (1.171)
                                                        ----------    ----------    ----------    ----------    ----------
   Change in unit value                                 $   (2.375)   $    2.071    $    3.044    $    3.472    $   (0.725)
                                                        ----------    ----------    ----------    ----------    ----------
   Unit value:
   Net asset value -- end of period                     $   24.865    $   27.240    $   25.169    $   22.125    $   18.653
                                                        ==========    ==========    ==========    ==========    ==========
   Total Return (%) (r)(k)                                   (8.72)         8.23         13.76         18.61         (3.74)
Ratios (%) (to average net assets):
   Expenses before expense reductions (f)                     2.95          2.67          2.47          2.44          1.39(m)
   Expenses after expense reductions (f)                      2.50          2.50          2.47          2.50(e)       1.28(m)
   Net investment income                                      1.04          0.94          1.23          1.73          2.23(m)
Portfolio turnover (%)                                         144           128           130           126            72
Number of units outstanding at end of
   period (000 Omitted)                                        116           128           161           160           134



(d) Per unit data are based on average number of units outstanding during each year.
(r) Certain expenses have been reduced without which performance would have been lower.
(m) Excluding mortality and expense risk charges and distribution expense charges.
(f)  Ratios do not reflect reductions from fees paid indirectly.
(k) The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.


                              FINANCIAL STATEMENTS

     Financial Statements of the Variable Accounts and the Company are included in the SAI.

               A WORD ABOUT THE COMPANY AND THE VARIABLE ACCOUNTS

THE COMPANY


     Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNTS

     MMVA, HYVA and CAVA were established as separate accounts of the Company on July 22, 1982 pursuant to a resolution of its Board of Directors. GSVA was established on April 20, 1984. GGVA and TRVA were established on January 4, 1988. Each of the Variable Accounts meets the definition of a separate account under federal securities laws. Under Delaware insurance law and the Contracts, the income, gains or losses of the Variable Accounts are credited to or charged against the assets of the Variable Accounts without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Accounts will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.


     In addition to the Contracts offered by this Prospectus, the Company issues other variable annuity contracts participating in the Variable Accounts. These contracts may have different charges that could affect the value of the Variable Accounts and may offer different benefits more suitable for your needs. For more information about these contracts, please contact us at the phone number or address on page one.


     MMVA, CAVA, GSVA, HYVA, and TRVA are registered with the SEC as open-end, diversified, management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). GGVA is registered as an open-end, non-diversified management investment company. As a non-diversified company, GGVA may invest a relatively high percentage of its assets in a small number of issuers. Variable accounts with different fees or charges could be substituted for the Variable Accounts in the future.


INVESTMENT OBJECTIVES AND POLICIES

     The following is a description of the Variable Accounts' investment objectives and policies. Each Variable Account's investment objective may be changed without approval of Owners of or Payees under the Contracts or other contracts participating in the investment experience of the Variable Account. The SAI also includes a discussion of specific investment restrictions which govern the Variable Accounts' investment policies. Certain of these investment restrictions, as specifically noted in the SAI, may not be changed without approval of Owners of and Payees under the Contracts and other contracts participating in the investment experience of the Variable Accounts (see "Voting Rights").

     EACH OF THESE VARIABLE ACCOUNTS IS MANAGED BY MFS AND IS DESCRIBED BELOW. INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL VARIABLE ACCOUNTS ARE DESCRIBED UNDER THE CAPTION "CERTAIN COMMON INVESTMENT TECHNIQUES" BELOW.

1.   MONEY MARKET VARIABLE ACCOUNT

-  INVESTMENT OBJECTIVE

   MMVA's investment objective is to seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in 13 months or less.

-  HOW MMVA INTENDS TO ACHIEVE ITS OBJECTIVE

   MMVA is a money market fund, which invests in the following types of U.S. dollar denominated money market instruments:

   - Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities;

   - Certificates of deposit, bankers' acceptances and other bank obligations provided that the issuing bank has capital, surplus and undivided profits in excess of $100 million;

   - Commercial paper which at the date of investment is rated with the highest credit rating by one or more rating agencies or is unrated and considered by MFS to be of comparable quality;

   -  Repurchase agreements collateralized by U.S. Government securities; and

   - Other short-term obligations which are rated with the highest credit rating by one or more rating agencies or are unrated and considered by MFS to be of comparable quality.

   Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

   MMVA may invest up to 35% of its total assets in U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. These securities will be rated within the highest credit rating by one or more rating agencies or unrated and considered by MMVA's investment adviser to be of comparable quality.

   MMVA may invest in municipal securities and participation interests in municipal securities issued by banks when yield differentials make investment in these securities attractive. Up to 20% of MMVA's assets may be invested in these securities. Municipal securities are bonds or other debt obligations of a U.S. state or political subdivision, such as a county, city, town, village, or authority. Participation interests in municipal securities are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank.

   The average maturity of the investments in MMVA may not exceed 90 days. MMVA will invest only in corporate obligations which have a maturity when purchased of 13 months or less.

   MMVA does not seek to maintain a single unit value of $1.00 per unit and does not declare dividends on a daily basis (as many money market funds do).

-  PRINCIPAL RISKS

   The principal risks of investing in MMVA and the circumstances reasonably likely to cause the value of your investment in MMVA to decline are described below.

   - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may result in a lower yield than would be available from debt obligations of a lower quality or longer term. The income MMVA receives from the securities held in its portfolio will vary daily depending on fluctuations in short term interest rates. When interest rates are very low, as they have been recently, MMVA's expenses could absorb all or a significant portion of MMVA's income.

   - FOREIGN SECURITIES RISK: Although MMVA's investments in foreign issuers involve relatively low credit risk, an investment in MMVA may involve a greater degree of risk than an investment in a fund that invests only in debt obligations of U.S. domestic issuers. Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

   -  MUNICIPAL SECURITIES RISK:

         - INTEREST RATE RISK: As with any fixed income security, the prices of municipal securities in MMVA's portfolio will generally fall when interest rates rise. Conversely, when interest rates fall, the prices of municipal securities in MMVA's portfolio will generally rise.

         - MATURITY RISK: Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other municipal securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of MMVA's municipal security investments will affect the volatility of MMVA's unit price.

         - CREDIT RISK: Credit risk is the risk that the issuer of a municipal security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain municipal securities to indicate their credit risk. The price of a municipal security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. A participation interest is also subject to the risk of default by the issuing bank.

         - GENERAL OBLIGATIONS AND REVENUE OBLIGATIONS RISK: MMVA may invest in municipal bonds that are general obligations backed by the full faith and credit of the municipal issuer. MMVA may also invest in municipal bonds called revenue obligations which are subject to a higher degree of credit risk than general obligations. Revenue obligations finance specific projects, such as building a hospital, and are not backed by the full faith and credit of the municipal issuer. Because revenue obligations are repaid from the revenues from a facility, they are subject to a risk of default in payments of principal and interest if the facility does not generate enough income.

   - FLUCTUATING UNIT VALUE: Undeclared investment income, a default on a portfolio security or insufficient investment income to cover MMVA's operating expenses may cause MMVA's unit value to fluctuate. In the event MMVA's expenses exceed its income, these expenses will be paid from MMVA's assets, including the proceeds from the sale of securities held in its portfolio. As with any mutual fund, you could lose money on your investment in MMVA.

   AN INVESTMENT IN MMVA IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

2. HIGH YIELD VARIABLE ACCOUNT

-  INVESTMENT OBJECTIVE

   HYVA's investment objective is to provide high current income and capital appreciation by investing primarily in fixed income securities of U.S. and foreign issuers which may be in the lower rated categories or unrated (commonly known as junk bonds) and may involve equity features.

-  HOW HYVA INTENDS TO ACHIEVE ITS OBJECTIVE

   HYVA invests, under normal market conditions, at least 80% of its net assets in high income securities, generally lower rated bonds. These bonds, commonly known as junk bonds, are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

   While HYVA focuses its investments on bonds issued by corporations or similar entitles, it may invest in all types of debt securities. HYVA may invest in foreign securities (including emerging markets securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through these investments.

   In selecting fixed income investments for HYVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including HYVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

-  PRINCIPAL RISKS


   The principal risks of investing in HYVA and the circumstances reasonably likely to cause the value of your investment in HYVA to decline are described below. The unit value of HYVA generally changes daily based on market conditions and other factors.

   The principal risks of investing in HYVA are:

   - ALLOCATION RISK: HYVA will allocate its investments among fixed income markets based upon judgments made by MFS. HYVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in HYVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in HYVA's portfolio will generally rise.

   - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of HYVA's fixed income investments will affect the volatility of HYVA's share price.

   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

   - LIQUIDITY RISK: The fixed income securities purchased by HYVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on HYVA's performance.

   -  JUNK BOND RISK:

         - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and HYVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect HYVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of HYVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in HYVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, HYVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, HYVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which HYVA enters the contract may fail to perform its obligations to HYVA.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.


   - As with any mutual fund, you could lose money on your investment in the Account.


   AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

3. CAPITAL APPRECIATION VARIABLE ACCOUNT

-  INVESTMENT OBJECTIVE

   CAVA's investment objective is to maximize capital appreciation by investing in securities of all types with a major emphasis on common stocks.

-  HOW CAVA INTENDS TO ACHIEVE ITS OBJECTIVE

   CAVA invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which MFS believes possess above-average growth opportunities. CAVA also invests in fixed income securities when relative values or economic conditions make these securities attractive. CAVA's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

   Growth companies are companies that MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

   -  A strong franchise, strong cash flows and a recurring revenue stream

   -  A solid industry position, where there is

         -  potential for high profit margins

         -  substantial barriers to new entry in the industry

   -  A strong management team with a clearly defined strategy

   -  A catalyst that may accelerate growth.

   MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as CAVA) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by CAVA's portfolio manager and MFS' large group of equity research analysts.

   CAVA may invest in foreign securities (including emerging market securities) and may have exposure to foreign currencies through these investments.

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   CAVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.


-  PRINCIPAL RISKS

   The principal risks of investing in CAVA and the circumstances reasonably likely to cause the value of your investment in CAVA to decline are described below. The unit value of CAVA generally changes daily based on market conditions and other factors.

   The principal risks of investing in CAVA are:

   - MARKET RISK: This is the risk that the price of a security held by CAVA will fall due to changing economic, political or market conditions or disappointing earnings results.

   - GROWTH COMPANIES RISK: Prices of growth company securities held by CAVA may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

   - OVER-THE-COUNTER RISK: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and CAVA may experience difficulty in buying and selling these stocks at prevailing market prices.

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         -  Foreign markets may be less liquid and more volatile than U.S.
            markets.

         - Foreign securities often trade in currencies other than the U.S. dollar, and CAVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect CAVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of CAVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in CAVA's foreign currency holdings. By entering into forward foreign currency exchange contracts. CAVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, CAVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which CAVA enters the contract may fail to perform its obligations to CAVA.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investments in foreign securities described above are heightened when investing in emerging markets countries.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in CAVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in CAVA's portfolio will generally rise.

   - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of CAVA's fixed income investments will affect the volatility of CAVA's unit price.

   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.


   - ACTIVE OR FREQUENT TRADING RISK: CAVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transactions costs, which could detract from CAVA's performance.


   - As with any mutual fund, you could lose money on your investment in the Account.

   AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

4. GOVERNMENT SECURITIES VARIABLE ACCOUNT

-  INVESTMENT OBJECTIVE

   GSVA's investment objective is to provide current income and preservation of capital by investing in U.S. Government securities.

-  HOW GSVA INTENDS TO ACHIEVE ITS OBJECTIVE


   GSVA invests, under normal market conditions, at least 80% of its net assets in U.S. Government securities. U.S. Government securities include bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. Government or one of its agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities;

   Although U.S. Government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. Securities issued by the U.S. Government and its agencies or instrumentalities in which GSVA may generally invest include:


   - U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. Government; and

   - obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are:

         -  backed by the full faith and credit of the U.S. Treasury;

         - supported by the right of the issuer to borrow from the U.S. Government, for example, obligations of Federal Home Loan Banks;

         -  backed only by the credit of the issuer itself; and


         - supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, for example, Fannie Mae and Freddie Mac obligations (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).

   In selecting fixed income investments for GSVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including GSVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets.

   GSVA may invest in derivative securities. Derivatives are securities whose value may be based on other securities, interest rates, or indices. Derivatives include:

   -  Futures and forward contracts.

   -  Options on futures contracts, securities and bond indices.

   -  Structured notes and indexed securities.

   -  Swaps, caps, floors and collars.

-  PRINCIPAL RISKS

   The principal risks of investing in GSVA and the circumstances reasonably likely to cause the value of your investment in GSVA to decline are described below. The unit value of GSVA generally changes daily based on market conditions and other factors.

   The principal risks of investing in GSVA are:

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in GSVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in GSVA's portfolio will generally rise.

   - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of GSVA's fixed income investments will affect the volatility of GSVA's share price.

   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

   -  MORTGAGE-BACKED SECURITIES:

         -  MATURITY RISK:

            + MORTGAGE-BACKED SECURITIES: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                 * When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on GSVA's mortgage-backed securities will result in an unforeseen loss of interest income to GSVA as GSVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                 * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

            + COLLATERALIZED MORTGAGE OBLIGATIONS: GSVA may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, GSVA may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.


         - CREDIT RISK: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


   -  DERIVATIVES RISK:

         - Hedging Risk: When a derivative is used as a hedge against an opposite position that GSVA also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

         - CORRELATION RISK: When GSVA uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

         - INVESTMENT RISK: When GSVA uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. GSVA is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

         - AVAILABILITY RISK: Derivatives may not be available to GSVA upon acceptable terms. As a result, GSVA may be unable to use derivatives for hedging or other purposes.

         - CREDIT RISK: When GSVA uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

   - As with any mutual fund, you could lose money on your investment in the Account.

   AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

5.  TOTAL RETURN VARIABLE ACCOUNT

-  INVESTMENT OBJECTIVE

   TRVA's main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income.

-  HOW TRVA INTENDS TO ACHIEVE ITS OBJECTIVE

   TRVA is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, TRVA invests:

   - At least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities.

   -  At least 25% of its net assets in non-convertible fixed income securities.

      TRVA may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

      EQUITY INVESTMENTS. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of TRVA) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by TRVA's portfolio manager and MFS' large group of equity research analysts.

      While TRVA may invest in all types of equity securities, MFS generally seeks to purchase for TRVA equity securities of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

      - They are viewed by MFS as being temporarily out of favor in the market due to

         -  a decline in the market,

         -  poor economic conditions,

         - developments that have affected or may affect the issuer of the securities or the issuer's industry.

      -  The market has overlooked them.

      Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. TRVA focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

      As noted above, TRVA's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

      -  A fixed income stream.

      - The opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

      FIXED INCOME INVESTMENTS. TRVA invests in securities which pay a fixed interest rate, which include:

      - U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities. Although U.S. Government agencies or instrumentalities are chartered or sponsored by Congress, they may not be funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government.

      - MORTGAGE-BACKED AND ASSET-BACKED SECURITIES, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle TRVA to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if TRVA invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to TRVA.

      - CORPORATE BONDS, which are bonds or other debt obligations issued by corporations or other similar entities. These bonds include lower rated bonds, commonly known as junk bonds. Junk bonds are assigned lower credit ratings by credit rating agencies or are unrated and considered by MFS to be comparable to lower rated bonds.

      In selecting fixed income investments for TRVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented funds (including the fixed-income portion of TRVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

      OTHER CONSIDERATIONS. TRVA may invest in foreign securities, and may have exposure to foreign currencies through these investments.


-  PRINCIPAL RISKS


   The principal risks of investing in TRVA and the circumstances reasonably likely to cause the value of your investment in TRVA to decline are described below. The unit value of TRVA generally changes daily based on market conditions and other factors.

   The principal risks of investing in TRVA are:

   - ALLOCATION RISK: TRVA will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. TRVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

   - MARKET RISK: This is the risk that the price of a security held by TRVA will fall due to changing economic, political or market conditions or disappointing earnings results.

   - UNDERVALUED SECURITIES RISK: Prices of securities react to the economic condition of the company that issued the security. TRVA's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in TRVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in TRVA's portfolio will generally rise.

   - CONVERTIBLE SECURITIES RISK: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

   - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of TRVA's fixed income investments will affect the volatility of TRVA's share price.

   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

   - LIQUIDITY RISK: The fixed income securities purchased by TRVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on TRVA's performance. TRVA may experience difficulty in establishing or closing out positions in these securities at prevailing market prices.

   -  JUNK BOND RISK:

      - HIGHER CREDIT RISK: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

      - HIGHER LIQUIDITY RISK: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

   -  MORTGAGE AND ASSET-BACKED SECURITIES:

      -  MATURITY RISK:

         + MORTGAGE-BACKED SECURITIES: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

            * When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on TRVA's mortgage-backed securities will result in an unforeseen loss of interest income to TRVA as TRVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

            * When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         + COLLATERALIZED MORTGAGE OBLIGATIONS: TRVA may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, TRVA may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         + ASSET-BACKED SECURITIES: Asset-backed securities have prepayment risks similar to mortgage-backed securities.


      - CREDIT RISK: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.


   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and TRVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect TRVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of TRVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in TRVA's foreign currency holdings. By entering into forward foreign currency exchange contracts, TRVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, TRVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which TRVA enters the contract may fail to perform its obligations to TRVA.


   - As with any mutual fund, you could lose money on your investment in the Account.


   AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

6.  GLOBAL GOVERNMENTS VARIABLE ACCOUNT

   Prior to May 1, 1999, GGVA was known as World Governments Variable Account.

-  INVESTMENT OBJECTIVE

   GGVA's investment objective is to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities or instrumentalities or (ii) the governments of foreign countries (to the extent that MFS believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).

-  HOW GGVA FUND INTENDS TO ACHIEVE ITS OBJECTIVE

   GGVA invests, under normal market conditions, at least 80% of its net assets in:


   1) U.S. GOVERNMENT SECURITIES, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. Government or one of its agencies or instrumentalities (including mortgage-backed securities) such as the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal

      National Mortgage Association ("Fannie Mae") and obligations fully collateralized or otherwise fully secured by such entities.


      Although U.S. Government sponsored agencies or instrumentalities may be chartered or sponsored by Congress, they are not funded by Congress and securities issued by certain of these entities may not be issued or guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. Government. Securities issued by the U.S. Government and its agencies or instrumentalities in which GGVA may generally invest include:

      - U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturity of one year or less); U.S. Treasury notes (maturities of one to 10 years); and U.S. Treasury bonds (generally maturities of greater than 10 years), each of which are backed by the full faith and credit of the U.S. government;

      - obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are:

         -  backed by the full faith and credit of the U.S. Treasury;

         - supported by the right of the issuer to borrow from the U.S. Government, for example, obligations of Federal Home Loan Banks;


         -  backed only by the credit of the issuer itself; and


         - supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, for example, Fannie Mae and Freddie Mac obligations (no assurance can be given that the U.S. Government will provide financial support to these entities because it is not obligated by law, in certain instances, to do so).

   2) FOREIGN GOVERNMENT SECURITIES OF DEVELOPED COUNTRIES, which are bonds or other debt obligations issued by foreign governments of developed countries; these foreign government securities are either:

      - issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities.

      - interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

   GGVA may also invest up to 20% of its total assets in foreign government securities of emerging market countries.

   In selecting fixed income investments for GGVA, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including GGVA) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

   GGVA's investments in foreign securities may expose it to the risk of foreign currency fluctuations.

   GGVA may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

   -  Futures and forward contracts.

   - Options on futures contracts, foreign currencies, securities and bond indices.

   -  Structured notes and indexed securities.

   -  Swaps, caps, floors and collars.

   GGVA is non-diversified. This means that GGVA may invest a relatively high percentage of its assets in a small number of issuers.

   GGVA may invest a substantial amount of its assets (I.E., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

   GGVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

-  PRINCIPAL RISKS

   The principal risks of investing in GGVA and the circumstances reasonably likely to cause the value of your investment in GGVA to decline are described below. The unit value of GGVA generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in GGVA to decline, and which could prevent GGVA from achieving its objective, that are not described here.

   The principal risks of investing in GGVA are:

   - FOREIGN SECURITIES RISK: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      - These risks may include excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      - Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      - Foreign entities may not be subject to accounting standards or governmental supervision comparable to U.S. entities, and there may be less public information about their operations.

      -  Foreign markets may be less liquid and more volatile than U.S. markets.

      - Foreign securities often trade in currencies other than the U.S. dollar, and GGVA may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect GGVA's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of GGVA to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in GGVA's foreign currency holdings. By entering into forward foreign currency exchange con-tracts, GGVA may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, GGVA may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which GGVA enters the contract may fail to perform its obligations to GGVA.

   - EMERGING MARKETS RISK: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries generally are more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

   - ALLOCATION RISK: GGVA will allocate its investments among various government securities based upon judgments made by MFS. GGVA could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

   - INTEREST RATE RISK: When interest rates rise, the prices of fixed income securities in GGVA's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in GGVA's portfolio will generally rise.

   - MATURITY RISK: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of GGVA's fixed income investments will affect the volatility of GGVA's share price.

   - CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.

   - LIQUIDITY RISK: The fixed income securities purchased by GGVA may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on GGVA's performance.

   -  MORTGAGE-BACKED SECURITIES:

      - MATURITY RISK: A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

         + When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on GGVA's mortgage-backed securities will result in an unforeseen loss of interest income to GGVA as GGVA may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

         + When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.


      - CREDIT RISK: As with any fixed income security, mortgage-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed securities in the case of default. The U.S. Government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Investors should note that while securities issued by certain U.S. Government agencies or instrumentalities are guaranteed by the U.S. Government, securities issued by many U.S. Government agencies are not guaranteed by the U.S. Government.


   -  DERIVATIVES RISK:

      - Hedging Risk: When a derivative is used as a hedge against an opposite position that GGVA also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

      - CORRELATION RISK: When GGVA uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

      - INVESTMENT RISK: When GGVA uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. GGVA is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

      - AVAILABILITY RISK: Derivatives may not be available to GGVA upon acceptable terms. As a result, GGVA may be unable to use derivatives for hedging or other purposes.

      - CREDIT RISK: When GGVA uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

   - NON-DIVERSIFIED STATUS RISK: Because GGVA may invest a higher percentage of its assets in a small number of issuers, GGVA is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

   - GEOGRAPHIC FOCUS RISK: Because GGVA may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

   - ACTIVE OR FREQUENT TRADING RISK: GGVA has engaged and may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from GGVA's performance.

   - As with any mutual fund, you could lose money on your investment in the Account.


      AN INVESTMENT IN THE VARIABLE ACCOUNT IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

CERTAIN COMMON INVESTMENT STRATEGIES


     Each Variable Account may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a Variable Account invests defensively, it may not be able to pursue its investment objective. A Variable Account's defensive investment position may not be effective in protecting its value.

     Each Variable Account, except for MMVA, may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Variable Account's performance.

     Each Variable Account may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Variable Account and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which a Variable Account may engage are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the SAI. You may obtain a copy of the SAI by contacting Sun Life Assurance Company of Canada (U.S.) (see back cover for address and phone number).

THE FIXED ACCOUNT

     Purchase Payments may be allocated to the Fixed Account which is made up of all of the general assets of the Company other than those allocated to any separate account. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. The Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contract. SEE Appendix A to the SAI for a more detailed description of the Fixed Account.

                       MANAGEMENT OF THE VARIABLE ACCOUNTS


     The Boards of Managers of the Variable Accounts provide broad supervision over the affairs of the Variable Accounts and the officers of the Variable Accounts are responsible for their operation. MFS, located at 500 Boylston Street, Boston, Massachusetts 02116, is the investment adviser for each of the Variable Accounts. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924. MFS serves as investment adviser to each of the funds in the MFS Family of Funds and to certain other investment companies established by MFS and/or the Company. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients.

     MFS provides the Variable Accounts with overall investment advisory services. Certain administrative functions relating to the Contracts and the Variable Accounts are performed by the Company. For a description of expenses paid by each Variable Account see "Management of the Variable Accounts" in the SAI.

     The investment objectives and policies of certain Variable Accounts are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser. The investment results of the Variable Accounts, however, may differ from the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Variable Accounts will be comparable to the investment results of any other portfolio, even if the other portfolios have the same portfolio manager.

     In certain instances there may be securities which are suitable for an Account's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as an Account is concerned, in other cases, it may produce increased investment opportunities for the Account.


     A discussion regarding the basis for the Board of Managers' approval of the Investment Advisory Agreement between the Variable Accounts and MFS is available in the Variable Accounts' Annual Report to contract owners for the fiscal year ended December 31, 2005.


ADMINISTRATOR

     MFS provides the Variable Accounts with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997, as amended. Under this Agreement, each Variable Account pays MFS an administrative fee up to 0.0175% per annum of the Variable Account's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.

PORTFOLIO MANAGERS


     Information regarding the portfolio managers of the Variable Accounts is set forth below. Further information regarding the Variable Accounts' portfolio managers, including other accounts managed, compensation, ownership of Variable Account units and possible conflicts of interest, is available in the Variable Accounts' Statement of Additional Information. The portfolio managers are primarily responsible for the day-to-day management of the variable account.


HIGH YIELD

   PORTFOLIO MANAGER         PRIMARY ROLE         SINCE                  TITLE AND FIVE YEAR HISTORY
------------------------  -------------------  -----------  --------------------------------------------------------
John Addeo                Portfolio Manager        2004     Vice President of MFS; employed in the investment
                                                            management area of MFS since 1998.

Scott B. Richards         Portfolio Manager        2004     Vice President of MFS; employed in the investment
                                                            management area of MFS since 2004. Prior to 2004 Mr.
                                                            Richards was Head of the High Yield Group at Columbia
                                                            Management Group from 1999 to 2003.

CAPITAL APPRECIATION


   PORTFOLIO MANAGER         PRIMARY ROLE         SINCE                  TITLE AND FIVE YEAR HISTORY
------------------------  -------------------  -----------  --------------------------------------------------------
S. Irfan Ali              Portfolio Manager        2005     Senior Vice President of MFS; employed in the investment
                                                            management area of MFS since 1993.

Maureen H. Pettirossi     Portfolio Manager        2005     Vice President of MFS; employed in the investment man-
                                                            agement area of MFS since 2002; Senior Securities
                                                            Analyst of Wilke/Thompson Capital Management prior to
                                                            2002.

GOVERNMENT SECURITIES


   PORTFOLIO MANAGER         PRIMARY ROLE         SINCE                  TITLE AND FIVE YEAR HISTORY
------------------------  -------------------  -----------  --------------------------------------------------------
Team Managed:                                     2003

Geoffrey E. Schechter     Portfolio Manager     April 2006  Senior Vice President of MFS; employed in the
                                                            investment management area of MFS since 1993.

Supported by Fixed Income Strategy Group


GLOBAL GOVERNMENTS


   PORTFOLIO MANAGER         PRIMARY ROLE         SINCE                  TITLE AND FIVE YEAR HISTORY
------------------------  -------------------  -----------  --------------------------------------------------------
Matthew W. Ryan           Portfolio Manager        2002     Senior Vice President of MFS; employed in the
                                                            investment management area of MFS since 1997.

Erik Weisman              Portfolio Manager        2005     Global Sovereign Fixed Income Research Analyst;
                                                            employed in the investment management area of MFS
                                                            since 2002. From 1999 to 2002, Dr. Weisman was an
                                                            international economist for the U.S. Department of
                                                            the Treasury.


TOTAL RETURN


   PORTFOLIO MANAGER         PRIMARY ROLE         SINCE                  TITLE AND FIVE YEAR HISTORY
------------------------  -------------------  -----------  -----------------------------------------------------
Team Managed:                                     2002

Brooks A. Taylor          Lead/Large-Cap          2004      Senior Vice President of MFS; employed in the
                          Value Equities                    investment management area of MFS since 1996.
                          Portfolio Manager

Kenneth J. Enright        Multi-Cap               1999      Senior Vice President of MFS; employed in the
                          Value Equities                    investment management area of MFS since 1986
                          Portfolio Manager

Alan T. Langsner          Multi-Cap Value         2004      Senior Vice President of MFS; employed in the
                          Equities Portfolio                investment management area of MFS since 1999.
                          Manager

Steven R. Gorham          Large-Cap Value         2002      Senior Vice President of MFS; employed in the
                          Equities Portfolio                investment management area of MFS since 1992.
                          Manager

Michael W. Roberge        Debt Securities         2002      Executive Vice President of MFS; employed in the
                          Portfolio Manager                 investment management area of MFS since 1996.

Richard O. Hawkins        Debt Securities         2005      Senior Vice President of MFS; employed in the
                          Portfolio Manager                 investment management area of MFS since 1998.

Nevin P. Chitkara         Large-Cap Value       May 2006    Vice President of MFS; employed in the investment
                          Equities Portfolio                management area of MFS since 1997.
                          Manager

William Douglas           Mortgage Backed         2004      Vice President of MFS; employed in the investment
                          Debt Securities                   management area of MFS since 2004. Prior to 2004,
                          Portfolio Manager                 Mr. Douglas was a Vice President and Senior Mortgage
                                                            Analyst at Wellington Management Company LLP.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


     The Variable Accounts have established a policy with respect to the disclosure of portfolio holdings. A description of this policy is provided in the Statement of Additional Information. In addition, by clicking on "Sun Life Annuities" on the MFS website (mfs.com), the following information is generally available to you:


INFORMATION                                    APPROXIMATE DATE OF POSTING TO WEBSITE
-------------------------------------------    --------------------------------------
Variable Account's full securities holdings    29 days after month end
  as of each month's end

     Note that the Variable Accounts or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to contractholders. Once posted, the above information will remain available on the website until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

                      PURCHASE PAYMENTS AND CONTRACT VALUES
                           DURING ACCUMULATION PERIOD

PURCHASE PAYMENTS

     You must send all Purchase Payments to us at our Annuity Service Mailing Address. Unless you have surrendered the Contract, you may make Purchase Payments at any time during the life of the Annuitant and before the Annuity Commencement Date (the "Accumulation Period"). Purchase Payments may be made annually, semi-annually, quarterly, monthly, or on any other frequency acceptable to us. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, our approval is required before we will accept a Purchase Payment if the value of your Accumulation Account exceeds $1,000,000, or if the Purchase Payment would cause the value of your Accumulation Account to exceed $1,000,000.

     An applicant's completed application forms, together with the initial Purchase Payment, are forwarded to us. Upon acceptance, we issue the Contract to you and credit the initial Purchase Payment to the Contract in the form of Accumulation Units. We will credit the initial Purchase Payment within two business days after we receive your completed application. If your application is incomplete, we may retain the Purchase Payment for up to five business days while we try to complete the application. If we cannot complete the application within five business days, we will notify you of the reason for the delay and will return the Purchase Payment immediately unless you specifically consent to our retaining the Purchase Payment until we can complete the application. No interest will be credited or accumulation units purchased until the application is completed. Once the application is completed, we will credit the Purchase Payment within two business days. We will credit all subsequent Purchase Payments using the Accumulation Unit values for the Valuation Period during which we receive the Purchase Payment.

     We will establish an Accumulation Account for each Contract. Your Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to your Accumulation Account.

     We will allocate each net Purchase Payment to either the Fixed Account or to the Variable Accounts or to both the Variable Accounts and the Fixed Account in accordance with the allocation factors you have specified in the application or as subsequently changed. When we receive a Purchase Payment, we will credit all of that portion, if any, of the net Purchase Payment to be allocated to the Variable Accounts to the Accumulation Account in the form of Variable Accumulation Units. The number of Variable Accumulation Units we credit is determined by dividing the dollar amount allocated to the Variable Account by the Variable Accumulation Unit value for that Variable Account for the Valuation Period during which we receive the Purchase Payment. The value of an Accumulation Unit will be determined by investment performance, expenses and deductions of certain charges.

     We established the Variable Accumulation Unit value for each Variable Account at $10.00 for the first Valuation Period of that Valuation Account. We determine the Variable Accumulation Unit value for any subsequent Valuation Period as follows: we multiply the Variable Accumulation Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may also be required to block a contract owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator.

NET INVESTMENT FACTOR

     The Net Investment Factor is an index applied to measure the investment performance of a Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of a Variable Accumulation Unit may increase, decrease or remain the same.

     The Net Investment Factor for any Variable Account for any Valuation Period is determined by adding (a) and (b), subtracting from that amount the sum of (c) and (d), and then dividing the result of the difference by (a), where:

          (a) is the value of the Variable Account's net assets attributable to the Contracts at the end of the preceding Valuation Period;

          (b) is the investment income and capital gains, realized or unrealized, that are credited to such assets of the Variable Account during the Valuation Period;

          (c) is the capital losses, realized or unrealized, charged against such assets of the Variable Account in the Valuation Period plus, with respect to such assets, any amount charged against the Variable Account or set aside as a reserve to maintain or operate the Variable Account for the Valuation Period; and

          (d) is the expenses of the Variable Account attributable to the Contracts incurred during the Valuation Period including the mortality and expense risk charge and the investment management fee and the other expenses of the Variable Account, subject to any applicable expense limitation.


     The assets of the Variable Accounts normally are composed chiefly of investment securities. The value of each Variable Account's assets is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday.

     To determine net asset value, each Variable Account's investments, except Money Market Variable Account, for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

     The Board of Managers has delegated primary responsibility for determining or causing to be determined the value of the Variable Accounts' investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board of Managers. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Managers.

     Under the Variable Accounts' valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. These valuations can be based on both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the

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determination of the Variable Account's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the Variable Accounts, net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the Variable Accounts' foreign equity securities may often be valued at fair value. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the Variable Accounts' net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the Variable Accounts' net asset value may differ from quoted or published prices for the same investments. To determine net asset value, MMVA's investments are generally valued at amortized cost.


All investments and assets are expressed in U.S. dollars based upon current currency exchange rates.

TRANSFERS

     During the Accumulation Period, you may transfer all or part of the value of your Accumulation Account to one or more Variable Accounts or to the Fixed Account, or to any combination of these options. We make these transfers by converting the value of the Accumulation Units you wish to transfer into Variable Accumulation Units of the Variable Accounts and/or Fixed Accumulation Units of the same aggregate value, as you choose. These transfers are subject to the following conditions:

          1. you may make transfers involving Fixed Accumulation Units only during the 45 day period before and the 45 day period after each Contract Anniversary;

          2. you may not make more than 12 transfers in any Contract Year;

          3. the amount transferred may not be less than $1,000 unless you are transferring your entire balance in the Fixed Account or a Variable Account; and

          4. we impose additional restrictions on market timers, which are further described under "Short-Term Trading" below.

     We will make these transfers using the Accumulation Unit values for the Valuation Period during which we receive the request for transfer. Under current tax law a transfer will not result in any tax liability. You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

SHORT-TERM TRADING

     THE CONTRACTS ARE NOT DESIGNED FOR SHORT-TERM TRADING. IF YOU WISH TO EMPLOY SUCH STRATEGIES, DO NOT PURCHASE A CONTRACT. TRANSFER LIMITS AND OTHER RESTRICTIONS, DESCRIBED BELOW, ARE SUBJECT TO OUR ABILITY TO MONITOR TRANSFER ACTIVITY. SOME CONTRACT OWNERS AND THEIR THIRD PARTY INTERMEDIARIES ENGAGING IN SHORT-TERM TRADING MAY EMPLOY A VARIETY OF STRATEGIES TO AVOID DETECTION. DESPITE OUR EFFORTS TO PREVENT SHORT-TERM TRADING, THERE IS NO ASSURANCE THAT WE WILL BE ABLE TO IDENTIFY SUCH CONTRACT OWNERS OR INTERMEDIARIES OR CURTAIL THEIR TRADING. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Variable Account's performance. If large amounts of money are suddenly transferred out of a Variable Account, the Account's investment adviser cannot effectively invest in accordance with the Account's investment objectives and policies.

     The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain

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transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

     Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privilege," such as requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.


     If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Contract Values on behalf of multiple Contract Owners at one time.

Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Contract Owner be equal to 100% of that Contract Owner's value in the Sub-Account.


     We will provide you written notification of any restrictions imposed.

     We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

     We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the other Contract Owners, in the following instances:

     -  when a new broker of record is designated for the Contract;

     -  when the Contract Owner changes;

     - when control of the Contract passes to the designated beneficiary upon the death of the Owner or Annuitant;

     -  when necessary in our view to avoid hardship to a Contract Owner;

     -  when Variable Accounts are dissolved or merged or substituted.

     If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Variable Account's performance. If large amounts of money are suddenly transferred out of a Variable Account, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

     SHORT-TERM TRADING RISKS. To the extent that the Variable Accounts or their agents are unable to curtail excessive trading practices in an Account, these practices may interfere with the efficient management of the Account's portfolio, and may result in the Account engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Account's operating costs and decrease the Account's investment performance, and maintenance of a higher level of cash balances would likewise result in lower Account investment performance during periods of rising markets.

     In addition, to the extent that a Variable Account (such as the Global Government Variable Account) significantly invests in foreign securities traded on markets which may close prior to when the Account determines its unit value (referred to as the valuation time), excessive trading by certain Contractholders may cause dilution in the value of Account units held by other Contractholders. Because events may occur after the close of these foreign markets and before the Account's valuation time that influence the value of these foreign securities, Contractholders may seek to trade Account units in an effort to benefit from their understanding of the value of these foreign securities as of the Account's valuation time (referred to as price arbitrage). The Account has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Account's valuation time. To the extent that the Account does not accurately value foreign securities as of its valuation time, Contractholders engaging in price arbitrage may cause dilution in the value of Account units held by other Contractholders.

     To the extent that a Variable Account (such as the High Yield Variable Account) significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, Contractholders may seek to trade Account units in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Account's portfolio to a greater degree than Accounts which invest in highly liquid securities, in part because the Account may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Account units held by other Contractholders.

                                CASH WITHDRAWALS

     At any time during the Accumulation Period you may withdraw in cash all or any portion of the value of your Accumulation Account. Withdrawals may be subject to a withdrawal charge (see "Withdrawal Charges" below.) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. See "Federal Tax Status." In addition, if you own a Qualified Contract you should check the terms of your retirement plan for restrictions on withdrawals.

     Your withdrawal request will be effective on the date we receive it. If you request a withdrawal of more than $5,000 we may require a signature guarantee. Your request must specify the amount you wish to withdraw. For a partial withdrawal you may specify the amount you want withdrawn from the Fixed Account and/or each Variable Account to which your Accumulation Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata based on your allocations at the end of the Valuation Period during which we receive your request.

     If you request a full withdrawal, we will pay you the value of your Accumulation Account at the end of the Valuation Period during which we receive your request, minus the contract maintenance charge for the current Contract Year and any applicable withdrawal charge. If you request a partial withdrawal, we will pay you the amount you request less any applicable withdrawal charge and reduce the value of your Accumulation Account by deducting the amount requested. If you request a partial withdrawal that would result in the value of your Accumulation Account being reduced to an amount less than the contract maintenance charge for the current Contract Year, we will treat it as a request for a full withdrawal.

     We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw only for following periods:

     - when the New York Stock Exchange is closed except weekends and holidays or when trading on the New York Stock Exchange is restricted;

     - when it is not reasonably practical to dispose of securities held by the Variable Accounts or to determine the value of the net assets of the Variable Accounts, because an emergency exists; or

     - when an SEC order permits us to defer payment for the protection of security holders.

SECTION 403(b) ANNUITIES

     The Internal Revenue Code imposes restrictions on cash withdrawals from Contracts used with Section 403(b) Annuities. In order for the Contract to receive tax deferred treatment, the Contract must provide that cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of Accumulation Account value as of December 31, 1988 ("Pre-1989 Account Value") may be made only when you attain age 59(1)/2 , separate from service with your employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to any growth or interest on or after January 1, 1989 on Pre-1989 Account Value, salary reduction contributions made on or after January 1, 1989, and any growth or interest on such contributions ("Restricted Account Value").

     Withdrawals of Restricted Account Value are also permitted in cases of financial hardship, but only to the extent of contributions; earnings on contributions cannot be withdrawn for hardship reasons. While specific rules defining hardship have not been issued by the Internal Revenue Service, it is expected that to qualify for a hardship distribution, you must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contract (see "Federal Tax Status"). Under certain circumstances, the 10% tax penalty will not apply to withdrawals to pay medical expenses.

     Under the terms of a particular Section 403(b) plan, you may be entitled to transfer all or a portion of the Accumulation Account value to one or more alternative funding options. You should consult the documents governing your plan and the person who administers such plan for information as to such investment alternatives.

     For information on the federal income tax withholding rules that apply to distributions from Qualified Contracts (including Section 403(b) annuities) see "Federal Tax Status."

TEXAS OPTIONAL RETIREMENT PROGRAM

     Under the terms of the Optional Retirement Program, if a participant makes the required contribution, the State of Texas will contribute a specified amount to the participant's retirement account. If a participant does not commence the second year of participation in the plan as a "faculty member" as defined in Title 110B of the State of Texas Statutes, we will return the State's contribution. If a participant does begin a second year of participation, the employer's first year contributions will then be applied as a Purchase Payment under the Qualified Contract, as will the employer's subsequent contributions.

     The Attorney General of the State of Texas has ruled that under Title 110B of the State of Texas Statutes, withdrawal benefits of contracts issued under the Optional Retirement Program are available only in the event of a participant's death, retirement, termination of employment due to total disability, or other termination of employment in a Texas public institution of higher education. A participant will not, therefore, be entitled to exercise the right of withdrawal in order to receive the cash values credited to such participant under the Qualified Contract unless one of the foregoing conditions has been satisfied. The value of such Qualified Contracts may, however, be transferred to other contracts or other carriers during the period of participation in the Program.

                                  DEATH BENEFIT

     If the Annuitant dies before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary. If the Annuitant dies on or after the Annuity Commencement Date, we will not pay a death benefit except as may be provided under annuity option B, D, or E if elected. (Under these options, the Beneficiary may choose to receive remaining payments as they become due or in a single lump sum payment of their discounted value).

     You select the Beneficiary in your Contract application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change. If your designated Beneficiary is not living on the date of death of the Annuitant, we will pay the death benefit in one lump sum to you, or if you are the Annuitant, to your estate. If your designated Beneficiary dies after the date of death of the Annuitant and before an election is made to receive the death benefit in either a cash payment or under one of our annuity options, the estate of the Beneficiary shall be entitled to receive the death benefit in a single lump sum.

     During the lifetime of the Annuitant and before the Annuity Commencement Date, you may elect to have the death benefit payable under one or more of our annuity options listed under "Annuity Provisions" in this Prospectus, for the Beneficiary as Payee. If you have not elected a method of settlement of the death benefit that is in effect on the date of death of the Annuitant, the Beneficiary may elect to receive the death benefit in the form of either a cash payment or one or more of our annuity options. If we do not receive an election by the Beneficiary within 60 days after the date we receive Due Proof of Death of the Annuitant and any required release or consent, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

     In all cases, no Owner or Beneficiary will be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contractual
Provisions--Death of Owner").

PAYMENT OF DEATH BENEFIT

     If the death benefit is to be paid in cash to the Beneficiary, we will make payment within seven days of the date the election becomes effective or is deemed to become effective, except as we may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described in this Prospectus under "Cash Withdrawals." If the death benefit is to be paid in one lump sum to you (or to your estate if you are the Annuitant), we will make payment within seven days of the date we receive Due Proof of Death of the Annuitant, the Owner and/or the Beneficiary, as applicable. If you elect to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the date we receive Due Proof of Death of the Annuitant and the Beneficiary, if any. If your Beneficiary elects to have the death benefit paid under one or more of our annuity options, the Annuity Commencement Date will be the first day of the second calendar month following the effective date or the deemed effective date of the election, and we will maintain your Accumulation Account in effect until the Annuity Commencement Date. Unless otherwise restricted by the terms of your retirement plan or applicable law, you or your Beneficiary, as the case may be, may elect an Annuity Commencement Date later than that specified above, provided that the later date is (a) the first day of a calendar month and (b) not later than the first day of the first month following the 85th birthday of you or your Beneficiary, as applicable (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

     The death benefit is equal to the greatest of:

          1. the value of your Accumulation Account;

          2. the total Purchase Payments made under the Contract reduced by all withdrawals; and

          3. unless prohibited by applicable state law, the value of your Accumulation Account on the fifth Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and Contract charges assessed after the fifth Contract Anniversary.

     To determine the amount of the death benefit under (1) above we will use Accumulation Unit values for the Valuation Period during which we receive Due Proof of Death of the Annuitant if you have elected settlement under one or more of the annuity options; if no election by you is in effect, we will use either the values for the Valuation Period during which an election by the Beneficiary becomes or is deemed effective or, if the death benefit is to be paid in one sum to you or your estate, the values for the Valuation Period during which we receive Due Proof of Death of both the Annuitant and the designated Beneficiary.

                                CONTRACT CHARGES

     We will assess contract charges under the Contracts as follows:

CONTRACT MAINTENANCE CHARGE

     We deduct an annual contract maintenance charge of $25 as partial reimbursement for administrative expenses relating to the issuance and maintenance of the Contract. Prior to the Annuity Commencement Date, we deduct this charge on each Contract Anniversary. We also deduct this charge on surrender of the Contract for full value on a date other than the Contract Anniversary. We deduct the contract maintenance charge in equal amounts from the Fixed Account and each Variable Account in which you have Accumulation Units at the time of the deduction.

     On the Annuity Commencement Date we will reduce the value of your Accumulation Account by the proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the contract maintenance charge pro rata from each annuity payment made during the year.

     We will not increase the amount of the contract maintenance charge. We reserve the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses.

MORTALITY AND EXPENSE RISK CHARGE

     We assume the risk that Annuitants may live for a longer period of time than we have estimated in establishing the guaranteed annuity rates incorporated into the Contract and the risk that administrative charges assessed under the Contracts may be insufficient to cover our actual administrative expenses.


     For assuming these risks, we make a deduction from the Variable Accounts with respect to the Contracts at the end of each Valuation Period both during the Accumulation Period and after annuity payments begin at an effective annual rate of 1.30% with respect to MMVA, HYVA, CAVA, and GSVA, and 1.25% with respect to GGVA and TRVA. We may change the rate of this deduction annually but it will not exceed 1.30% and 1.25%, respectively, on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, we will bear the loss. Conversely, if the deduction proves more than sufficient, the excess would be profit to us and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, we will meet the deficiency from our general corporate funds, which may include amounts derived from the mortality and expense risk charges.


INVESTMENT MANAGEMENT FEES


     The Company makes a deduction from the Variable Accounts at the end of each Valuation Period for the investment management fees payable to MFS. For the year ended December 31, 2005 the investment management fees paid to MFS by the Variable Accounts were equal to the following percentages of the average daily net assets of the respective Accounts: MMVA, 0.50%; HYVA, 0.73%; CAVA, 0.75%; GSVA, 0.55%; GGVA, 0.75% and TRVA, 0.75%.


WITHDRAWAL CHARGES

     We do not deduct a sales charge from Purchase Payments. However, we will impose a withdrawal charge (i.e., a contingent deferred sales charge) on certain amounts you withdraw as reimbursement for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

     You may withdraw a portion of your Accumulation Account value each year before incurring the withdrawal charge, and after we have held a Purchase Payment for five years you may withdraw it free of any withdrawal charge. In addition, we do not impose a withdrawal charge upon annuitization or upon the transfer of Accumulation Account values among the Variable Accounts or between the Variable Accounts and the Fixed Account.

     All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn which is subject to the charge. The charge will be applied as follows:

          (1) OLD PAYMENTS, NEW PAYMENTS AND ACCUMULATED VALUE: In a given Contract Year, "New Payments" are Payments you have made in that Contract Year or in the four previous Contract Years; "Old Payments" are all Purchase Payments made before the previous four Contract years; and the remainder of your Accumulation Account value--that is, the value of your Accumulation Account minus the total of Old and New Payments--is called the "accumulated value."

          (2) ORDER OF WITHDRAWAL: When you make a partial withdrawal or surrender your Contract, we consider the oldest Payment not previously withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old and New Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

          (3) FREE WITHDRAWAL AMOUNT: In any Contract Year, you may withdraw the following amount before we impose a withdrawal charge: (a) any Old Payments you have not previously withdrawn, and (b) 10% of any New Payments, whether or not these new Payments have been previously withdrawn.

          (4) AMOUNT SUBJECT TO WITHDRAWAL CHARGE: We will impose the withdrawal charge on the excess, if any, of (a) Old and New Payments being withdrawn over (b) the remaining free withdrawal amount at the time of the withdrawal. We do not impose the withdrawal charge on amounts attributed to accumulated value.

     Aggregate withdrawal charges assessed against a Contract will never exceed 5% of the total amount of Purchase Payments made under the Contract. (See Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges.)

PREMIUM TAXES

     We will make a deduction, when applicable, for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and in many jurisdictions there is no premium tax at all. We believe that such premium taxes or similar taxes currently range from 0% to 3.5%. It is currently our policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence. However, we reserve the right to deduct such taxes on or after the date they are incurred.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

     We begin making annuity payments under a Contract on the Annuity Commencement Date, which you select in your Contract application. You may change the Annuity Commencement Date from time to time as provided in the Contract. The Annuity Commencement Date must be the first day of a month that falls after the first thirty days following issuance of the Contract and before the first month following the Annuitant's 85th birthday. Any new Annuity Commencement Date must be at least 30 days after we receive notice of the change.

     For Qualified Contracts, there may be other restrictions on your selection of the Annuity Commencement Date imposed by the particular retirement plan or by applicable law. For example, in most situations, current law requires that under a Qualified Contract certain minimum distributions commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).
The Annuity Commencement Date may also be changed by an election of an annuity option as described under "Death Benefit." Please refer to the terms of your plan for additional restrictions.

     On the Annuity Commencement Date, we will cancel your Accumulation Account and apply its adjusted value to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately before the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). NO CASH WITHDRAWALS WILL BE PERMITTED AFTER THE ANNUITY COMMENCEMENT DATE EXCEPT AS MAY BE AVAILABLE UNDER ANNUITY OPTION B, D, OR E IF ELECTED.

     (Under these options, if the Annuitant dies on or after the Annuity Commencement Date, the Beneficiary may choose to receive the remaining payments as they become due or in a single lump sum payment of their discounted value. The discount rate for a Variable Annuity will be the assumed interest rate in effect (See "Annuity Payment Rates"); the discount rate for a Fixed Annuity will be based on the interest rate used to determine the amount of each payment.)

ANNUITY OPTIONS

     During the lifetime of the Annuitant and prior to the Annuity Commencement Date, you may elect one or more of the annuity options described below or such other settlement option as we may agree to for the Annuitant as Payee, except as restricted by the particular retirement plan or any applicable legislation. These annuity options may also be elected by you or the Beneficiary as provided under "Death Benefit."

     You may not change any election after 30 days before the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day before the Annuity Commencement Date, we will deem Annuity Option B, for a Life Annuity with 120 monthly payments certain, to have been elected. If you have properly named a Co-Annuitant, but have not selected the sole Annuitant at least 30 days before the Annuity Commencement Date, the person you have named as the Co-Annuitant will become the sole Annuitant.

     Any election may specify the proportion of the adjusted value of your Accumulation Account to be applied to the Fixed Account and the Variable Accounts. If the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Variable Accounts will be determined on a pro rata basis from the composition of your Accumulation Account on the Annuity Commencement Date.

     Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity Options D and E are available only to provide a Fixed Annuity.

     ANNUITY OPTION A. LIFE ANNUITY: We make monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than Annuity Options B or C because we do not make further payments after the death of the Payee, and there is no provision for a death benefit payable to a Beneficiary.

     ANNUITY OPTION B. LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS
CERTAIN: We make monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

     ANNUITY OPTION C. JOINT AND SURVIVOR ANNUITY: We make monthly payments during the joint lifetime of the Payee and the designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

     * ANNUITY OPTION D. FIXED PAYMENTS FOR A SPECIFIED PERIOD CERTAIN: We make fixed monthly payments for a specified period of time (at least five years but not exceeding 30 years), as elected.

     * ANNUITY OPTION E. FIXED PAYMENTS: We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we shall determine from time to time but which shall not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year.

DETERMINATION OF ANNUITY PAYMENTS

     We will determine the dollar amount of the first Variable Annuity payment in accordance with the annuity payment rates found in the Contract, which are based on an assumed interest rate of 4% per year. We determine all Variable Annuity payments other than the first by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing the portion of the first Variable Annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period that ends immediately

----------

* The election of this Annuity Option may result in the imposition of a penalty tax.

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before the Annuity Commencement Date. The number of Annuity Units of each
Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each Variable Annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Variable Accounts.

     The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each Variable Annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

     After the Annuity Commencement Date, the Payee may exchange Variable Annuity Units from one Variable Account to another, up to a maximum of twelve such exchanges each Contract Year. We calculate the number of new Variable Annuity Units so that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange.

ANNUITY PAYMENT RATES

     The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee.

     If net investment return of the Variable Accounts were exactly equal to the assumed interest rate of 4%, the amount of each Variable Annuity payment would remain level. If a net investment return is greater than 4%, the amount of each Variable Annuity payment would increase; conversely, if the net investment return is less than 4%, the amount of each Variable Annuity payment would decrease.

     As a general rule within a particular Annuity Option, annuity payments of a shorter duration result in a higher payment amount than an annuity payment paid over a longer duration. Similarly, annuity payments made on a more frequent basis will result in a smaller payment amount than annuity payments made on a less frequent basis.

                            OTHER CONTRACT PROVISIONS

OWNER

     As the Owner, you are entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Owner of a Non-Qualified Contract may change the ownership of the Contract, subject to the provisions of the Contract, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). Transfer of ownership of a Qualified Contract is governed by the laws and regulations applicable to the retirement or deferred compensation plan for which the Contract was issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

     Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of a Beneficiary at any time while the Annuitant is living.

DEATH OF OWNER

     If you are the Owner of a Non-Qualified Contract and you die before the Annuity Commencement Date, the entire value of your Accumulation Account must be distributed either (1) within five years after the date of your death, or (2) over some period not greater than the life or expected life of the "designated beneficiary" as defined below, with annuity payments beginning within one year after the date of your death. The person named as "successor Owner" shall be considered the designated beneficiary for the purposes of Section 72(s) of the Internal Revenue Code and if no person then living has been so named, then the Annuitant shall automatically be the designated beneficiary for this purpose.

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     These mandatory distribution requirements will not apply when the
Beneficiary is your spouse, if your spouse elects to continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner (unless your spouse is your Beneficiary and elects to continue the Contract) the Death Benefit provision of the Contract controls, subject to the condition that any annuity option elected complies with the Section 72(s) distribution requirements.

     If you are both the Owner and Annuitant and you die on or after the Annuity Commencement Date and before the entire accumulation under the Contract has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect.

     In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Code.

     Any distributions upon the death of the Owner of a Qualified Contract will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING RIGHTS

     Owners of and payees under the Contracts and other contracts participating in the investment experience of each Variable Account have the right to vote at meetings of owners/payees of the particular Variable Account, upon such matters as the election of Members of the Board of Managers, proposed changes in the Variable Accounts' fundamental investment restrictions and such other matters as the Investment Company Act of 1940 may require.

     Prior to the Annuity Commencement Date, you as the Owner may cast one vote for each Variable Accumulation Unit in the particular Variable Account credited to your Accumulation Account on the record date. On or after the Annuity Commencement Date, the number of votes that a Payee may cast is determined by dividing the reserve held in the particular Variable Account for the Contract by the Variable Accumulation Unit value of the Variable Account on the record date. Employees who contribute to retirement plans which are funded by Qualified Contracts are entitled to instruct the Owners as to how to vote at meetings of Owners/Payees of Contracts participating in the investment experience of the Variable Account.

MODIFICATION

     Upon notice to you, or to the Payee during the annuity period, we may modify the Contract, but only if such modification (i) is necessary to make the Contract or the Variable Accounts comply with any law or regulation issued by a governmental agency to which we are subject or (ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Accounts or (iv) provides additional Variable Account and/or fixed accumulation options. In the event of any such modification, we may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNTS

     At the Company's election and subject to any necessary vote by persons having the right to vote, the Variable Accounts may be operated as unit investment trusts under the Investment Company Act of 1940 or they may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Accounts requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Accounts pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

     We reserve the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change in unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               TAX CONSIDERATIONS

     This section provides general information on the federal income tax consequences of ownership of a Contract based upon our understanding of current federal tax laws. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable federal estate, federal gift, state, or other tax laws. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see "Puerto Rico Tax Considerations," below.

     DEDUCTIBILITY OF PURCHASE PAYMENTS

     For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the "investment in the contract" for purposes of determining the taxable portion of any distributions from a Qualified Contract.

     PRE-DISTRIBUTION TAXATION OF CONTRACTS

     Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

     Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an "immediate annuity", which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

     You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

     DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

     The Account Value of a Non-Qualified Contract will generally include both
(i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

     Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether an Owner has withdrawn the entire amount of the investment earnings under a

Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Owner during any one calendar year must be treated as one annuity contract.

     A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee's expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments. may be deducted on the final return of the Annuitant or other Payee.

     A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1/2, to distributions pursuant to the death or disability of the owner, or to distributions that are a part of a series of substantially equal periodic payments made annually under a lifetime annuity, or to distributions under an immediate annuity (as defined above).

     Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the "investment in the contract" is not affected by the owner's or annuitant's death, i.e., the investment in the contract must still be determined by reference to the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Owner of a Contract), less any Purchase Payments that were amounts previously received which were not includible in income. Special mandatory distribution rules also apply after the death of the Owner when the beneficiary is not the surviving spouse of the Owner.

     If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

     Any amounts held under a Non-Qualified Contract that are assigned or pledged as collateral for a loan will also be treated as if withdrawn from the Contract. In addition, upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

     DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

     In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1/2, except in certain circumstances.

     If you receive a distribution from a Qualified Contract, used in connection with a qualified pension or profit-sharing plan, from a tax-sheltered annuity, or an individual retirement annuity "IRA" and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan or tax-sheltered annuity will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Roll overs of IRA distributions are not subject to the 20% mandatory withholding requirement.

     An eligible rollover distribution from a qualified plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

     - A distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

     -  Any required minimum distribution, or

     -  Any hardship distribution.

     Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

     WITHHOLDING

     In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you and your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

     INVESTMENT DIVERSIFICATION AND CONTROL

     The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

     The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts' underlying assets for federal income tax purposes.

     Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Contract and the contracts described in Rev. Rul. 2003-91 should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

     TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

     As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest,

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dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

     QUALIFIED RETIREMENT PLANS

     You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.

     PENSION AND PROFIT-SHARING PLANS

     Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

     TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

     If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Participant attains age 59 1/2, has a severance from employment with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Participant must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

     Section 403(b) annuities, like IRAs, are subject to required minimum distributions under the Code. Section 403(b) annuities are unique, however, in that any account balance accruing before January 1, 1987 (the "pre-1987 balance") needs to comply with only the minimum distribution incidental benefit
(MDIB) rule and not also with the minimum distribution rules set forth in
Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

     Under the terms of a particular Section 403(b) plan, the Participant may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Participants should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

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     INDIVIDUAL RETIREMENT ACCOUNTS

     Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

     ROTH IRAs

     Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If we make Contracts available for use with Roth IRAs, we will provide any necessary information.

PUERTO RICO TAX CONSIDERATIONS

     SOME PUERTO RICO INCOME TAX CONSIDERATIONS APPLICABLE TO CONTRACTS ISSUED IN PUERTO RICO.

     The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended (the "1994 Code"). Under the current provisions of the 1994 Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

     When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

     When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

     The provisions of the 1994 Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. Although we currently offer the Contract in Puerto Rico in connection with qualified retirement plans, the text of this Prospectus under the heading "Federal Tax Status" dealing with such qualified retirement plans is inapplicable to Puerto Rico and should be disregarded.

     For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

     SOME U.S. INCOME TAX CONSIDERATIONS APPLICABLE TO DISTRIBUTIONS AND WITHDRAWALS UNDER SUCH CONTRACTS TO RESIDENTS OF PUERTO RICO.

     As a result of IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under "TAX CONSIDERATIONS", see "Pre-Distribution Taxation of Contracts", "Distributions and Withdrawals from Non-Qualified Contracts", "Withholding" and "Non-Qualified Contracts". You should consult a qualified tax professional for advice regarding the effect of Rev. Rul. 2004-75 on your U.S. and Puerto Rico income tax situation.

                          DISTRIBUTION OF THE CONTRACTS

     We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

     The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

     The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% of Purchase Payments, and 0.20% annually of the Contract's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

     The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

     In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer.

     These payments may provide your Selling Agent with additional incentives to promote the Contracts or otherwise cooperate with the Company's promotional efforts.

     You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

                                LEGAL PROCEEDINGS

     We, MFS and the Variable Accounts are engaged in various kinds of routine litigation which, in management's opinion, is not of material importance to the Company's total assets or material with respect to the Variable Accounts.

                                 OWNER INQUIRIES

     All Owner inquiries should be directed to the Company at the Annuity Service Mailing Address shown on the cover of this Prospectus.

                                                                     MAY 1, 2006


                             COMPASS 2 AND COMPASS 3

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information                                                                2

The Variable Accounts' Investment Objectives, Policies and Restrictions            3

Management of the Variable Accounts                                                5

Annuity Provisions                                                                17

Other Contractual Provisions                                                      18

Administration of the Contracts                                                   19

Distribution of the Contracts                                                     19

Disclosure of Portfolio Holdings                                                  20

Independent Registered Public Accounting Firm and Financial Statements            23

Appendix A -- The Fixed Account                                                  A-1

Appendix B -- Examples of Certain Calculations                                   B-1

Appendix C -- Withdrawals and Withdrawal Charges                                 C-1

Appendix D -- Transactions in Securities of Regular Broker-Dealers and their
              Affiliates and for Research Services                               D-1

Appendix E -- Investment Techniques, Practices and Risks                         E-1

Appendix F -- Description of Bond Ratings                                        F-1

Appendix G -- Proxy Voting Policies and Procedures                               G-1

Appendix H -- Recipients of Non-Public Disclosure Regarding Portfolio Holdings
              on an Ongoing Basis                                                H-1

APPENDIX A

-  INVESTMENT TECHNIQUES AND PRACTICES

   In pursuing its investment objective, the Variable Accounts may engage in any of the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the Account's investment objective and, with respect to the Money Market Variable Account the rules governing money market funds. Investment techniques and practices which the Variable Account will use or currently anticipates using are denoted by a check (/X/) mark. However, the Account may not use all of these techniques and practices. Investment techniques and practices with the Account does not currently anticipate using but which the Account reserves the freedom to use are denoted by a dash (/ /) mark. Investment techniques and practices which are the principal focus of the Variable Accounts are described, together with their risks, in the Prospectus. Both principal and non-principal techniques and practices are described, together with their risks, in Appendix E of the SAI.

     INVESTMENT TECHNIQUES/PRACTICES

     SYMBOLS /X/ Variable Account uses, or   / / permitted, but Variable Account
             currently anticipates using     does not currently anticipate using

                                                   MMVA   HYVA   TRVA   GGVA
                                                   ----   ----   ----   ----
     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations and
           Multiclass Pass-Through Securities      / /    /X/    / /    /X/
         Corporate Asset-Backed Securities         /X/    /X/    / /    / /
         Mortgage Pass-Through Securities          / /    /X/    / /    /X/
         Stripped Mortgage-Backed Securities       / /    / /    / /    / /
       Corporate Securities                        / /    /X/    /X/    / /
       Loans and Other Direct Indebtedness         / /    /X/    / /    / /
       Lower Rated Bonds                           / /    /X/    /X/    / /
       Municipal Bonds                             / /    / /    / /    / /
       U.S. Government Securities                  /X/    /X/    /X/    /X/
       Variable and Floating Rate Obligations      /X/    /X/    /X/    /X/
       Zero Coupon Bonds, Deferred Interest
         Bonds and PIK Bonds                       /X/    /X/    /X/    /X/
     Equity Securities                             / /    /X/    /X/    / /
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                 / /    /X/    /X/    / /
       Depositary Receipts                         / /    / /    /X/    / /
       Dollar-Denominated Foreign Debt
         Securities                                /X/    /X/    /X/    / /
       Emerging Markets                            / /    /X/    /X/    / /
       Foreign Securities                          / /    /X/    /X/    / /
     Forward Contracts                             / /    /X/    /X/    /X/
     Futures Contracts                             / /    /X/    /X/    /X/
     Indexed Securities/Structured Products        / /    / /    /X/    /X/
     Inverse Floating Rate Obligations             / /    / /    / /    / /

     SYMBOLS /X/ Variable Account uses, or   / / permitted, but Variable Account
             currently anticipates using     does not currently anticipate using

                                                   MMVA   HYVA   TRVA   GGVA
                                                   ----   ----   ----   ----
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                              /X/    /X/    /X/    /X/
       Closed-End Funds                            /X/    /X/    /X/    /X/
     Lending of Portfolio Securities               /X/    /X/    /X/    /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                             / /    / /    / /    / /
       Mortgage "Dollar-Roll" Transactions         / /    / /    / /    /X/
       Reverse Repurchase Agreements               / /    / /    / /    / /
     OPTIONS
       Options on Foreign Currencies               / /    / /    /X/    / /
       Options on Futures Contracts                / /    / /    /X/    /X/
       Options on Securities                       / /    /X/    /X/    /X/
       Options on Stock Indices                    / /    /X/    /X/    / /
       Reset Options                               / /    / /    / /    / /
       "Yield Curve" Options                       / /    / /    / /    / /
     Repurchase Agreements                         /X/    /X/    /X/    /X/
     Short Sales                                   / /    / /    /X/    / /
     Short Term Instruments                        /X/    /X/    /X/    /X/
     Swaps and Related Derivative Instruments      / /    /X/    / /    /X/
     Temporary Borrowings                          /X/    /X/    /X/    /X/
     Temporary Defensive Positions                 /X/    /X/    /X/    /X/
     "When-issued" Securities                      / /    /X/    /X/    /X/

     SYMBOLS /X/ Variable Account uses, or   / / permitted, but Variable Account
             currently anticipates using     does not currently anticipate using


                                                   TRVA   GGVA
                                                   ----   ----
     DEBT SECURITIES
       ASSET-BACKED SECURITIES
         Collateralized Mortgage Obligations and
           Multiclass Pass-Through Securities      /X/    / /
         Corporate Asset-Backed Securities         /X/    / /
         Mortgage Pass-Through Securities          /X/    /X/
         Stripped Mortgage-Backed Securities       /X/    /X/
       Corporate Securities                        /X/    / /
       Loans and Other Direct Indebtedness         /X/    /X/
       Lower Rated Bonds                           /X/    /X/
       Municipal Bonds                             /X/    /X/
       U.S. Government Securities                  /X/    /X/
       Variable and Floating Rate Obligations      /X/    /X/
       Zero Coupon Bonds, Deferred Interest
         Bonds and PIK Bonds                       /X/    /X/
     Equity Securities                             /X/    /X/
     FOREIGN SECURITIES EXPOSURE
       Brady Bonds                                 /X/    /X/
       Depositary Receipts                         /X/    /X/
       Dollar-Denominated Foreign Debt
         Securities                                /X/    /X/
       Emerging Markets                            /X/    /X/
       Foreign Securities                          /X/    /X/
     Forward Contracts                             /X/    /X/
     Futures Contracts                             /X/    /X/
     Indexed Securities/Structured Products        /X/    /X/
     Inverse Floating Rate Obligations             /X/    /X/
     INVESTMENT IN OTHER INVESTMENT COMPANIES
       Open-End Funds                              /X/    /X/
       Closed-End Funds                            /X/    /X/
     Lending of Portfolio Securities               /X/    /X/
     LEVERAGING TRANSACTIONS
       Bank Borrowings                             / /     / /
       Mortgage "Dollar-Roll" Transactions         / /     / /
       Reverse Repurchase Agreements               / /     / /

     SYMBOLS /X/ Variable Account uses, or   / / permitted, but Variable Account
             currently anticipates using     does not currently anticipate using


                                                   TRVA   GGVA
                                                   ----   ----
     OPTIONS
     Options on Foreign Currencies                 / /    / /
     Options on Futures Contracts                  / /    / /
     Options on Securities                         / /    / /
     Options on Stock Indices                      / /    / /
     Reset Options                                 / /    / /
     "Yield Curve" Options                         / /    / /
     Repurchase Agreements                         /X/    / /
     Short Sales                                   /X/    / /
     Short Term Instruments                        /X/    / /
     Swaps and Related Derivative Instruments      /X/    / /
     Temporary Borrowings                          /X/    / /
     Temporary Defensive Positions                 /X/    / /
     "When-issued" Securities                      /X/    / /

This Prospectus sets forth information about the Contracts and the Variable Accounts that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Accounts has been filed with the SEC in a SAI dated May 1, 2006 which is incorporated herein by reference. The SAI is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.


To:    Sun Life Assurance Company of Canada (U.S.)
       P.O. Box 9133
       Wellesley Hills, Massachusetts 02481


     Please send me a Statement of Additional Information for Compass 2--Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account and Global Governments Variable Account.


Name
        --------------------------------------------------
Address
        --------------------------------------------------

        --------------------------------------------------

City                      State                    Zip
     -------------------        ----------------       -----------------
Telephone
          --------------

[COMPASS2 LOGO]

PROSPECTUS


MAY 1, 2006


COMBINATION FIXED/VARIABLE
ANNUITY FOR PERSONAL AND
QUALIFIED RETIREMENT PLANS

ISSUED BY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
Annuity Service Mailing Address:
P.O. Box 9133
Wellesley Hills, Massachusetts 02481
Toll Free Telephone: (800) 752-7215

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110-2875

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

ISSUED IN CONNECTION WITH
-  MONEY MARKET VARIABLE ACCOUNT
-  HIGH YIELD VARIABLE ACCOUNT
-  CAPITAL APPRECIATION VARIABLE ACCOUNT
-  GOVERNMENT SECURITIES VARIABLE ACCOUNT
-  GLOBAL GOVERNMENTS VARIABLE ACCOUNT

-  TOTAL RETURN VARIABLE ACCOUNT

CO2US-PRO 5/06 11.3M

                                                                     MAY 1, 2006


                             COMPASS 2 AND COMPASS 3

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

General Information                                                                     2
The Variable Accounts' Investment Objectives, Policies and Restrictions                 3
Management of the Variable Accounts                                                     5
Annuity Provisions                                                                     17
Other Contractual Provisions                                                           18
Administration of the Contracts                                                        19
Distribution of the Contracts                                                          19
Disclosure of Portfolio Holdings                                                       20
Independent Registered Public Accounting Firm and Financial Statements                 23
Appendix A -- The Fixed Account                                                       A-1
Appendix B -- Examples of Certain Calculations                                        B-1
Appendix C -- Withdrawals and Withdrawal Charges                                      C-1
Appendix D -- Transactions in Securities of Regular Broker-Dealers and their
              Affiliates and for Research Services                                    D-1
Appendix E -- Investment Techniques, Practices and Risks                              E-1
Appendix F -- Description of Bond Ratings                                             F-1
Appendix G -- Proxy Voting Policies and Procedures                                    G-1
Appendix H -- Recipients of Non-Public Disclosure Regarding Portfolio Holdings
              on an Ongoing Basis                                                     H-1


     This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to prospective purchasers of Compass 2 and Compass 3 Combination Fixed/Variable Annuity Contracts for personal and qualified retirement plans (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Total Return Variable Account and Global Governments Variable Account (the "Variable Accounts") which is not necessarily included in the Compass 2 and Compass 3 Prospectuses, each dated May 1, 2006 (the "Prospectuses"). This SAI should be read in conjunction with the Prospectuses, copies of which may be obtained without charge from the Company at its Annuity Service Mailing Address, P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7215.


     The terms used in this SAI have the same meanings as those used in the Prospectuses.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                               GENERAL INFORMATION

THE COMPANY


     Sun Life Assurance Company of Canada (U.S.) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. Our Executive Office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

     We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.


THE VARIABLE ACCOUNTS


     Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account ("GSVA"), Total Return Variable Account ("TRVA") and Global Governments Variable Account ("GGVA") are separate accounts of the Company, each of which meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").


THE FIXED ACCOUNT

     If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, nor any interests therein, are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosures in this SAI with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "Fixed Account" in Appendix A).

                  THE VARIABLE ACCOUNTS' INVESTMENT OBJECTIVES,
                            POLICIES AND RESTRICTIONS


     The investment objective and principal investment policies of each Variable Account are described in the Prospectus. In pursuing its investment objective and principal investment policies, a Variable Account may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without contract holder approval unless indicated otherwise, are identified in APPENDIX A to the Prospectus, and are more fully described, together with their associated risks, in APPENDIX E of this SAI. The portfolio turnover percentage increase from 2004 to 2005, for the Capital Appreciation Variable Account, was due primarily to a change in the Variable Account's portfolio managers. The following percentage limitations (as a percentage of net assets at the time of purchase) apply to these investment techniques and practices:


                                                                        PERCENTAGE RESTRICTION
INVESTMENT LIMITATION                                                   (BASED ON NET ASSETS)
                                                                        ----------------------
1. MMVA
    Finance Companies, Banks, Bank Holding Companies and
     Utilities Companies:                                            75%
    Bank Obligations Where the Issuing Bank Has Capital, Surplus
     and Undivided Profit Less Than or Equal to $100 million:        10%
    U.S. dollar-denominated securities of foreign issuers:           up to 35%

                                                                        PERCENTAGE RESTRICTION
INVESTMENT LIMITATION                                                   (BASED ON NET ASSETS)
                                                                        ----------------------
2. HYVA
    Foreign Securities:                                              25%
    Emerging Market Securities:                                      5%
    Lower Rated Bonds:                                               100%

3. CAVA
    Foreign Securities:                                              25%
    Lower Rated Bonds:                                               5%
    Short Sales                                                      5%

4. TRVA
    Foreign Securities:                                              up to (but not including) 20%
    Lower Rated Bonds:                                               up to (but not including) 20%
    Short Sales                                                      5%

5. GGVA
    Foreign Securities:                                              100%
    Emerging Market Securities:                                      up to (but not including) 20%


INVESTMENT RESTRICTIONS THAT APPLY TO ALL VARIABLE ACCOUNTS:


     Each Account has adopted the following restrictions which may not be changed without approval of Owners or Payees under the Contracts ("Fundamental Investment Restrictions").

     An Account may not:

          (1) BORROW MONEY: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

          (2) UNDERWRITE SECURITIES: underwrite securities issued by other persons, except that all or any portion of the assets of the Account may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Account may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

          (3) REAL ESTATE, OIL AND GAS, MINERAL INTERESTS, COMMODITIES: purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Account reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities;

          (4) SENIOR SECURITIES: issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

          (5) MAKE LOANS: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act;

          (6) INDUSTRY CONCENTRATION: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry. For the Money Market Variable Account, this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

     Each Account has the following additional nonfundamental policy which may be changed without shareholder approval. Each Account will not:

          (1) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (E.G., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Account's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of this limitation. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Account's Board of Managers (or its delegee), will not be subject to this 15% limitation.

     Except with respect to Fundamental Investment Restriction (1), and each Account's nonfundamental restriction regarding illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event of a violation of nonfundamental investment policy (1), the Account will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of owners or payees under the Contracts.

                       MANAGEMENT OF THE VARIABLE ACCOUNTS

BOARDS OF MANAGERS


     Each Variable Account is under the general supervision of a Board of Managers. The members of each Board of Managers have been elected by Owners and other persons entitled to vote (See "Voting Rights" in the Prospectus). Members of the Boards of Managers of all six Variable Accounts and officers of each of the Variable Accounts are the same. The business address of each Board Member is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116. Their positions with the Accounts, length of time served, dates of birth, and principal occupations during the last five years and other directorships are listed below.



                                                                              PRINCIPAL OCCUPATIONS             NUMBER OF PORTFOLIOS
                          POSITION(S) HELD       MEMBER/OFFICER             DURING THE PAST FIVE YEARS &         IN FUND COMPLEX
NAME, DATE OF BIRTH     WITH VARIABLE ACCOUNT       SINCE+                     OTHER DIRECTORSHIPS(1)            OVERSEEN BY MEMBER
---------------------- ----------------------- ------------------ ------------------------------------------- ----------------------
INTERESTED MEMBERS:

David D. Horn*         Board Member               April 1986      Private investor; Retired; Sun Life                   34
 (born 06/07/41)                                                  Assurance Company of Canada, Former
                                                                  Senior Vice President and
                                                                  General Manager for the United States
                                                                  (until 1997)

C. James Prieur*       Board Member               July 1999       Sun Life Assurance Company of  Canada,                34
 (born 04/21/51)                                                  President and Chief Operating Officer

INDEPENDENT MEMBERS:

J. Kermit Birchfield   Chairman                   May 1997        Consultant; Century Partners, Inc.                    34
 (born 01/08/40)                                                  (investments), Managing Director;
                                                                  Displaytech, Inc. (manufacturer of
                                                                  liquid crystal display technology),
                                                                  Director; The Dessin Fournir Companies
                                                                  (furniture manufacturer), Director
                                                                  (since October 2005)

Robert C. Bishop       Board Member               May 2001        AutoImmune Inc. (pharmaceutical                       34
 (born 01/13/43)                                                  product development), Chairman,
                                                                  President and Chief Executive Officer;
                                                                  Caliper Life Sciences Corp. (laboratory
                                                                  analytical instruments), Director;
                                                                  Millipore Corporation (purification/
                                                                  filtration products), Director;
                                                                  Quintiles Transnational Corp. (contract
                                                                  services to the medical industry),
                                                                  Director

Frederick H. Dulles    Board Member               May 2001        Lawyer (licensed New York and                         34
 (born 03/12/42)                                                  Washington DC); Ten State Street LLP
                                                                  (law firm), Partner (July 2003 to May
                                                                  2005); McFadden, Pilkington & Ward LLP
                                                                  (solicitors and registered foreign
                                                                  lawyers), Partner (until June 2003);
                                                                  Jackson & Nash, LLP (law firm), Of
                                                                  Counsel (January 2000 to November 2000)

Marcia A. Kean         Trustee                    April 2005      Feinstein Kean Healthcare                             34
 (born 06/30/48)                                                  (consulting).  Chief Executive Officer
                                                                  (since December 2002), Managing
                                                                  Director (January 1991 until May 2001);
                                                                  Ardais Corporation (biotech products),
                                                                  Senior Vice President--Commercialization
                                                                  (February 2002 until November 2002)

                                                                            PRINCIPAL OCCUPATIONS              NUMBER OF PORTFOLIOS
                         POSITION(S) HELD        MEMBER/OFFICER            DURING THE PAST FIVE YEARS &           IN FUND COMPLEX
NAME, DATE OF BIRTH     WITH VARIABLE ACCOUNT       SINCE+                    OTHER DIRECTORSHIPS(1)            OVERSEEN BY MEMBER
----------------------  ----------------------- ------------------ ------------------------------------------- ---------------------
Ronald G. Steinhart     Board Member              May 2001        Private investor; Bank One, Texas                     34
 (born 06/15/40)                                                  N.A., Vice Chairman and Director
                                                                  (January 2000 to January 2001); Bank
                                                                  One Corporation, Officer (until January
                                                                  2000); Carreker Corporation (consultant
                                                                  and technology provider to financial
                                                                  institutions), Director; Prentiss
                                                                  Properties Trust (real estate
                                                                  investment trust), Director; United
                                                                  Auto Group, Inc. (automotive retailer),
                                                                  Director

Haviland Wright         Board Member              May 2001        Hawaii Small Business Development                     34
 (born 07/21/48)                                                  Center, Kaua'i Center, Center Director
                                                                  (since March 2002); Displaytech, Inc.
                                                                  (manufacturer of liquid crystal display
                                                                  technology), Chairman and Chief
                                                                  Executive Officer (until March 2002)

MEMBERS EMERITUS:

Garth Marston           Member Emeritus                           Retired
 (born 04/28/26)

Samuel Adams            Member Emeritus                           Retired
 (born 10/19/25)

OFFICERS:

Maria F. Dwyer**        President               November 2005     Massachusetts Financial Services
(born 12/01/58)                                                   Company, Executive Vice President and
                                                                  Chief Regulatory Officer (since March
                                                                  2004); Fidelity Management & Research
                                                                  Company, Vice President (prior to March
                                                                  2004); Fidelity Group of Funds,
                                                                  President and Treasurer (prior to March
                                                                  2004)

Tracy Atkinson**        Treasurer               September 2005    Massachusetts Financial Services
 (born 12/30/64)                                                  Company, Senior Vice President (since
                                                                  September 2004); PricewaterhouseCoopers
                                                                  LLP, Partner (prior to September 2004)

Christopher R. Bohane** Assistant Secretary        July 2005      Massachusetts Financial Services
 (born 1/18/74)         and Assistant Clerk                       Company, Vice President and Senior
                                                                  Counsel (since April 2003); Kirkpatrick
                                                                  & Lockhart LLP (law firm), Associate
                                                                  (prior to April 2003)

Ethan D. Corey**        Assistant Secretary        July 2005      Massachusetts Financial Services
 (born 11/21/63)        and Assistant Clerk                       Company, Special Counsel (since
                                                                  December 2004); Dechert LLP (law firm),
                                                                  Counsel (prior to December 2004)

David L. DiLorenzo**    Assistant Treasurer        July 2005      Massachusetts Financial Services
 (born 8/10/68)                                                   Company, Vice President (since June
                                                                  2005); JP Morgan Investor Services,
                                                                  Vice President (January 2001 to June
                                                                  2005)

                                                                             PRINCIPAL OCCUPATIONS              NUMBER OF PORTFOLIOS
                         POSITION(S) HELD       MEMBER/OFFICER             DURING THE PAST FIVE YEARS &           IN FUND COMPLEX
NAME, DATE OF BIRTH     WITH VARIABLE ACCOUNT      SINCE+                     OTHER DIRECTORSHIPS(1)            OVERSEEN BY MEMBER
----------------------  ----------------------- ------------------ ------------------------------------------- ---------------------
Timothy M. Fagan**      Assistant Secretary     September 2005     Massachusetts Financial Services
 (born 07/10/68)        and Assistant Clerk                        Company, Vice President and Senior
                                                                   Counsel (since September 2005);
                                                                   John Hancock Advisers, LLC, Vice
                                                                   President and Chief Compliance
                                                                   Officer (September 2004 to
                                                                   August 2005) Senior Attorney (prior
                                                                   to September 2004); John Hancock
                                                                   Group of Funds, Vice President
                                                                   and Chief Compliance Officer
                                                                   (September 2004 to December 2004)

Mark D. Fischer**       Assistant Treasurer        July 2005       Massachusetts Financial Services
 (born 10/27/70)                                                   Company, Vice President (since
                                                                   May 2005); JP Morgan Investment
                                                                   Management Company, Vice
                                                                   President (prior to May 2005)

Ellen Moynihan**        Assistant Treasurer         May 2001       Massachusetts Financial Services
 (born 11/13/57)                                                   Company, Vice President

Susan S. Newton**       Assistant Secretary         May 2005       Massachusetts Financial Services
 (born 3/7/50)          and Assistant Clerk                        Company, Senior Vice President
                                                                   and Assistant General Counsel
                                                                   (since April 2005); John Hancock
                                                                   Advisers, LLC, Senior Vice President,
                                                                   Secretary and Chief Legal Officer
                                                                   (prior to April 2005); John Hancock
                                                                   Group of Funds, Senior Vice
                                                                   President, Secretary and Chief Legal
                                                                   Officer (prior to April 2005)

Susan A. Pereira**      Assistant Secretary        July 2005       Massachusetts Financial Services
 (born 11/5/70)         and Assistant Clerk                        Company, Vice President and Senior
                                                                   Counsel (since June 2004); Bingham
                                                                   McCutchen LLP (law firm), Associate
                                                                   (prior to June 2004)

Frank L. Tarantino**    Independent Chief       September 2004     Tarantino LLC (provider of compliance
 (born 03/07/44)        Compliance Officer                         services), Principal (since June 2004);
                                                                   CRA Business Strategies Group
                                                                   (consulting services), Executive Vice
                                                                   President (April 2003 to June 2004);
                                                                   David L. Babson & Co. (investment
                                                                   adviser), Managing Director, Chief
                                                                   Administrative Officer and Director
                                                                   (February 1997 to March 2003)

James O. Yost**         Assistant Treasurer         May 2001       Massachusetts Financial Services
 (born 06/12/60)                                                   Company, Senior Vice President


----------

+ Date first appointed to serve as Board Member/Officer of an MFS/Sun Life Product. Each Board Member has served continuously since appointment.
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the variable account. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" of MFS within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

     The Compass Variable Accounts do not hold annual meetings for the purpose of electing Board Members, and Board Members are not elected for fixed terms. This means that each Board Member will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.


     All of the Members of the Boards of Managers of the Compass Variable Accounts are also Trustees of the MFS Sun Life Series Trust. The executive officers of the Compass Variable Accounts hold similar positions for the MFS Sun Life Series Trust and other funds in the MFS fund complex. Each Board Member serves as a Trustee or Manager of 34 Accounts/Series.


     No Board Member or officer had an ownership interest in the Variable Accounts or any other fund supervised by the Board Members as of the date of this SAI.

     All Members of the Boards of Managers and officers of the Variable Accounts who are associated with Sun Life (Canada) and its subsidiaries will continue in their present positions with these companies. The Variable Accounts pay no remuneration to Members of the Boards of Managers who also serve as officers of Sun Life (Canada) or its affiliates. The Members who are not officers of Sun Life Assurance Company of Canada, received the following fees from each Variable Account, depending on attendance at meetings.

                            MEMBER COMPENSATION TABLE


                                                                    MEMBER FEES(1)
                                                -----------------------------------------------------
                                                   CAPITAL      GLOBAL       GOVERNMENT       HIGH
                                                APPRECIATION  GOVERNMENTS    SECURITIES       YIELD
                                                  VARIABLE      VARIABLE      VARIABLE       VARIABLE
                MEMBER                            ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
------------------------------------------      ------------  -----------    ----------   -----------
          INTERESTED MEMBERS

David D. Horn                                    $   3,111      $    124     $   1,067    $     773
C. James Prieur                                          0             0             0            0

          INDEPENDENT MEMBERS

J. Kermit Birchfield                                 5,427           216         1,867        1,353
Robert C. Bishop                                     3,792           151         1,301          943
Frederick H. Dulles                                  3,580           143         1,228          890
Marcia A. Kean (3)                                   3,005           120         1,031          747
Derwyn F. Phillips (4)                                 644            26           221          160
Ronald G. Steinhart                                  3,792           151         1,301          943
Haviland Wright                                      3,792           151         1,301          943

           MEMBER EMERITUS

Garth Marston                                            0             0             0            0
Samuel Adams                                         1,163            46           399          289

                                                     MEMBER FEES(1)
                                     ------------------------------------------------
                                       MONEY           TOTAL         TOTAL MEMBER
                                       MARKET          RETURN        FEES FROM THE
                                     VARIABLE        VARIABLE      VARIABLE ACCOUNTS
       MEMBER                         ACCOUNT         ACCOUNT     AND FUND COMPLEX(2)
--------------------------------    ----------     ------------   -------------------
  INTERESTED MEMBERS

David D. Horn                         $   513       $   2,115        $   109,500
C. James Prieur                             0               0                  0

  INDEPENDENT MEMBERS

J. Kermit Birchfield                      899           3,692            191,000
Robert C. Bishop                          625           2,579            133,500
Frederick H. Dulles                       590           2,434            126,000
Marcia A. Kean (3)                        495           2,044            105,500
Derwyn F. Phillips (4)                    106             438             23,000
Ronald G. Steinhart                       625           2,579            133,500
Haviland Wright                           625           2,579            133,500


  MEMBER EMERITUS

Garth Marston                               0               0                  0
Samuel Adams                              192             791             41,000


----------

(1)  For the year ended December 31, 2005.
(2) Information provided for calendar year 2005. All Members receiving compensation from the Accounts served as Members or Trustees of 34 funds and registered accounts within the MFS fund complex, having aggregate net assets at December 31, 2005 of $10.2 billion.

(3)  Ms. Kean became a Member of the Board of Managers effective April 27, 2005.
(4) Mr. Phillips resigned as a Member of the Board of Managers effective April 27, 2005.

COMMITTEES

     The Board has established the following committees:


                         NUMBER OF
                      MEETINGS IN LAST
NAME OF COMMITTEE       FISCAL YEAR                               FUNCTIONS                                 MEMBERS
-----------------------------------------------------------------------------------------------------------------------------
AUDIT                          8          Provides oversight with respect to the accounting and        Birchfield*, Bishop*,
COMMITTEE                                 auditing procedures of the Variable Accounts and,            Steinhart* and Wright*
                                          among other things, selection of the independent
                                          registered public accounting firm for the Variable
                                          Accounts and considers the scope of the audit and the
                                          effect on the independence of those accountants of
                                          any non-audit services such accountants provide to
                                          the Variable Accounts and any audit or non-audit
                                          services such accountants provide to other MFS Funds,
                                          MFS and/or certain affiliates; pre-approves audit and
                                          permissible non-audit services of independent
                                          registered public accounting firm.

COMPLIANCE AND                 6          Responsible for oversight of the development and             Birchfield*, Dulles*
GOVERNANCE                                implementation of the Funds' compliance policies,            and Kean*
COMMITTEE                                 procedures and practices under the 1940 Act and other
                                          applicable laws as well as oversight of compliance
                                          policies of the Funds' investment Adviser and certain
                                          other service providers as they relate to Fund
                                          activities. The Funds' Independent Chief Compliance
                                          Officer reports directly to the Committee and assists
                                          the Committee in carrying out its responsibilities.
                                          The Committee also recommends qualified candidates to
                                          the Board in the event that a position is vacated or
                                          created. Reviews and articulates the governance
                                          structure of the Board of Members. Administers and
                                          approves all elements of compensation for the Members
                                          who are not "interested persons" of the Variable
                                          Accounts as defined in the 1940 Act or affiliated
                                          with the Variable Accounts' investment adviser. The
                                          Committee advises and makes recommendations to the
                                          Board on matters concerning directorship practices
                                          and recommendations concerning the functions and
                                          duties of the committees of the Board. The Committee
                                          would

                         NUMBER OF
                      MEETINGS IN LAST
NAME OF COMMITTEE       FISCAL YEAR                               FUNCTIONS                                 MEMBERS
-----------------------------------------------------------------------------------------------------------------------------
                                          consider recommendations by shareholders if a
                                          vacancy were to exist. Shareholders wishing to
                                          recommend Member candidates for consideration by the
                                          Governance Committee may do so by writing the
                                          Variable Accounts' Secretary. Such suggestions must
                                          be accompanied by complete biographical and
                                          occupational data on the prospective nominee, along
                                          with a written consent of the prospective nominee for
                                          consideration of his or her name by the Committee.

CONTRACT                       5          Requests, reviews and considers the information              Birchfield*, Bishop*,
REVIEW                                    deemed reasonably necessary to evaluate the terms            Dulles*, Kean*,
COMMITTEE                                 of the investment advisory, administrative services          Steinhart* and Wright*
                                          and principal underwriting agreements and the Plan of
                                          Distribution under rule 12b-1 or any other agreement
                                          between a Variable Account and its adviser and its
                                          affiliates that the Variable Account proposes to
                                          renew or continue, and to make its recommendations to
                                          the full Board of Members on these matters.

OPERATIONS                     6          Reviews MFS' process and procedures, internal                Birchfield*, Bishop*,
COMMITTEE                                 controls and compliance monitoring relating to               Dulles*, Horn, Kean*,
                                          portfolio trading, best execution and brokerage costs        Prieur, Steinhart*
                                          and trade allocations. Reviews procedures for the            and Wright
                                          valuation of securities and periodically reviews
                                          information from MFS regarding fair value and liquidity
                                          determinations made pursuant to the board-approved
                                          procedures, and makes related recommendations
                                          to the full Board and, if requested by MFS, assists
                                          MFS's internal valuation committee and/or the full
                                          Board in resolving particular valuation matters.
                                          Review on an ongoing basis the Variable Accounts'
                                          proxy voting policies and procedures and recommends
                                          the establishment and periodic modification of such
                                          policies and procedures to the full Board.


*  Non-Interested or Independent Members.

     Each Variable Account and its Adviser and Distributor have adopted a code of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, this code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Variable Account. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The code is on public file with, and is available from, the SEC. The code can be reviewed and copied at the:

           Public Reference Room
           Securities and Exchange Commission
           Washington, D.C. 20549-0102

     Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The code is available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of the code may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

INVESTMENT ADVISER

     Massachusetts Financial Services Company ("MFS" or the "Adviser") is the investment manager for each of the Variable Accounts. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, MFS/Sun Life Series Trust and certain other investment companies established or distributed by MFS and/or its affiliates. MFS Institutional Advisors, Inc., a subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924 and founded the first mutual fund in the United States.


     MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect subsidiary of Sun Life Financial, Inc. (a diversified financial services organization). MFS operates as an autonomous organization and the obligation of performance with respect to the investment management agreements is solely that of MFS. The Company undertakes no obligation in this respect.

MFS votes proxies on behalf of the Accounts pursuant to the proxy voting policies described in Appendix G to this SAI. Information regarding how each Variable Account voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge by visiting www.mfs.com and clicking on Proxy Voting or by visiting the SEC's Web site at http://www.sec.gov.


(1) INVESTMENT MANAGEMENT AGREEMENTS

     MFS manages each Variable Account pursuant to an Investment Management Agreement ("Agreement"). Each Agreement provides that MFS shall act as the Variable Account's investment adviser and manage its investments.


     MFS is paid an investment management fee for each Variable Account as set out in its Investment Advisory Agreement, as follows:



                                      INVESTMENT MANAGEMENT FEE AS A
   VARIABLE ACCOUNT                % OF AVERAGE DAILY NET ASSETS ("ADNA")
-----------------------   ---------------------------------------------------------
GSVA                      0.55% of first $300 million of ADNA and 0.495% of ADNA in
                          excess of $300 million

MMVA*                     0.50% of ADNA

CAVA
GGVA                      0.75% of first $300 million of ADNA and 0.675% of ADNA in
HYVA*                     excess of $300 million
TRVA


----------

* MFS has agreed in writing to reduce its management fee for MMVA to 0.45% of ADNA in excess of $500 million. This written agreement will continue until at least April 30, 2007. Effective September 1, 2005, MFS has voluntarily agreed to waive its management fee for HYVA to 0.675% annually until at least August 31, 2006.

     Each Variable Account pays its respective fees and expenses of the Board of Managers, independent registered public accounting firm, counsel, and custodian, the cost of reports and notices to owners of contracts, brokerage commissions and transaction costs, foreign and domestic taxes and registration fees. MFS has undertaken to reimburse each Variable Account whose operating expenses, excluding taxes, extraordinary expenses and brokerage and transaction costs, and excluding the mortality and expense risk charges, any distribution expense risk charges, and contract maintenance charges payable to the Company, exceed 1.25% of the average daily net assets of the Variable Account for the calendar year. No reimbursements were made in 2003 or 2004. In 2005, MFS reimbursed GGVA 0.45% of ADNA for applicable operating expenses that exceeded the 1.25% ADNA expense limitation. The investment management fees paid by the Variable Accounts during 2003, 2004 and 2005 respectively, were as follows:



                                    MANAGEMENT                       MANAGEMENT                     MANAGEMENT
                                  FEES PAID FOR                    FEES PAID FOR                  FEES PAID FOR
                                   FISCAL YEAR                      FISCAL YEAR                    FISCAL YEAR
      VARIABLE ACCOUNT              ENDED 2003       % ADNA         ENDED 2004       % ADNA         ENDED 2005       % ADNA
------------------------------   ---------------   ----------    ---------------   ----------    ---------------   ----------
CAVA                             $     2,133,320         0.73%   $     2,252,397         0.75%   $     2,076,141         0.75%
GGVA                                      91,770         0.70             91,450         0.75             84,938         0.75
GSVA                                     689,486         0.55            604,025         0.55            544,556         0.55
HYVA                                     686,123         0.75            593,823         0.75            491,157         0.73
MMVA                                     249,176         0.50            257,176         0.50            286,612         0.50
TRVA                                   1,502,286         0.76          1,514,849         0.75          1,496,128         0.75


(2) PORTFOLIO MANAGERS

COMPENSATION

Portfolio managers total cash compensation is a combination of base salary and performance bonus:

  - BASE SALARY--Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

  - PERFORMANCE BONUS--Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

     - The quantitative portion is based on pre-tax performance of all the accounts managed by the portfolio manager (which includes the Variable Accounts and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).


     - The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio mangers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from Variable Account and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity Interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.


Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF FUND SHARES


The following table shows the dollar range of equity securities of the Variable Accounts beneficially owned by the Variable Accounts' portfolio manager as of the Variable Accounts' fiscal year ended December 31, 2005. The following dollar ranges apply:


        N. None
        A. $1 - $10,000
        B. $10,001 - $50,000
        C. $50,001 - $100,000
        D. $100,001 - $500,000
        E. $500,001 - $1,000,000
        F. Over $1,000,000

  NAME OF PORTFOLIO MANAGER        DOLLAR RANGE OF EQUITY SECURITIES TO FUND
-----------------------------    ----------------------------------------------
N/A (1)                                            N

----------
(1) Because the portfolio managers are not eligible to purchase units of the Variable Accounts, no portfolio manager owned units of the Variable Accounts.

OTHER ACCOUNTS

In addition to the Variable Accounts, the Variable Accounts' portfolio manager's is responsible (either individually or jointly) for the day-to-day management of certain other accounts, the number and total assets of which, including the Variable Accounts managed by the Portfolio Manager, were as follows:


                                                                                                   NUMBER OF
                                                                                                    ACCOUNTS
                                                                                                    IN EACH       TOTAL ASSETS
                                                                 CATEGORY OF ACCOUNTS MANAGED         SUCH       MANAGED IN EACH
   AS OF             VARIABLE ACCOUNT     PORTFOLIO MANAGER         BY PORTFOLIO MANAGER           CATEGORY      SUCH CATEGORY
-----------        --------------------   -----------------   ----------------------------------  -----------   -----------------
12/31/2005         Capital Appreciation   Maureen H.          Registered Investment Companies          7        $  9,857,111,594
                                          Pettirossi          Other Pooled Investment Vehicles         0        $              0
                                                              Other Accounts                           9        $    404,411,750
                                                              Other Accounts--Performance
                                                              Based Fee                                2        $    227,180,019
                                          Irfan Ali           Registered Investment Companies          7        $  9,857,111,594
                                                              Other Pooled Investment Vehicles         0        $              0
                                                              Other Accounts                           9        $    404,411,750
                                                              Other Accounts--Performance
                                                              Based Fee                                2        $    227,180,019
12/31/2005         Global Governments     Erik S. Weisman     Registered Investment Companies          9        $  2,123,064,425
                                                              Other Pooled Investment Vehicles         3        $  1,108,107,035
                                                              Other Accounts                           0        $              0
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0
                                          Matthew Ryan        Registered Investment Companies         10        $  2,510,425,661
                                                              Other Pooled Investment Vehicles         3        $  1,805,630,985
                                                              Other Accounts                           6        $    738,554,587
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0
02/28/2006         Government Securities  Geoffrey L.         Registered Investment Companies          9        $  6,081,547,771
                                          Schechter           Other Pooled Investment Vehicles         1        $    234,589,436
                                                              Other Accounts                           2        $    202,052,227
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0
12/31/2005         High Yield             John Addeo          Registered Investment Companies         10        $  4,281,345,458
                                                              Other Pooled Investment Vehicles         1        $    207,024,264
                                                              Other Accounts                           2        $    515,544,204
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0
                                          Scott Richards      Registered Investment Companies         13        $  4,742,677,505
                                                              Other Pooled Investment Vehicles         2        $    532,406,942
                                                              Other Accounts                           2        $    515,544,204
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0
12/31/2005         Total Return           Alan Langsner       Registered Investment Companies         12        $ 23,840,196,912
                                                              Other Pooled Investment Vehicles         0        $              0
                                                              Other Accounts                           1        $    125,323,419
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0
                                          Brooks A. Taylor    Registered Investment Companies          8        $ 22,290,015,650
                                                              Other Pooled Investment Vehicles         0        $              0
                                                              Other Accounts                           0        $              0
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0
                                          Ken Enright         Registered Investment Companies         13        $ 23,905,986,951
                                                              Other Pooled Investment Vehicles         0        $              0
                                                              Other Accounts                           2        $  1,338,777,677
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0

                                                                                                   NUMBER OF
                                                                                                    ACCOUNTS
                                                                                                    IN EACH        TOTAL ASSETS
                                                                 CATEGORY OF ACCOUNTS MANAGED         SUCH       MANAGED IN EACH
   AS OF             VARIABLE ACCOUNT     PORTFOLIO MANAGER         BY PORTFOLIO MANAGER           CATEGORY      SUCH CATEGORY
-----------        --------------------   -----------------   ----------------------------------  -----------   -----------------
                                          Michael Roberge     Registered Investment Companies         11        $ 24,161,496,105
                                                              Other Pooled Investment Vehicles         1        $     52,647,024
                                                              Other Accounts                           2        $     64,676,685
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0
                                          Steve Gorham        Registered Investment Companies         22        $ 33,055,666,818
                                                              Other Pooled Investment Vehicles         2        $    918,048,461
                                                              Other Accounts                          24        $  3,654,470,011
                                                              Other Accounts--Performance
                                                              Based Fee                                1        $    424,984,003
                                          Richard O. Hawkins  Registered Investment Companies         11        $ 24,418,041,768
                                                              Other Pooled Investment Vehicles         0        $              0
                                                              Other Accounts                           0        $              0
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0
                                          William Douglas     Registered Investment Companies          8        $ 22,290,015,650
                                                              Other Pooled Investment Vehicles         0        $              0
                                                              Other Accounts                           0        $              0
                                                              Other Accounts--Performance
                                                              Based Fee                                0        $              0
02/28/06                                  Nevin P. Chitkara   Registered Investment Companies         22        $ 33,705,930,462
                                                              Other Pooled Investment Vehicles         2        $    940,125,467
                                                              Other Accounts                          23        $  4,106,749,739
                                                              Other Accounts--Performance
                                                              Based Fee                                1        $   445,737,751


Advisory fees are not based upon performance of any of the accounts identified in the table above, except for those designated "Other Accounts--Performance Based." For the "Other Accounts--Performance Based" category, the advisory fees are based in part on the performance of the accounts. Performance fees for any particular account are paid to MFS, not the portfolio manager and the portfolio manager's compensation is not determined by reference to the level of performance fees received by MFS.

POTENTIAL CONFLICTS OF INTEREST

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Variable Accounts and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Variable Accounts' portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Variable Accounts and other accounts with similar investment objectives are generally executed on the same day or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases the system could have a detrimental effect on the price or volume of the security as far as the Variable Accounts are concerned. In most cases, however, MFS believes that the Variable Accounts' ability to participate in volume transactions will produce better executions for the Variable Accounts.

MFS does not receive a performance fee for its management of the Variable Accounts. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Variable Accounts--for instance, those that pay a higher advisory fee and/or have a performance fee.

(3) ADMINISTRATOR

     The Company provides certain financial, legal, shareholder communications, compliance, and other administrative services to each Variable Account. Under a Master Administrative Services Agreement between the Variable Accounts and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Managers of the Variable Accounts. Each Variable Account is allocated a portion of these administrative costs based on its size and relative average net assets.


     Each Variable Account pays MFS an administrative fee up to the following annual percentage rates of the Variable Accounts' average daily net assets:



                    First $2 billion                           0.01809%
                    Next $2.5 billion                          0.01342%
                    Next $2.5 billion                          0.00062%
                    In excess of $7 billion                     0.0000%



     For the years ended December 31, 2003, 2004 and 2005 MFS received fees under this Agreement as follows:



                                2003               2004                 2005
                          --------------      --------------       -------------
CAVA                      $       26,448      $       27,905       $      48,648
GGVA                               1,173               1,194               1,998
GSVA                              12,686              10,203              17,420
HYVA                               8,941               7,542              11,910
MMVA                               4,993               4,508              10,274
TRVA                              19,424              18,507              35,216


(4) PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Specific decisions to purchase or sell securities for the Variable Account are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

     In connection with the selection of broker dealers and the placing of Variable Account portfolio transactions, the Adviser seeks to achieve for the Variable Account the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

     In the case of securities traded in the over-the-counter market, the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution may be available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are in effect recaptured by the MFS Funds.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may cause the Variable Account to pay a broker or dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Variable Account in excess of the amount other brokers or dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Variable Account and its other clients. "Commissions," as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

     Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage and research services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Variable Account and the Adviser's other clients in part for providing such brokerage and research services.

     The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     Broker-dealers may be willing to furnish statistical, research and other factual information or service ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Variable Account and the Adviser's other clients.

     The advisory fee paid by the Variable Account to the Adviser is not reduced as a consequence of the Adviser's receipt of Research. To the extent the Variable Account's portfolio transactions are used to obtain Research, the brokerage commissions paid by the Variable Account might exceed those that might otherwise be paid, by an amount which cannot be currently determined. The Research received is useful and of value to the Adviser in serving both the Variable Account and other clients of the Adviser. While the Research is not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the Research, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

     In effecting portfolio transactions on behalf of the Variable Account and the Adviser's other clients, the Adviser from time to time may instruct the broker-dealer that executes a transaction to allocate, or "step out," a portion of such transaction to another broker-dealer. The broker-dealer to which the Adviser has "stepped out" would then settle and complete the designated portion of the transaction, and the executing broker-dealer would settle and complete the remaining portion of the transaction that has not been "stepped out." Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


     The Variable Accounts have an expense offset arrangement that reduces the Variable Accounts' custodian fees based upon the amount of cash maintained by the Variable Accounts with their custodian and dividend disbursing agent, State Street Bank and Trust Company.


     In certain instances there may be securities which are suitable for the Variable Account's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Variable Account and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Variable Account is concerned. In other cases, however, the Variable Account believes that its ability to participate in volume transactions will produce better executions for the Variable Account.

     In addition to using broker-dealers to execute portfolio securities transactions for the Variable Accounts, MFS and/or Clarendon Insurance Agency, Inc., the distributor of the Contracts and a wholly-owned subsidiary of the Company, may enter into other types of business transactions with broker-dealers relating to the distribution of the Contracts.


     Brokerage commissions paid by certain Variable Accounts during 2003, 2004 and 2005 were as follows:



                                                             BROKERAGE COMMISSIONS PAID
                                                ------------------------------------------------------
            VARIABLE ACCOUNT                        2003                 2004                 2005
--------------------------------------------    --------------      --------------       -------------
CAVA                                            $      919,618      $      542,488       $     585,154
TRVA                                                   213,688             281,881             156,769
HYVA                                                         0               6,342               1,484
GGVA                                                         0                   0                   7



     No commissions were paid by MMVA or GSVA in 2003, 2004 and 2005, by GGVA in 2003 and 2004 and by HYVA in 2003.


     See Appendix D for transactions in securities of regular broker-dealers and affiliates of regular broker-dealers for the Accounts, and transactions for research services.

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

     On the Annuity Commencement Date the Contract's Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

     The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

     For a description of fixed annuity payments see Appendix B.

     For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

     The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the appropriate Net Investment Factor (See "Net Investment Factor" in the Prospectus) for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. This factor is
0.99989255 for a one day Valuation Period.

     For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                          OTHER CONTRACTUAL PROVISIONS

OWNER AND CHANGE OF OWNERSHIP

     The Contract shall belong to the Owner. All Contract rights and privileges may be exercised by the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/Participant to exercise certain contract rights and privileges.

     Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

     The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date, although such change may result in the imposition of tax (see "Federal Tax Status--Taxation of Annuities in General"). A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York, American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

     The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

     Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the Beneficiary designation or revocation was signed by the Owner.

CUSTODIAN

     State Street Bank and Trust Company and JPMorgan Chase Bank (each a "Custodian") are the Custodians of the assets of the Variable Accounts.

     The Custodian's responsibilities include safekeeping and controlling the Variable Accounts' cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Variable Accounts' investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts serving as the Variable Accounts' foreign custody manager, providing reports on foreign securities depositaries and, with respect to State Street Bank and Trust Company, calculating Accumulation Unit and Annuity Unit values. The Custodian does not determine the investment policies of the Variable Accounts or decide which securities the Variable Accounts will buy or sell. The Variable Accounts may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve--Treasury Department Book Entry System or the Depository Trust Company.

CODES OF ETHICS

The Variable Accounts, their Adviser and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (the "1940 Act"). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Variable Accounts. Securities transactions by some of these persons may be subject to prior approval of the Adviser's Compliance Department and securities transactions of certain personnel are subject to quarterly reporting and review requirements. These codes are on file with, and are available from, the Securities and Exchange Commission (the "SEC"). These codes can be reviewed and copied at the:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These codes also are available on the EDGAR Database on the Commission's internet website at http://www.sec.gov, and copies of these codes may be obtained, upon payment of a duplicating fee, by electronic request to the following email address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

                         ADMINISTRATION OF THE CONTRACTS

     The Company performs certain administrative functions relating to the contracts participating in the Variable Accounts and the Variable Accounts. These functions include, among other things, maintaining the books and records of the Variable Accounts and maintaining records of the name, address, taxpayer identification number, contract number, type of contract issued to each owner, the status of the accumulation account under each contract and other pertinent information necessary to the administration and operation of the contracts.

                          DISTRIBUTION OF THE CONTRACTS

     We offer the Contract on a continuous basis. Contracts are sold by licensed insurance agents ("the Selling Agents") in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("the Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

     The Company (or its affiliates, for purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

     The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% for Compass 2 and 5.00% for Compass 3 of Purchase Payments, and 0.20% annually of the Contract's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

     The Company also pays compensation to wholesaling broker-dealers, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support and product training to the Selling Agents of the Selling
Broker-Dealers. These payments may be based on a percentage of Purchase Payments and/or a percentage of Contract Value.

     In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommnended list, access to the Selling Broker-dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments of reimbursements may be a fixed dollar amount, and/or may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts (in most cases not to exceed 0.25% of aggregate sales and 0.10% of assets attributable to the Selling-Broker-Dealer.

     These payments may provide your Selling Agent with additional incentives to promote the Contracts or otherwise cooperate with the Company's promotional efforts.


     You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract. During 2003, 2004 and 2005, the following approximate amounts were paid by the Company to and retained by Clarendon in connection with the distribution of Compass 2 and Compass 3 Contracts participating in the Variable
Accounts:



                                                     2005                2004                 2003
                                                --------------      --------------       -------------
Compass 2                                       $    37,527.91      $    43,891.32       $   54,515.76
Compass 3                                           162,574.41          214,168.75          252,948.45


                        DISCLOSURE OF PORTFOLIO HOLDINGS


     The Accounts established a policy governing the disclosure of an Account's portfolio holdings which is designed to protect the confidentiality of the Account's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Accounts' Board of Managers has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

     Neither MFS nor the Accounts will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of an Account's portfolio holdings through required Securities and Exchange Commission ("SEC") quarterly filings, an Account may make its portfolio holdings publicly available on the MFS website in such scope and form and with such frequency as MFS may reasonably determine.

     The following information is generally available to you on the MFS website (mfs.com):



                INFORMATION                         APPROXIMATE DATE OF POSTING TO WEB SITE
   -------------------------------------------      ---------------------------------------
   Variable Account's full securities holdings             29 days after month end
   as of each month's end



     Note that the Variable Account or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Variable Account files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

     Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the Variable Account's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain Variable Accounts. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those Variable Accounts.


     An Account's portfolio holdings are considered to be publicly disclosed:
(a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Account makes such information available on its website (assuming that it discloses in its prospectus that such information is available on its website), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

     DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. An Account may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and /or agree not to trade directly or indirectly based on the information (such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media), and MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of such agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS and its affiliates.

     In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Accounts on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Account's Independent Chief Compliance Officer and the Board of Trustees of the Account. MFS also reports to the Board of Trustees of the Accounts regarding the disclosure of information regarding the Accounts that is not publicly available.

     Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     - Employees of MFS or MFD (collectively "Fund representatives") disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Accounts. Full portfolio holdings are disclosed to a Series' custodians, independent registered public accounting firm and financial printers. Portfolio holdings are disclosed to an Account's pricing service vendors and broker-dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with an Account's operations, including accounting, compliance support and pricing. Portfolio holdings may also be disclosed to persons assisting an Account in the voting of proxies or in connection with litigation relating to an Account's portfolio holdings. In connection with managing the Accounts, MFS may use analytical systems provided by third parties who may have access to Account portfolio holdings.

     - Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of Account shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

     In addition, subject to such disclosure not being impermissible under applicable law or regulation, Account Representatives may disclose Account portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     - Account Representatives may provide oral or written information ("portfolio commentary") about an Account including, but not limited to, how the Account's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Account performance. Account Representatives may also express their views; orally or in writing on one or more of an Account's portfolio holdings or may state that an Account has recently purchased or sold one or more holdings.

     - Account Representatives may also provide oral or written information ("statistical information") about various financial characteristics of an Account's or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

     The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Accounts, persons considering investing in the Accounts or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

     ONGOING ARRANGEMENTS TO MAKE NON-PUBLIC PORTFOLIO HOLDINGS AVAILABLE. With authorization from an Authorized Person, Account Representatives may disclose non-public Account portfolio holdings to the recipients identified on Appendix H to this SAI, or permit the recipients identified on Appendix H to this SAI to have access to non-public Account portfolio holdings, on an on-going basis.


     This list of recipients on Appendix H is current as of April 10, 2006, and any additions, modifications or deletions to this list that have occurred since April 10, 2006 are not reflected. The portfolio holdings of the Accounts which are provided to these recipients, or to which these recipients have access, may be the Accounts' current portfolio holdings. As a condition to receiving or being provided access to non-public Account portfolio holdings, the recipients listed in Appendix H must agree or have a duty to maintain this information in confidence.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS


     Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, is the Variable Accounts' independent registered public accounting firm providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


     The financial statements of the Company are included in this SAI.


     The financial statements of the Variable Accounts are incorporated in this SAI by reference from the Variable Accounts' Annual Report to contract owners for the fiscal year ended December 31, 2005. These financial statements of the Variable Accounts have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report. The financial statements are incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.


     The financial statements of the Variable Accounts reflect units outstanding and expenses incurred under both Compass 2 and Compass 3 Contracts, which impose different contract charges (see "Contract Charges" in the Prospectuses and Note 3 to the financial statements of the Variable Accounts).

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                         2005              2004              2003
                                                                    --------------    --------------    --------------
                                                                                      (IN THOUSANDS)
Revenues:
  Premiums and annuity considerations                               $       51,982    $       58,820    $       60,518
  Net investment income                                                  1,112,529         1,134,257         1,208,750
  Net derivative income (loss)                                              16,474           (98,419)         (203,200)
  Net realized investment gains                                             16,925            96,074           134,085
  Fee and other income                                                     362,275           357,011           319,596
                                                                    --------------    --------------    --------------
Total revenues                                                           1,560,185         1,547,743         1,519,749
                                                                    --------------    --------------    --------------
Benefits and expenses:
  Interest credited                                                        637,502           673,442           783,999
  Interest expense                                                         123,279           128,522           120,905
  Policyowner benefits                                                     187,013           141,377           201,248
  Amortization of deferred acquisition costs ("DAC") and
   value of business acquired ("VOBA")                                     243,821            82,876            98,398
  Other operating expenses                                                 196,543           214,495           184,472
                                                                    --------------    --------------    --------------
Total benefits and expenses                                              1,388,158         1,240,712         1,389,022
                                                                    --------------    --------------    --------------
Income before income tax expense, minority
  interest and cumulative effect of
  change in accounting principle                                           172,027           307,031           130,727
                                                                    --------------    --------------    --------------
Income tax expense (benefit):
  Federal                                                                   40,091            71,352            27,366
  State                                                                         (2)              (98)              823
                                                                    --------------    --------------    --------------
  Income tax expense                                                        40,089            71,254            28,189
                                                                    --------------    --------------    --------------
Income before minority interest and cumulative
  effect of change in accounting principles                                131,938           235,777           102,538
Minority interest share of (loss) income                                    (1,214)            5,561                --
                                                                    --------------    --------------    --------------
Income before cumulative effect of change
  in accounting principles                                                 133,152           230,216           102,538
Cumulative effect of change in accounting principles,
  net of tax benefit of $4,814 and $4,064
  in 2004 and 2003, respectively                                                --            (8,940)           (7,547)
                                                                    --------------    --------------    --------------
Net income                                                          $      133,152    $      221,276    $       94,991
                                                                    ==============    ==============    ==============

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                        CONSOLIDATED FINANCIAL STATEMENTS

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

                                                                                     DECEMBER 31,
                                                                           -------------------------------
                                                                                2005             2004
                                                                           --------------   --------------
                                                                               (IN THOUSANDS EXCEPT
                                                                                    SHARE DATA)
ASSETS
Investments
  Available-for-sale fixed maturities at fair value (amortized cost
   of $15,620,827 and $16,207,312 in 2005 and 2004, respectively)          $   15,677,148   $   16,692,987
  Trading fixed maturities at fair value (amortized cost of
   $1,982,762 and $1,408,618 in 2005 and 2004, respectively)                    1,984,848        1,491,028
  Subordinated note from affiliate held-to-maturity (fair value of
   $645,755 and $689,132 in 2005 and 2004, respectively)                          600,000          600,000
  Short-term investments                                                               --           23,957
  Mortgage loans                                                                1,739,370        1,465,896
  Derivative instruments--receivable                                              487,947          566,401
  Limited partnerships                                                            222,148          304,809
  Real estate                                                                     170,510          168,139
  Policy loans                                                                    701,769          696,305
  Other invested assets                                                           554,917          791,541
  Cash and cash equivalents                                                       347,654          552,949
                                                                           --------------   --------------
Total investments                                                              22,486,311       23,354,012
Accrued investment income                                                         261,507          279,679
Deferred policy acquisition costs                                               1,341,377        1,147,181
Value of business acquired                                                         53,670           24,130
Deferred federal income taxes                                                       4,360               --
Goodwill                                                                          701,451          701,451
Receivable for investments sold                                                    79,860           21,213
Reinsurance receivable                                                          1,860,680        1,928,365
Other assets                                                                      122,239          111,131
Separate account assets                                                        19,095,391       19,120,381
                                                                           --------------   --------------
Total assets                                                               $   46,006,846   $   46,687,543
                                                                           ==============   ==============
LIABILITIES
Contractholder deposit funds and other policy liabilities                  $   18,668,578   $   18,846,238
Future contract and policy benefits                                               768,297          721,135
Payable for investments purchased                                                 248,733          284,511
Accrued expenses and taxes                                                        150,318           95,655
Deferred federal income taxes                                                          --           64,610
Long-term debt                                                                         --           33,500
Debt payable to affiliates                                                      1,125,000        1,025,000
Partnership capital securities                                                    607,826          607,826
Reinsurance payable to affiliate                                                1,652,517        1,697,348
Derivative instruments--payable                                                   197,765          228,774
Other liabilities                                                                 766,657        1,010,006
Separate account liabilities                                                   19,095,391       19,120,381
                                                                           --------------   --------------
Total liabilities                                                              43,281,082       43,734,984
                                                                           --------------   --------------
Commitments and contingencies--Note 19
Minority interest                                                                      --            5,561

STOCKHOLDER'S EQUITY
Common stock, $1,000 par value--10,000 shares authorized;
 6,437 shares issued and outstanding in 2005 and 2004                      $        6,437   $        6,437
Additional paid-in capital                                                      2,138,880        2,131,888
Accumulated other comprehensive income                                             19,260          180,638
Retained earnings                                                                 561,187          628,035
                                                                           --------------   --------------
Total stockholder's equity                                                      2,725,764        2,946,998
                                                                           --------------   --------------
Total liabilities and stockholder's equity                                 $   46,006,846   $   46,687,543
                                                                           ==============   ==============

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                        CONSOLIDATED FINANCIAL STATEMENTS

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                         2005              2004              2003
                                                                    --------------    --------------    --------------
                                                                                      (IN THOUSANDS)
Net income                                                          $      133,152    $      221,276    $       94,991
                                                                    --------------    --------------    --------------
Other comprehensive income (loss)
  Net change in unrealized holding (losses) gains on
   available-for-sale securities, net of tax and
    policyholder amounts                                                   (79,814)           23,103           158,442
  Minimum pension liability adjustment, net of tax                          (1,842)               --                --
  Reclassification adjustments of realized investment gains
   into net income                                                         (79,722)          (70,146)         (179,672)
                                                                    --------------    --------------    --------------
  Other comprehensive loss                                                (161,378)          (47,043)          (21,230)
                                                                    --------------    --------------    --------------
Comprehensive (loss) income                                         $      (28,226)   $      174,233    $       73,761
                                                                    ==============    ==============    ==============

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                       CONSOLIDATED FINANCIAL STATEMENTS

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                FOR THE YEARS ENDED DECEMBER 31,
                                           -------------------------------------------------------------------------------
                                                                            ACCUMULATED
                                                            ADDITIONAL         OTHER                             TOTAL
                                                             PAID-IN       COMPREHENSIVE      RETAINED       STOCKHOLDER'S
                                            COMMON STOCK     CAPITAL          INCOME          EARNINGS          EQUITY
                                           -------------   -------------   -------------    -------------    -------------
                                                                           (IN THOUSANDS)
Balance at December 31, 2002--
  Restated                                 $       6,437   $   2,071,888   $     248,911    $     468,344    $   2,795,580
  Net income                                          --              --              --           94,991           94,991
  Other comprehensive loss                            --              --         (21,230)              --          (21,230)
                                           -------------   -------------   -------------    -------------    -------------
Balance at December 31, 2003                       6,437       2,071,888         227,681          563,335        2,869,341
  Net income                                          --              --              --          221,276          221,276
  Additional paid-in-capital                          --          60,000              --               --           60,000
  Dividends                                           --              --              --         (156,576)        (156,576)
  Other comprehensive loss                            --              --         (47,043)              --          (47,043)
                                           -------------   -------------   -------------    -------------    -------------
Balance at December 31, 2004                       6,437       2,131,888         180,638          628,035        2,946,998
  Net income                                          --              --              --          133,152          133,152
  Additional paid-in-capital                          --           6,992              --               --            6,992
  Dividends                                           --              --              --         (200,000)        (200,000)
  Other comprehensive loss                            --              --        (161,378)              --         (161,378)
                                           -------------   -------------   -------------    -------------    -------------
Balance at December 31, 2005               $       6,437   $   2,138,880   $      19,260    $     561,187    $   2,725,764
                                           =============   =============   =============    =============    =============

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                       CONSOLIDATED FINANCIAL STATEMENTS

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                               --------------------------------------------------
                                                                    2005              2004              2003
                                                               --------------    --------------    --------------
                                                                                 (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income from operations                                   $      133,152    $      221,276    $       94,991
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Minority interest share                                            (1,214)            5,561                --
    Amortization (accretion) of discount and premiums                  60,195            82,123           112,761
    Amortization of DAC and VOBA                                      243,821            82,876            98,398
    Depreciation and amortization                                       3,985             3,025             1,730
    Non cash derivative activity                                      (93,478)          (18,690)          144,091
    Net realized gains on investments                                 (16,925)          (96,074)         (134,085)
    Net losses (gains) on trading investments                          80,324             7,237           (63,573)
    Net change in unrealized and undistributed (gains)
     losses in private equity limited partnerships                    (48,244)          (58,981)           15,789
    Interest credited to contractholder deposits                      637,502           671,101           781,834
    Deferred federal income taxes                                      22,047            72,648            43,029
    Cumulative effect of change in accounting principles,
     net of tax                                                            --             8,940             7,547
Changes in assets and liabilities:
  Deferred acquisition costs                                         (261,917)         (346,996)         (263,762)
  Accrued investment income                                            17,916             5,545           (28,655)
  Future contract and policy benefits                                  25,123           (42,530)             (854)
  Other, net                                                          155,865           211,882           127,056
Net sales (purchases) of trading fixed maturities                    (651,921)           27,801           (60,321)
                                                               --------------    --------------    --------------
Net cash provided by operating activities                             306,231           836,744           875,976
                                                               --------------    --------------    --------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Sales, maturities and repayments of:
   Available-for-sale fixed maturities                              5,685,008        10,472,377        13,004,400
    Net cash from sale of subsidiary                                   17,040            39,687             1,500
    Other invested assets                                             483,700           144,145           127,944
    Mortgage loans                                                    117,438           205,740           339,735
    Real estate                                                           947                --            14,275
   Purchases of:
    Available-for-sale fixed maturities                            (5,269,211)      (10,367,260)      (13,414,490)
    Other invested assets                                            (171,539)         (910,784)           (4,926)
    Mortgage loans                                                   (390,376)         (698,776)         (338,627)
    Real estate                                                        (6,648)          (86,743)          (16,153)
   Changes due to other investments, net                             (239,910)          728,637             5,100
   Net change in policy loans                                          (5,464)           (3,418)          (10,858)
   Net change in short-term investments                                (4,576)              705           153,355
                                                               --------------    --------------    --------------
  Net cash provided by (used in) investing activities          $      216,409    $     (475,690)   $     (138,745)
                                                               --------------    --------------    --------------

               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE
                        CONSOLIDATED FINANCIAL STATEMENTS

                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------
                                                       2005             2004                2003
                                                 ---------------   ---------------   ---------------
                                                                   (IN THOUSANDS)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Deposits to contractholder deposit funds       $     2,720,141   $     2,552,431   $     2,461,677
  Withdrawals from contractholder deposit funds       (3,404,468)       (2,867,815)       (3,411,004)
  Net cash of Sun Capital Advisers, Inc                       --            (2,910)               --
  Issuance of debt                                       100,000                --                --
  Dividends paid to stockholder                         (150,600)         (150,000)               --
  Additional capital contributed                              --            60,000                --
  Other, net                                               6,992            42,004          (145,258)
                                                 ---------------   ---------------   ---------------
Net cash used in financing activities                   (727,935)         (366,290)       (1,094,585)
                                                 ---------------   ---------------   ---------------
Net change in cash and cash equivalents                 (205,295)           (5,236)         (357,354)
  Cash and cash equivalents, beginning of year           552,949           558,185           915,539
                                                 ---------------   ---------------   ---------------
  Cash and cash equivalents, end of year         $       347,654   $       552,949   $       558,185
                                                 ===============   ===============   ===============
SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                  $       122,474   $       120,195   $       118,302

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

On December 31, 2004, the Company distributed through a dividend to its parent, Sun Life of Canada (U.S.) Holdings, Inc., its interest in Sun Capital Advisers, Inc. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE CONSOLIDATED FINANCIAL
                                   STATEMENTS

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (IN THOUSANDS)
FOR THE YEARS ENDED DECEMBER 31, 2005, 2004 AND 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc. ("SLC--U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

As of December 31, 2004, SLC--U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2005, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company and its subsidiaries are now indirect wholly-owned subsidiaries of Sun Life Financial Corp., and continue to be indirect wholly-owned subsidiaries of SLF.

On December 31, 2004, Sun Capital Advisers, Inc. ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of the SLC--U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income was $1.9 million and $0.7 million for the years ended December 31, 2004 and 2003, respectively.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

On December 31, 2003, Keyport Life Insurance Company ("Keyport") was merged with and into the Company with the Company as the surviving entity. Prior to the merger, the Company and Keyport were both indirect wholly-owned subsidiaries of SLC--U.S. Ops Holdings. The merger had no effect on the existing rights and benefits of policyholders and contractholders from either company. The Company is licensed and authorized to write all business that was previously written by the Keyport.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003 (in 000's):

                                               KEYPORT           SLUS         SURVIVING ENTITY
                                          ----------------  ----------------  ----------------
Total revenues                            $        893,846  $        625,903  $      1,519,749
Total expenditures                                 764,596           624,426         1,389,022
                                          ----------------  ----------------  ----------------
Pre-tax income                                     129,250             1,477           130,727
Net income                                $         76,452  $         18,539  $         94,991
                                          ----------------  ----------------  ----------------
Total Assets                              $     21,132,604  $     22,541,772  $     43,674,376
                                          ================  ================  ================

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2005, the Company owned all of the outstanding shares of SLNY, Sun Life of Canada (U.S.) SPE 97-I, Inc. ("SPE 97-I"), Clarendon Insurance Agency, Inc. ("Clarendon"), SLF Private Placement Investment Company I, LLC ("Private Placement I"), Sun Parkaire Landing LLC ("Sun Parkaire"), 7101 France Avenue Manager, LLC ("France Avenue"), Independence Life and Annuity Company ("Independence Life"), and Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"). During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC--U.S. Ops Holdings, and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").

In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company's interest in the VIE was sold on April 19, 2005.

All significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.

Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available for sale fixed maturities are mortgage backed securities in the To Be Announced form, ('TBA'). The Company records these purchases on trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for

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estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

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DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC was reduced by $12.8 million and $172.9 million at December 31, 2005 and 2004, respectively, to reflect unrealized gains and losses.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA was decreased by $1.2 million and $48.2 million at December 31, 2005 and 2004, respectively, to account for unrealized investment gains and losses.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2005 and concluded that these assets were not impaired.

During 2004, the Company finalized tax periods that predated the acquisition of Keyport. In accordance with the Emerging Issues Task Force ("EITF") Issue No. 93-7, "Uncertainties Related to Income Taxes in a Purchase Business Combinations," adjustments upon resolution of income tax uncertainties that predate or result from a purchase business combination should be recorded as an increase or decrease to goodwill regardless of the time that has elapsed since the acquisition date. The Company reduced goodwill by $8.7 million in 2004 to record the difference between the estimated tax liability at the acquisition date and the final tax liability for closed tax years that predated the acquisition.

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OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

INCOME TAXES

For the years ended December 31, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC--US Ops Holdings and other affiliates. For the 2003 tax year, as in prior years, the Company participated in the consolidated federal income tax return with SLC--U.S. Ops Holdings and other affiliates. For 2003, Keyport filed a separate consolidated return with an affiliate, Independence Life.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the financial statements except for: (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (2) the activity related to the guaranteed minimum death benefit ('GMDB'), guaranteed minimum income benefit ('GMIB'), guaranteed minimum accumulation benefit ('GMAB') and guaranteed minimum withdrawal benefit ('GMWB') are reflected in the Company's consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

NEW ACCOUNTING PRONOUNCEMENTS

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP will not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In September of 2005, AICPA issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." This SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

In May of 2005, the Financial Accounting Standards Board (the "FASB") issued FASB Statement 154 "Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3." This statement is effective for fiscal years beginning after December 15, 2005. This statement changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. This statement applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The Company will adopt this statement as required in 2006 and report any changes in accounting principle to be implemented in accordance with the requirements of the this pronouncement.

OTHER ACCOUNTING PRONOUNCEMENTS

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

     - Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;

     - Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and

     - Reporting and measuring the Company's interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption.

Effective December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In January 2003, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two VIEs and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIEs resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

The Company has a greater than or equal to 20% involvement in eight VIEs at December 31, 2005. The Company is a creditor in five trusts, two limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $40.2 million and $62.8 million at December 31, 2005 and 2004, respectively. The notes mature between February 2006 and December 2035. See Note 4 for additional information with respect to leveraged leases which is not included above.

Consolidated VIE's increased total consolidated assets by $64.3 million at December 31, 2004. The liabilities included a $33.5 million note issued in June 2000. The note will mature on June 1, 2012. The interest rate on the note is the three-month LIBOR plus 1.75% for the period from June 23, 2000 to December 1, 2005 and LIBOR for the period from December 1, 2005 to June 1, 2012. The Company's interests in the VIEs were sold on April 19, 2005 and June 30, 2004. Refer to disclosures in footnote 2 for further discussion on the sale of the VIE's.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of SLC--U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004 and 2003, SCA's net assets were $8.1 million and $5.1 million, respectively. SCA's net income for the years ended December 31, 2004 and 2003, was $1.9 million and $0.7 million, respectively.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp ("KFSC")., with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its wholly-owned subsidiary, Vision Financial Corporation, for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate of the Company.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of the affiliated transactions for those affiliates that are not consolidated within the Company.

The Company and its subsidiaries have management services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $11.3 million in 2005, $24.4 million in 2004, and $73.3 million in 2003.

In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $170.4 million, $136.8 million and $152.2 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $23.4 million, $22.8 million and $21.3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $11.8 million, and $11.8 million in 2005, 2004 and 2003, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC--U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On December 31, 2004, the Company received a $60.0 million capital contribution from its parent, SLC--U.S. Ops Holdings.

In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2005 and 2004, respectively.

In 2004, the employees of the Company became participants in a performance share unit ("PSU") plan with its indirect parent, SLF. Under the PSU plan, participants are granted units that are the equivalent to one SLF common share and have a fair market value of a SLF common share on the date of grant. PSUs earn dividend equivalents in the form of additional PSUs at the same rate as the dividends on SLF's common shares. No PSUs will vest or become payable unless SLF meets certain threshold targets with respect to specified performance targets. The plan provides for an enhanced payout if SLF achieves superior levels of performance to motivate participants to achieve a higher return for shareholders. Payments to participants are based on the number of PSUs earned multiplied by the market value of SLF's common shares at the end of a three-year performance period. The Company incurred expenses of $0.7 million and $0.3 million relating to PSUs for the years ended December 31, 2005 and 2004, respectively.

In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2003, the Company sold a $100.0 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was sold at a gain of $9.1 million.

On July 25, 2002, the Company issued a $380.0 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2005, 2004 and 2003, respectively. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

At December 31, 2005 and 2004, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by its parent, Sun Life of Canada (U.S.) Holdings, Inc. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2005, 2004 and 2003, respectively.

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In 2004 and 2003, the Company purchased a total of $140.0 million in promissory notes from MFS. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned for the years ended December 31, 2005, 2004 and 2003 was $4.2 million, $4.0 million and $0.6 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Company's direct parent, Sun Life of Canada (U.S.) Holdings, Inc. as a dividend. The Company recognized a loss of $0.6 million on the transfer of the notes to Sun Life of Canada (U.S.) Holdings, Inc.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $23.2 million, $35.0 million and $14.6 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million, $5.9 million and $3.7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $25.1 million, $45.1 million and $64.5 million, respectively, in commission fees to Independence Financial Marketing Group, Inc. ("IFMG"), an affiliate.

The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $2.4 million for the year ended December 31, 2005. SCA was no longer a consolidated entity in 2005.

The Company paid $16.4 million for the year ended December 31, 2005, in investment management services fees to SCA, an affiliate and registered investment adviser, on a cost-reimbursement basis.

On June 3, 2005, the Company entered into a Terms Agreement (the "Terms Agreement") with its affiliates Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (each, an "Initial Purchaser" and collectively, the "Initial Purchasers"), in connection with the offer and sale by the Issuer of $600.0 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes"). The payment obligations of the Issuer under the First Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the Secured Guarantee are secured by a floating rate funding agreement issued by the Company to the LLC on the same date. In addition, the Company issued a $100.0 million floating rate demand note payable to the LLC on the same date. The Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of November 11, 2004 (the "Purchase Agreement") by and among the Issuer, the ULC, the LLC, the Company and all of the Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes. The Company expensed $2.3 million for interest on the demand note for the year ended December 31, 2005.

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second Terms Agreement") with the Issuer, the ULC, the LLC, Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300.0 million of Series 2005-1-2 Floating Rate Notes due 2010 (the "Second Tranche Notes"). The payment obligations of the Issuer under the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to the Secured Guarantee, and the obligations of the LLC under the Secured Guarantee with respect to the Second Tranche Notes are secured by a floating rate funding agreement issued by the Company to the LLC on July 5, 2005. The Second Terms Agreement incorporates by reference the provisions of the Purchase Agreement. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify Citigroup and Morgan Stanley, against certain securities law liabilities related to the offering of the Second Tranche Notes.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900.0 million that effectively convert the floating rate payment obligations under the funding agreement to fixed rate obligations.

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2005 (in 000's):

                                                                                              INTEREST
PAYEES                          TYPE          RATE            MATURITY        PRINCIPAL       EXPENSE
------                       -----------  --------------   --------------  --------------  --------------
Sun Life Financial (U.S.)
  Finance, Inc.              Surplus      8.625%             11/06/27      $      250,000  $       21,563
Sun Life Financial (U.S.)
  Finance, Inc.              Surplus      6.150%             12/15/27             150,000           9,225
Sun Life Financial (U.S.)
  Finance, Inc.              Surplus      7.250%             12/15/15             150,000          10,875
Sun Life Financial (U.S.)
  Finance, Inc.              Surplus      6.125%             12/15/15               7,500             459
Sun Life Financial (U.S.)
  Finance, Inc.              Surplus      6.150%             12/15/27               7,500             461
Sun Life (Hungary) LLC       Promissory   5.760%             06/30/12             380,000          21,888
Sun Life (Hungary) LLC       Promissory   5.710%             06/30/12              80,000           4,568
Sun Life Financial Global
  Funding, L.L.C.            Demand       LIBOR plus 35                           100,000           2,279
                                                                           --------------  --------------
                                                                           $    1,125,000  $       71,318
                                                                           ==============  ==============

4. INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:

                                                                         GROSS          GROSS          ESTIMATED
                                                       AMORTIZED      UNREALIZED      UNREALIZED         FAIR
                                                         COST            GAINS          LOSSES           VALUE
                                                    --------------  --------------  --------------   --------------
AVAILABLE-FOR-SALE FIXED MATURITIES:
  Asset Backed and Mortgage Backed Securities       $    5,234,792  $       40,958  $      (74,124)  $    5,201,626
  Foreign Government & Agency Securities                    86,360           2,965             (64)          89,261
  States & Political Subdivisions                              742              24              --              766
  U.S. Treasury & Agency Securities                        449,877           4,773          (4,286)         450,364
Corporate securities:
  Basic Industry                                           228,782           6,192          (3,384)         231,590
  Capital Goods                                            602,974          20,310          (4,507)         618,777
  Communications                                         1,285,638          32,582         (24,476)       1,293,744
  Consumer Cyclical                                      1,321,417          16,741         (62,470)       1,275,687
  Consumer Noncyclical                                     548,636          16,985          (6,206)         559,415
  Energy                                                   445,207          15,281          (2,225)         458,264
  Finance                                                3,167,168          50,719         (28,844)       3,189,043
  Industrial Other                                         246,421           9,913          (1,029)         255,305
  Technology                                                49,288             853          (1,127)          49,014
  Transportation                                           409,812          17,786          (7,739)         419,859
  Utilities                                              1,543,713          54,264         (13,544)       1,584,433
                                                    --------------  --------------  --------------   --------------
Total Corporate                                          9,849,056         241,626        (155,551)       9,935,131
                                                    --------------  --------------  --------------   --------------
Total available-for-sale fixed maturities           $   15,620,827  $      290,346  $     (234,025)  $   15,677,148
                                                    ==============  ==============  ==============   ==============
HELD-TO-MATURITY FIXED MATURITIES:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027                  $      600,000  $       45,755  $           --   $      645,755
                                                    --------------  --------------  --------------   --------------
Total held-to-maturity fixed maturities             $      600,000  $       45,755  $           --   $      645,755
                                                    ==============  ==============  ==============   ==============

                                                       AMORTIZED         GROSS          GROSS          ESTIMATED
                                                         COST            GAINS          LOSSES        FAIR VALUES
                                                    --------------  --------------  --------------   --------------
TRADING FIXED MATURITIES:
  Asset Backed and Mortgage Backed Securities       $      209,548  $        1,915  $       (3,776)  $      207,687
  Foreign Government & Agency Securities                    19,516              --            (136)          19,380
Corporate securities:
  Basic Industry                                             8,649             783              --            9,432
  Capital Goods                                             15,651             751              --           16,402
  Communications                                           343,647           3,607          (8,542)         338,712
  Consumer Cyclical                                        246,522           2,615          (6,160)         242,977
  Consumer Noncyclical                                      84,411             712          (2,370)          82,753
  Energy                                                    27,675           3,187              --           30,862
  Finance                                                  713,043          13,996          (8,285)         718,754
  Industrial Other                                          47,464             798            (928)          47,334
  Technology                                                 3,801              82              --            3,883
  Transportation                                            60,950           2,588          (4,696)          58,842
  Utilities                                                201,885           8,244          (2,299)         207,830
                                                    --------------  --------------  --------------   --------------
Total Corporate                                          1,753,698          37,363         (33,280)       1,757,781
                                                    --------------  --------------  --------------   --------------
Total trading fixed maturities                      $    1,982,762  $       39,278  $      (37,192)  $    1,984,848
                                                    ==============  ==============  ==============   ==============

The amortized cost and fair value of fixed maturities at December 31, 2004, was as follows:

                                                                        GROSS           GROSS          ESTIMATED
                                                       AMORTIZED      UNREALIZED      UNREALIZED         FAIR
                                                         COST            GAINS          LOSSES           VALUE
                                                    --------------  --------------  --------------   --------------
AVAILABLE-FOR-SALE FIXED MATURITIES:
  Asset Backed and Mortgage Backed Securities       $    5,250,374  $      106,024  $      (33,560)  $    5,322,838
  Foreign Government & Agency Securities                    99,771           4,789             (21)         104,539
  States & Political Subdivisions                            1,212              50              --            1,262
  U.S. Treasury & Agency Securities                        573,446          12,539          (1,174)         584,811
  Subordinated notes from affiliate                        140,000              --              --          140,000
Corporate securities:
  Basic Industry                                           298,352          16,577          (1,649)         313,280
  Capital Goods                                            667,459          38,995          (1,429)         705,025
  Communications                                         1,428,598          61,135          (7,811)       1,481,922
  Consumer Cyclical                                      1,341,480          51,605          (2,935)       1,390,150
  Consumer Noncyclical                                     512,153          30,345            (367)         542,131
  Energy                                                   527,782          27,370            (711)         554,441
  Finance                                                2,979,627          92,043         (14,145)       3,057,525
  Industrial Other                                         311,829          11,198          (1,522)         321,505
  Technology                                                57,867           2,774            (569)          60,072
  Transportation                                           526,567          25,104          (9,549)         542,122
  Utilities                                              1,490,795          83,231          (2,662)       1,571,364
                                                    --------------  --------------  --------------   --------------
Total Corporate                                         10,142,509         440,377         (43,349)      10,539,537
                                                    --------------  --------------  --------------   --------------
Total available-for-sale fixed maturities           $   16,207,312  $      563,779  $      (78,104)  $   16,692,987
                                                    ==============  ==============  ==============   ==============
HELD-TO-MATURITY FIXED MATURITIES:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027                  $      600,000  $       89,132  $           --   $      689,132
                                                    --------------  --------------  --------------   --------------
Total held-to-maturity fixed maturities             $      600,000  $       89,132  $           --   $      689,132
                                                    ==============  ==============  ==============   ==============

                                                       AMORTIZED         GROSS          GROSS          ESTIMATED
                                                         COST            GAINS          LOSSES        FAIR VALUES
                                                    --------------  --------------  --------------   --------------
TRADING FIXED MATURITIES:
  Asset Backed and Mortgage Backed Securities       $      121,729  $        4,427  $       (1,051)  $      125,105
  Foreign Government & Agency Securities                     6,313             711             (11)           7,013
Corporate securities:
  Basic Industry                                            31,844           2,363              --           34,207
  Capital Goods                                             48,839           2,939              --           51,778
  Communications                                           177,288          10,753            (300)         187,741
  Consumer Cyclical                                        198,733          10,684            (159)         209,258
  Consumer Noncyclical                                      23,344           1,209             (13)          24,540
  Energy                                                    35,714           4,987              --           40,701
  Finance                                                  453,387          25,198            (973)         477,612
  Industrial Other                                          46,089           3,034            (189)          48,934
  Technology                                                 3,802             302              --            4,104
  Transportation                                            63,291           5,453          (3,107)          65,637
  Utilities                                                198,245          16,154              (1)         214,398
                                                    --------------  --------------  --------------   --------------
Total Corporate                                          1,280,576          83,076          (4,742)       1,358,910
                                                    --------------  --------------  --------------   --------------
Total trading fixed maturities                      $    1,408,618  $       88,214  $       (5,804)  $    1,491,028
                                                    ==============  ==============  ==============   ==============

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               DECEMBER 31, 2005
                                                         ------------------------------
                                                            AMORTIZED       ESTIMATED
                                                              COST         FAIR VALUE
                                                         --------------  --------------
Maturities of available-for-sale fixed securities:
  Due in one year or less                                $      453,294  $      453,070
  Due after one year through five years                       2,529,687       2,535,451
  Due after five years through ten years                      4,333,947       4,350,783
  Due after ten years                                         3,069,107       3,136,218
                                                         --------------  --------------
  Subtotal--Maturities available-for-sale                $   10,386,035  $   10,475,522
Asset-backed securities                                       5,234,792       5,201,626
                                                         --------------  --------------
  Total Available-for-sale                               $   15,620,827  $   15,667,148
                                                         ==============  ==============
Maturities of trading fixed securities:
  Due in one year or less                                $       89,749  $       90,981
  Due after one year through five years                         503,839         505,854
  Due after five years through ten years                        994,999         984,407
  Due after ten years                                           184,627         195,920
                                                         --------------  --------------
  Subtotal--Maturities of trading                        $    1,773,214  $    1,777,162
Asset-backed securities                                         209,548         207,686
                                                         --------------  --------------
  Total Trading                                          $    1,982,762  $    1,984,848
                                                         ==============  ==============
Maturities of held-to-maturity fixed securities:
  Due after ten years                                    $      600,000  $      645,755
                                                         ==============  ==============

Gross gains of $61.0 million, $152.5 million and $196.4 million and gross losses of $38.9 million, $45.4 million and $44.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2005, 2004 and 2003, respectively.

Fixed maturities with an amortized cost of approximately $10.9 million and $10.9 million at December 31, 2005 and 2004, respectively, were on deposit with federal and state governmental authorities as required by law.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $71.3 million and $91.1 million at December 31, 2005 and 2004, respectively.

As of December 31, 2005 and 2004, 94.7% and 95.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2005, 2004 and 2003, the Company incurred realized losses totaling $29.7 million, $32.5 million and $62.8 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

The Company has discontinued accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $1.7 million, $7.0 million and $10.1 million for the years ended December 31, 2005, 2004 and 2003, respectively. The fair market value of these investments was $24.4 million, $29.8 million and $80.8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:

                                    LESS THAN TWELVE MONTHS          TWELVE MONTHS OR MORE                    TOTAL
                                ------------------------------   ------------------------------   ------------------------------
                                                    GROSS                            GROSS                            GROSS
                                      FAIR        UNREALIZED         FAIR          UNREALIZED          FAIR        UNREALIZED
                                     VALUE          LOSSES           VALUE           LOSSES            VALUE          LOSSES
                                --------------  --------------   --------------  --------------   --------------  --------------
CORPORATE SECURITIES
  Basic Industry                $       62,351  $       (1,334)  $       47,710  $       (2,050)  $      110,061  $       (3,384)
  Capital Goods                         37,622            (476)         172,069          (4,031)         209,691          (4,507)
  Communications                       207,469         (12,291)         284,749         (12,185)         492,218         (24,476)
  Consumer Cyclical                    475,628         (31,554)         352,308         (30,916)         827,936         (62,470)
  Consumer Noncyclical                  82,655          (3,602)         116,271          (2,604)         198,926          (6,206)
  Energy                                44,087            (739)          56,103          (1,486)         100,190          (2,225)
  Finance                              754,646         (13,576)         685,785         (15,268)       1,440,431         (28,844)
  Industrial Other                      12,450            (535)          17,657            (494)          30,107          (1,029)
  Technology                            18,971            (829)           6,703            (298)          25,674          (1,127)
  Transportation                        64,664          (2,987)          95,889          (4,752)         160,553          (7,739)
  Utilities                            138,031          (3,438)         444,299         (10,106)         582,330         (13,544)
                                --------------  --------------   --------------  --------------   --------------  --------------
Total Corporate                      1,898,574         (71,361)       2,279,543         (84,190)       4,178,117        (155,551)
                                --------------  --------------   --------------  --------------   --------------  --------------
NON-CORPORATE
  Asset Backed and
  Mortgage Backed
  Securities                         1,965,773         (43,011)       1,240,823         (31,113)       3,206,596         (74,124)
  Foreign Government &
  Agency Securities                      1,002              (3)          19,118             (61)          20,120             (64)
  U.S. Treasury &
  Agency Securities                     56,051            (633)         216,469          (3,653)         272,520          (4,286)
                                --------------  --------------   --------------  --------------   --------------  --------------
Total Non-Corporate                  2,022,826         (43,647)       1,476,410         (34,827)       3,499,236         (78,474)
                                --------------  --------------   --------------  --------------   --------------  --------------
GRAND TOTAL                     $    3,921,400  $     (115,008)  $    3,755,953  $     (119,017)  $    7,677,353  $     (234,025)
                                ==============  ==============   ==============  ==============   ==============  ==============

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2004:

                                    LESS THAN TWELVE MONTHS          TWELVE MONTHS OR MORE                    TOTAL
                                ------------------------------   ------------------------------   ------------------------------
                                                    GROSS                            GROSS                            GROSS
                                      FAIR        UNREALIZED         FAIR          UNREALIZED          FAIR         UNREALIZED
                                     VALUE          LOSSES           VALUE           LOSSES            VALUE          LOSSES
                                --------------  --------------   --------------  --------------   --------------  --------------
CORPORATE SECURITIES
  Basic Industry                $       30,787  $         (461)  $       23,104  $       (1,188)  $       53,891  $       (1,649)
  Capital Goods                        119,885            (938)          14,733            (491)         134,618          (1,429)
  Communications                       196,250          (4,153)          83,702          (3,658)         279,952          (7,811)
  Consumer Cyclical                    221,428          (2,478)          10,620            (457)         232,048          (2,935)
  Consumer Noncyclical                  60,192            (367)              --              --           60,192            (367)
  Energy                                26,575            (372)           7,100            (339)          33,675            (711)
  Finance                              693,913          (8,606)         146,825          (5,539)         840,738         (14,145)
  Industrial Other                      95,881            (938)          20,346            (584)         116,227          (1,522)
  Technology                            25,431            (569)              --              --           25,431            (569)
  Transportation                        39,596            (367)          95,630          (9,182)         135,226          (9,549)
  Utilities                            209,995          (1,965)          33,919            (697)         243,914          (2,662)
                                --------------  --------------   --------------  --------------   --------------  --------------
Total Corporate                      1,719,933         (21,214)         435,979         (22,135)       2,155,912         (43,349)
                                --------------  --------------   --------------  --------------   --------------  --------------
NON-CORPORATE
  Asset Backed and
  Mortgage Backed
  Securities                         1,358,934         (11,026)         283,699         (22,534)       1,642,633         (33,560)
  Foreign Government &
  Agency Securities                      2,459             (21)              --              --            2,459             (21)
  U.S. Treasury & Agency
  Securities                           233,308          (1,174)              --              --          233,308          (1,174)
                                --------------  --------------   --------------  --------------   --------------  --------------
Total Non-Corporate                  1,594,701         (12,221)         283,699         (22,534)       1,878,400         (34,755)
                                --------------  --------------   --------------  --------------   --------------  --------------
GRAND TOTAL                     $    3,314,634  $      (33,435)  $      719,678  $      (44,669)  $    4,034,312  $      (78,104)
                                ==============  ==============   ==============  ==============   ==============  ==============

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company's intention, if any, to dispose of its position. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):

                                                      NUMBER OF
                                                    SECURITIES LESS           NUMBER OF
                                                      THAN TWELVE         SECURITIES TWELVE       TOTAL NUMBER OF
                                                        MONTHS              MONTHS OR MORE           SECURITIES
                                                    ---------------       -----------------       ---------------
CORPORATE SECURITIES
  Basic Industry                                                 17                      7                     24
  Capital Goods                                                   6                     18                     24
  Communications                                                 46                     44                     90
  Consumer Cyclical                                              71                     40                    111
  Consumer Noncyclical                                           23                     18                     41
  Energy                                                          9                     14                     23
  Finance                                                       113                     81                    194
  Industrial Other                                                1                      6                      7
  Technology                                                      2                      1                      3
  Transportation                                                 17                     43                     60
  Utilities                                                      32                     42                     74
                                                    ---------------       -----------------       ---------------
Total Corporate                                                 337                    314                    651
                                                    ---------------       -----------------       ---------------
NON-CORPORATE
  Asset Backed and Mortgage Backed Securities                   696                    353                  1,049
  Foreign Government & Agency Securities                          1                      2                      3
  U.S. Treasury & Agency Securities                              16                     32                     48
                                                    ---------------       -----------------       ---------------
Total Non-Corporate                                             713                    387                  1,100
                                                    ---------------       -----------------       ---------------
GRAND TOTAL                                                   1,050                    701                  1,751
                                                    ===============       =================       ===============

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2004 (not in thousands):

                                                      NUMBER OF
                                                    SECURITIES LESS           NUMBER OF
                                                      THAN TWELVE         SECURITIES TWELVE       TOTAL NUMBER OF
                                                        MONTHS              MONTHS OR MORE           SECURITIES
                                                    ---------------       -----------------       ---------------
CORPORATE SECURITIES
  Basic Industry                                                  6                       2                     8
  Capital Goods                                                   6                       6                    12
  Communications                                                 18                      11                    29
  Consumer Cyclical                                              20                       1                    21
  Consumer Noncyclical                                            8                       0                     8
  Energy                                                          4                       2                     6
  Finance                                                        62                      14                    76
  Industrial Other                                                5                       3                     8
  Technology                                                      1                       0                     1
  Transportation                                                 36                      31                    67
  Utilities                                                      15                       7                    22
                                                    ---------------       -----------------       ---------------
Total Corporate                                                 181                      77                   258
                                                    ---------------       -----------------       ---------------
NON-CORPORATE
  Asset Backed and Mortgage Backed Securities                   278                      91                   369
  Foreign Government & Agency Securities                          2                       0                     2
  U.S. Treasury & Agency Securities                              27                       0                    27
                                                    ---------------       -----------------       ---------------
Total Non-Corporate                                             307                      91                   398
                                                    ---------------       -----------------       ---------------
GRAND TOTAL                                                     488                     168                   656
                                                    ===============       =================       ===============

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

                                                                                  DECEMBER 31,
                                                                        ------------------------------
                                                                             2005             2004
                                                                        --------------  --------------
Total mortgage loans                                                    $    1,739,370  $    1,465,896
                                                                        ==============  ==============
Real estate:
 Held-for-sale                                                                      --             628
 Held for production of income                                                 170,510         167,511
                                                                        --------------  --------------
Total real estate                                                       $      170,510  $      168,139
                                                                        ==============  ==============

Accumulated depreciation on real estate was $23.0 million and $19.1 million at December 31, 2005 and 2004, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired-but-performing mortgage loans totaling $12.6 million and $16.5 million at December 31, 2005 and 2004, respectively, against which there are allowances for losses of $6.3 million and $7.6 million, respectively.

Activity for the investment valuation allowances was as follows:

                                  BALANCE AT                                    BALANCE AT
                                  JANUARY 1,     ADDITIONS    SUBTRACTIONS     DECEMBER 31,
                                -------------  -------------  -------------   -------------
2005
  Mortgage loans                $       7,646  $         800  $      (2,174)  $       6,272
2004
  Mortgage loans                $       6,365  $       1,530  $        (249)  $       7,646

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

                                                                  2005            2004
                                                              -------------   -------------
PROPERTY TYPE:
Office building                                               $     703,927   $     620,273
Residential                                                          87,874          89,831
Retail                                                              751,041         619,021
Industrial/warehouse                                                264,567         237,020
Other                                                               108,743          75,536
Valuation allowances                                                 (6,272)         (7,646)
                                                              -------------   -------------
Total                                                         $   1,909,880   $   1,634,035
                                                              =============   =============

                                                                                     2005             2004
                                                                                --------------   --------------
GEOGRAPHIC REGION:
  Alabama                                                                       $        8,070   $          408
  Arizona                                                                               48,113           45,753
  California                                                                           144,829          137,387
  Colorado                                                                              33,238           33,096
  Connecticut                                                                           30,026           32,973
  Delaware                                                                              15,194           15,847
  Florida                                                                              140,592          116,327
  Georgia                                                                               80,802           78,360
  Illinois                                                                              23,118           10,473
  Indiana                                                                               19,950           16,203
  Kentucky                                                                              25,623           15,015
  Louisiana                                                                             32,186           21,531
  Maryland                                                                              64,724           57,323
  Massachusetts                                                                        142,421          137,535
  Michigan                                                                               6,799            8,719
  Minnesota                                                                             53,157           46,341
  Missouri                                                                              34,567           32,323
  Nebraska                                                                               7,948            5,368
  Nevada                                                                                 7,509            8,055
  New Jersey                                                                            36,042           31,943
  New Mexico                                                                             7,386            7,633
  New York                                                                             240,390          232,312
  North Carolina                                                                        43,111           39,831
  Ohio                                                                                 128,525           93,896
  Oregon                                                                                11,968            6,391
  Pennsylvania                                                                         118,709          102,767
  Tennessee                                                                             32,430           26,714
  Texas                                                                                211,889          136,237
  Utah                                                                                  29,718           28,528
  Virginia                                                                              17,386           18,378
  Washington                                                                            73,326           68,389
  Wisconsin                                                                             19,494            4,658
  All other                                                                             26,912           24,967
  Valuation allowances                                                                  (6,272)          (7,646)
                                                                                --------------   --------------
Total                                                                           $    1,909,880   $    1,634,035
                                                                                ==============   ==============

At December 31, 2005, scheduled mortgage loan maturities were as follows:

                                      2006                  $      11,745
                                      2007                         52,697
                                      2008                         45,809
                                      2009                         42,455
                                      2010                         72,676
                                      Thereafter                1,513,988
                                                            -------------
                                      Total                 $   1,739,370
                                                            =============

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $115.8 million and $54.0 million at December 31, 2005 and 2004, respectively.

During 2004 and 2003, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million and $24.6 million for its 2004 and 2003 securitization transactions, respectively. The Company did not sell any commercial mortgage loans in securitization transactions in 2005.

The tranches retained through the 2004 securitization, were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

                                                EXETER I/O         FAIRFIELD I/O
                                                ----------         -------------
Prepayment speed                                        --                    --
Weighted average life in years                   5.72-5.92             2.89-8.74
Expected credit losses                                  --                    --
Residual cash flows discount rate               4.80%-4.84%           4.43%-5.28%
Treasury rate interpolated for average life     3.35%-3.39%           3.18%-4.03%
Spread over treasuries                                1.45%                 1.25%
Duration in years                               6.64-10.14             1.45-4.92

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

                                                                     EXETER I/O         FAIRFIELD I/O
                                                                   -------------       --------------
Amortized cost of retained Interests                               $         775       $          719
Fair value of retained interests                                             841                  674
Weighted average life in years                                         2.32-2.96            1.00-4.36
EXPECTED CREDIT LOSSES
  Fair value of retained interest as a result of a .20% of
    adverse change                                                           785                  621
  Fair value of retained interest as a result of a .30% of
    adverse change                                                           757                  595
RESIDUAL CASH FLOWS DISCOUNT RATE
  Fair value of retained interest as a result of a 10% of
    adverse change                                                           839                  672
  Fair value of retained interest as a result of a 20% of
    adverse change                                                           837                  670

The outstanding principal amount of the securitized commercial mortgage loans was $873.2 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2005.

The tranches retained through the 2003 securitization were subordinated secured notes. Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2003 were as follows:

                                                                                COMMERCIAL MORTGAGES
                                                                                --------------------
Prepayment speed                                                                                  --
Weighted average life in years                                                          14.123-14.84
Expected credit losses                                                                            --
Residual cash flows discount rate                                                         5.65%-5.92%
Treasury rate interpolated for average life                                               4.37%-4.40%
Spread over treasuries                                                                    1.28%-1.52%
Duration in years                                                                        20.46-20.66

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

                                                                                COMMERCIAL MORTGAGES
                                                                                --------------------
Amortized cost of retained Interests                                                     $    15,511
Fair value of retained interests                                                              17,538
Weighted average life in years                                                           13.69-14.10
EXPECTED CREDIT LOSSES
  Fair value of retained interest as a result of a .20% of adverse change                     17,528
  Fair value of retained interest as a result of a .30% of adverse change                     17,522
RESIDUAL CASH FLOWS DISCOUNT RATE
  Fair value of retained interest as a result of a 10% of adverse change                      16,868
  Fair value of retained interest as a result of a 20% of adverse change                      16,231

The outstanding principal amount of the securitized commercial mortgage loans was $363.9 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2005.

SECURITIES LENDING

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $495.7 million and $735.7 million at December 31, 2005 and 2004, respectively.

LEVERAGED LEASES

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

The Company's net investment in the leveraged lease is composed of the following elements:

                                                        YEAR ENDED DECEMBER 31,
                                                    -------------------------------
                                                        2005              2004
                                                    --------------   --------------
Lease contract receivable                           $       25,914   $       31,803
Less: non-recourse debt                                     (1,410)          (1,415)
                                                    --------------   --------------
Net Receivable                                              24,504           30,388
Estimated value of leased assets                            21,420           21,420
Less: unearned and deferred income                          (9,178)         (11,928)
                                                    --------------   --------------
Investment in leveraged leases                              36,746           39,880
Less: fees                                                    (138)            (138)
                                                    --------------   --------------
Net investment in leveraged leases                  $       36,608   $       39,742
                                                    ==============   ==============

DERIVATIVES

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments--receivable (positive position) or derivative instruments--payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments--receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the mortality and expense risk charges and GMDB and living benefit features of the Company's variable annuities. The

Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.

Standard & Poor's indexed futures contracts are entered into for purposes of hedging equity-indexed products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issued annuity contracts and GICs that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC) and is carried at fair value.

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains on the translation of foreign currency denominated GIC liabilities of $197.1 million for the year ended December 31, 2005, and losses of ($83.3) million and ($158.6) million for the years ended December 31, 2004 and 2003, respectively.

Beginning in the second quarter 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) for the years ended December 31 consisted of the following:

                                                         2005             2004             2003
                                                    --------------   --------------   --------------
Net expense on swap agreements                      $      (64,915)  $      (62,514)  $      (87,721)
Change in fair value of swap agreements
  (interest rate, currency, and equity)                    101,320          (43,977)         197,506
Change in fair value of options, futures
  and embedded derivatives                                 (19,931)           8,072         (312,985)
                                                    --------------   --------------   --------------
Total derivative income (losses)                    $       16,474   $      (98,419)  $     (203,200)
                                                    ==============   ==============   ==============

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2005 and 2004, $35.6 million and $33.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

                                                                    2005
                                                    ------------------------------------
                                                        NOTIONAL
                                                        PRINCIPAL         FAIR VALUE
                                                         AMOUNTS       ASSET (LIABILITY)
                                                    -----------------  -----------------
Interest rate swaps                                 $       6,764,984  $        (115,333)
Currency swaps                                                534,916            116,070
Equity swaps                                                  181,334             29,463
Currency forwards                                               2,571             (2,079)
Credit Default Swaps                                           10,000                 (3)
Futures                                                       745,009             (1,724)
Swaptions                                                   2,500,000              8,979
S&P 500 index call options                                  3,410,279            225,243
S&P 500 index put options                                   1,160,202             29,566
                                                    -----------------  -----------------
Total                                               $      15,309,295  $         290,182
                                                    =================  =================

                                                                    2004
                                                    ------------------------------------
                                                        NOTIONAL
                                                        PRINCIPAL         FAIR VALUE
                                                         AMOUNTS       ASSET (LIABILITY)
                                                    -----------------  -----------------
Interest rate swaps                                 $       5,948,576  $        (212,661)
Currency swaps                                                805,849            290,776
Equity swaps                                                  250,207             28,254
Currency forwards                                               1,547                (81)
S&P 500 index call options                                  2,986,757            188,481
S&P 500 index put options                                   1,217,980             42,858
                                                    -----------------  -----------------
Total                                               $      11,210,916  $         337,627
                                                    =================  =================

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) arose from sale of the following security types for the years ended December 31:

                                                         2005             2004             2003
                                                    --------------   --------------   --------------
Fixed maturities                                    $       21,873   $      108,603   $      159,474
Equity securities                                               (6)           3,375           (1,465)
Mortgage and other loans                                       614              858           25,528
Real estate                                                    318               --            3,862
Other invested assets                                       12,741           (1,601)           4,800
Other than temporary declines                              (29,707)         (32,494)         (62,834)
Gains on impaired assets                                    11,092           17,333            4,720
                                                    --------------   --------------   --------------
Total                                               $       16,925   $       96,074   $      134,085
                                                    ==============   ==============   ==============

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December
31:

                                                         2005           2004              2003
                                                    --------------  --------------   --------------
Fixed maturities                                    $      921,803  $    1,030,973   $    1,114,949
Mortgage and other loans                                   103,253          83,986           76,259
Real estate                                                 11,047          11,615            6,952
Policy loans                                                37,595          42,821           43,335
Other                                                       55,245         (19,715)         (20,364)
Gross investment income                                  1,128,943       1,149,680        1,221,131
Less: Investment expenses                                   16,414          15,423           12,381
                                                    --------------  --------------   --------------
Net investment income                               $    1,112,529  $    1,134,257   $    1,208,750
                                                    ==============  ==============   ==============

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                                 2005                            2004
                                                    ------------------------------  ------------------------------
                                                       CARRYING       ESTIMATED        CARRYING       ESTIMATED
                                                        AMOUNT        FAIR VALUE        AMOUNT        FAIR VALUE
Financial assets:
  Cash and cash equivalents                         $      347,654  $      347,654  $      552,949  $      552,949
  Fixed maturities                                      18,261,996      18,307,751      18,784,015      18,873,147
  Equity securities                                         15,427          15,427           1,006           1,006
  Short-term investments                                        --              --          23,957          23,957
  Mortgages                                              1,739,370       1,790,629       1,465,896       1,546,834
  Derivatives instruments--receivables                     487,947         487,947         566,401         566,401
  Policy loans                                             701,769         701,769         696,305         696,305
  Separate accounts                                     19,095,391      19,095,391      19,120,381      19,120,381

Financial liabilities:
  Policy liabilities                                    18,668,578      17,449,961      18,846,238      17,677,082
  Derivative instruments--payables                         197,765         197,765         228,774         228,774
  Long-term debt                                                --              --          33,500          33,500
  Long-term debt to affiliates                           1,125,000       1,178,918       1,025,000       1,100,501
  Partnership capital securities                           607,826         645,755         607,826         689,132
  Separate accounts                                     19,095,391      19,095,391      19,120,381      19,120,381

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

CASH AND CASH EQUIVALENTS: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

FIXED MATURITIES, SHORT TERM INVESTMENTS, AND EQUITY SECURITIES: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices.

MORTGAGE LOANS: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

DERIVATIVES: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

POLICY LOANS: Policy loans are stated at unpaid principal balances, which approximate fair value.

SEPARATE ACCOUNTS, ASSETS AND LIABILITIES: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

POLICY LIABILITIES: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

LONG TERM DEBT: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company periodically evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company's reinsurance agreements by segment follows.

WEALTH MANAGEMENT SEGMENT

The Wealth Management Segment manages a closed block of single premium whole life ("SPWL") insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.7 billion and $1.7 billion as of December 31, 2005 and 2004, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

By reinsuring the SPWL policies, the Company reduced net investment income by $82.7 million and $91.2 million for the years ended December 31, 2005 and 2004, respectively. The Company also reduced interest credited by $57.5 million and $79.6 million for the years ended December 31, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.1 and $13.6 million for the years ended December 31, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

INDIVIDUAL PROTECTION SEGMENT

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $33.3 million, $28.7 million and $23.4 million for the years ended December 31, 2005, 2004 and 2003, respectively, to account for these agreements.

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

GROUP PROTECTION SEGMENT

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

                                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                                        -------------------------------------------------
                                                                             2005             2004             2003
                                                                        ---------------  ---------------  ---------------
Insurance premiums:
  Direct                                                                $        54,915  $        62,939  $        67,959
  Ceded                                                                           2,933            4,119            7,441
                                                                        ---------------  ---------------  ---------------
Net premiums                                                            $        51,982  $        58,820  $        60,518
                                                                        ===============  ===============  ===============
Insurance and other individual policy benefits and claims:
  Direct                                                                $       225,936  $       170,381  $       230,384
  Ceded                                                                          38,923           29,004           29,136
                                                                        ---------------  ---------------  ---------------
Net policy benefits and claims                                          $       187,013  $       141,377  $       201,248
                                                                        ===============  ===============  ===============

9. RETIREMENT PLANS

The Company sponsors two non-contributory defined benefit pension plans for its employees and certain affiliated employees. Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"). Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the two non-contributory defined benefit pension plans including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan (the "Grandfathered Participants"), (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;

Due to the pension plan changes, a $1.9 million curtailment charge was recognized.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of 12/31/05, a "grandfathered employee" or a "Rule 75 employee".

A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1,2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A rule 75 employee shall mean active employees (i) who are not Grandfathered employees, ii) who retire on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years or service and whose age plus service is at least 75.

For grandfathered and rule of 75 employees retiree medical coverage is provided at reduced cost.

The following table sets forth the change in the pension plans' (retirement plan and agent pension plan) projected benefit obligations and assets, as well as the plans' funded status at December 31:

                                                                   2005             2004
                                                              --------------   --------------
CHANGE IN PROJECTED BENEFIT OBLIGATION:
  Projected benefit obligation at beginning of year           $      215,439   $      191,689
  Service cost                                                        10,948            9,873
  Interest cost                                                       13,839           12,118
  Actuarial loss (gain)                                               17,780            7,039
  Benefits paid                                                       (6,105)          (5,280)
  Plan amendments                                                      2,344               --
  Curtailment loss (gain)                                            (24,700)              --
                                                              --------------   --------------
  Projected benefit obligation at end of year                 $      229,545   $      215,439
                                                              ==============   ==============
CHANGE IN FAIR VALUE OF PLAN ASSETS:
  Fair value of plan assets at beginning of year              $      233,551   $      205,737
  Other                                                               (1,250)          (1,050)
  Actual return on plan assets                                        25,900           34,144
  Benefits paid                                                       (6,105)          (5,280)
                                                              --------------   --------------
  Fair value of plan assets at end of year                    $      252,096   $      233,551
                                                              ==============   ==============
INFORMATION ON THE FUNDED STATUS OF THE PLAN:
  Funded status                                               $       22,551   $       18,112
  Unrecognized net actuarial loss                                      7,802           19,339
  Unrecognized transition obligation                                 (10,392)         (13,443)
  Unrecognized prior service cost                                      3,945            7,421
  4th quarter contribution                                            (1,550)          (1,250)
                                                              --------------   --------------
  Prepaid benefit cost                                        $       22,356   $       30,179
                                                              ==============   ==============

The accumulated benefit obligation for the retirement plan and agent pension plan at December 31, 2005 and 2004 was $222.4 million and $188.9 million, respectively.

The agent plan is overfunded and the funded status of the employee retirement plan was as follows:

                                                                   2005               2004
                                                              ---------------   ---------------
Plan assets                                                   $       211,612   $       195,332
Projected benefit obligations                                        (219,802)         (206,748)
                                                              ---------------   ---------------
Funded status                                                 $        (8,190)  $       (11,416)
                                                              ===============   ===============
Accumulated benefit obligation                                $       212,630   $       180,201
                                                              ===============   ===============

The following table sets forth the components of the net periodic benefit cost, and the Company's share of net periodic benefit costs for the years ended December 31:

                                                              2005            2004              2003
                                                         --------------   --------------   --------------
COMPONENTS OF NET PERIODIC BENEFIT COST:
  Service cost                                           $       10,948   $        9,873   $        8,954
  Interest cost                                                  13,839           12,118           10,494
  Expected return on plan assets                                (20,092)         (17,704)         (14,358)
  Amortization of transition obligation asset                    (3,051)          (3,051)          (3,051)
  Amortization of prior service cost                                855              855              855
  Curtailment loss (gain)                                         1,856               --               --
  Recognized net actuarial loss                                   1,918            3,140            4,215
                                                         --------------   --------------   --------------
  Net periodic benefit cost (benefit)                    $        6,273   $        5,231   $        7,109
                                                         ==============   ==============   ==============
  The Company's share of net periodic benefit cost       $        4,116   $        4,272   $        5,522
                                                         ==============   ==============   ==============

In addition to its share of net periodic benefit cost, the Company incurred $2.9 million, $1.9 million and $3.5 million for the years ended December 31, 2005, 2004 and 2003, respectively, in expense for an uninsured benefit plan, for which the Company is not the plan sponsor.

ASSUMPTIONS

Weighted average assumptions used to determine benefit obligations were as follows:

                                                                        PENSION BENEFITS
                                                         ------------------------------------------------
                                                              2005            2004              2003
                                                         --------------   --------------   --------------
Discount rate                                                       5.8%             6.2%             6.1%
Rate of compensation increase                                       4.0%             4.0%             4.0%

Weighted average assumptions used to determine net benefit cost were as follows:

                                                                        PENSION BENEFITS
                                                         ------------------------------------------------
                                                              2005            2004              2003
                                                         --------------   --------------   --------------
Discount rate                                                       6.2%             6.1%            6.75%
Expected long term return on plan assets                           8.75%            8.75%            8.75%
Rate of compensation increase                                       4.0%             4.0%             4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

PLAN ASSETS

The asset allocation for the Company's pension plan assets for 2005 and 2004 measurement, and the target allocation for 2006, by asset category, are as follows:

                                                        TARGET ALLOCATION    PERCENTAGE OF PLAN ASSETS
                                                        -----------------    -------------------------
ASSET CATEGORY                                               2006              2005            2004
--------------                                          -----------------    ------------  -----------
Equity Securities                                              60%              61%              61%
Debt Securities                                                25%              30%              27%
Commercial Mortgages                                           15%               9%              10%
Other                                                          --%              --%               2%
Total                                                         100%             100%             100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:

1)   exceeds the assumed actuarial rate;

2) exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and

3) generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $4.2 million at December 31, 2004. Equity securities did not include any SLF common stock at December 31, 2005.

CASH FLOW

Due to the over funded status of the agent defined benefit plan, the Company will not be making contributions to the plan in 2006.

The Company has estimated the following future benefit payments for the years 2006 through 2015:

                                                    PENSION BENEFITS
                                                    ----------------
                         2006                            $     6,352
                         2007                                  6,680
                         2008                                  6,949
                         2009                                  7,299
                         2010                                  7,624
                         2011 to 2015                         45,646

401(k) SAVINGS PLAN

The Company sponsors and participates in a 401(k) savings plan (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

     (a) Beginning January 1, 2006, Eligible Participants shall receive a basic employer contribution which shall be a percentage of the participant's eligible compensation determined under the following chart based on the sum of the participant's age and service on January 1 of the applicable plan year --

                               AGE PLUS SERVICE           EMPLOYER CONTRIBUTION
                         ----------------------------     ---------------------
                         Less than 40                              3%
                         At least 40 but less than 55              5%
                         At least 55                               7%

     (b) In addition to the basic employer contribution beginning January 1, 2006, Eligible Participants who did not become participants in the United States Employees' Retirement Income Plan before January 1, 2006 and who remain employed by a participating employer on January 1, 2006 shall be entitled to receive a supplemental basic employer contribution in January 2006 based on their applicable basic employer contribution percentage as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

     (c) To provide for a transition employer contribution effective January 1, 2006 to Eligible Participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45 (such Eligible Participants are referred to as "Transition Participants");

     (d) For January 1, 2006 through December 31, 2015, Transition Participants shall receive transition employer contributions which shall be a percentage of the Transition Participant's eligible compensation determined under the following chart based on the participant's age and service on January 1, 2006 --

                                                                         SERVICE
                                                          ------------------------------------
                                     AGE                  LESS THAN 5 YEARS    5 OR MORE YEARS
                         ----------------------------     -----------------    ---------------
                         At least 40 but less than 43            3.0%                5.0%
                         At least 43 but less than 45            3.5%                5.5%
                         At least 45                             4.5%                6.5%

The amount of the 2005 employer contributions under 401(k) Plan sponsorship for the Company and its affiliates was $6.1 million. Amounts are allocated to affiliates based on their respective employees' contributions. The Company's portion of the expense was $4.6 million, $2.8 million and $0.9 million for the years ended December 31, 2005, 2004 and 2003, respectively. The Company's contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment will be funded in 2006.

OTHER POST-RETIREMENT BENEFIT PLANS

The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

The following table sets forth the change in the Retirement Plan's obligations and assets, as well as the plans' funded status at December 31:

                                                                   2005            2004
                                                               ------------    ------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation at beginning of year                      $     48,453    $     51,278
  Service cost                                                        1,333           1,233
  Interest cost                                                       2,994           2,957
  Actuarial (gain) loss                                               4,596          (4,583)
  Benefits paid                                                      (2,884)         (2,432)
  Plan Amendments                                                    (3,192)             --
                                                               ------------    ------------
  Benefit obligation at end of year                            $     51,300    $     48,453
                                                               ============    ============
CHANGE IN FAIR VALUE OF PLAN ASSETS:
  Fair value of plan assets at beginning of year               $         --    $         --
  Employer contributions                                              2,884           2,432
  Benefits paid                                                      (2,884)         (2,432)
                                                               ------------    ------------
  Fair value of plan assets at end of year                     $         --    $         --
                                                               ============    ============
INFORMATION ON THE FUNDED STATUS OF THE PLAN:
  Funded Status                                                $    (51,301)   $    (48,453)
  Unrecognized net actuarial loss                                    22,741          19,556
  4th quarter contribution                                              686             628
  Unrecognized prior service cost                                    (5,609)         (2,657)
                                                               ------------    ------------
  Accrued benefit cost                                         $    (33,483)   $    (30,926)
                                                               ============    ============

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company's allocated share for the year ended December 31:

                                                                   2005            2004
                                                               ------------    ------------
COMPONENTS OF NET PERIODIC BENEFIT COST
Service cost                                                   $      1,333    $      1,233
Interest cost                                                         2,994           2,957
Amortization of prior service cost                                     (241)           (241)
Recognized net actuarial loss                                         1,273           1,384
                                                               ------------    ------------
Net periodic benefit cost                                      $      5,359    $      5,333
                                                               ============    ============
The Company's share of net periodic benefit cost               $      4,947    $      4,180
                                                               ============    ============

ASSUMPTIONS

Weighted average assumptions used to determine benefit obligations were as follows:

                                                                      OTHER BENEFITS
                                                               ----------------------------
                                                               2005       2004         2003
                                                               ----       ----         ----
Discount Rate                                                   5.8%       6.2%         6.1%
Rate of Compensation increase                                   4.0%       4.0%         4.0%

Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:

                                                                      OTHER BENEFITS
                                                               ----------------------------
                                                               2005       2004         2003
                                                               ----       ----         ----
Discount rate                                                   6.2%       6.1%         6.75%
Rate of compensation increase                                   4.0%       4.0%          4.0%

In order to measure the post-retirement benefit obligation for 2005, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 10% in 2006 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:

                                                  1- PERCENTAGE-POINT       1- PERCENTAGE-POINT
                                                       INCREASE                   DECREASE
                                                  -------------------       -------------------
Effect on Post retirement benefit obligation      $             5,541       $            (4,571)
Effect on total of service and interest cost                      756                      (596)

The Company has estimated the following future benefit payments for the years 2006 through 2015:

                                             OTHER BENEFITS
                                             --------------
                            2006             $        3,413
                            2007                      3,546
                            2008                      3,666
                            2009                      3,757
                            2010                      3,807
                            2011 to 2015             19,859

10. FEDERAL INCOME TAXES

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2005 as the Company did for the year ended December 31, 2004. The Company filed a consolidated federal income tax return with SLC - U.S. Ops Holdings and Keyport filed a return with its subsidiary, Independence Life, for the year ended December 31, 2003. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

                                            2005        2004         2003
                                        ----------  ----------   -----------
Federal income tax expense (benefit):
Current                                 $   11,239  $   (5,331)  $   (29,240)
Deferred                                    28,852      76,683        56,606
                                        ----------  ----------   -----------
Total                                   $   40,091  $   71,352   $    27,366
                                        ==========  ==========   ===========

Federal income taxes attributable to the Company's consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

                                                     2005            2004            2003
                                                 ------------    ------------    ------------
Expected federal income tax expense (benefit)    $     60,210    $    107,446    $     44,251
  Low income housing credit                            (5,947)         (6,021)         (6,026)
  Separate account dividend received deduction        (10,150)        (10,500)         (5,600)
  Prior year settlements                               (2,802)        (17,351)         (6,518)
  Other items                                          (1,220)         (2,222)          1,259
                                                 ------------    ------------    ------------
Federal income tax expense (benefit)             $     40,091    $     71,352    $     27,366
                                                 ============    ============    ============

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

                                                                     2005            2004
                                                                 ------------    ------------
Deferred tax assets:
  Actuarial liabilities                                          $    250,818    $    391,780
  Net operating loss                                                       --           4,444
  Other                                                                   281          (8,340)
                                                                 ------------    ------------
  Total deferred tax assets                                      $    251,099    $    387,884
Deferred tax liabilities:
  Deferred policy acquisition costs                                  (287,605)       (185,715)
  Investments, net                                                     40,866        (266,779)
                                                                 ------------    ------------
Total deferred tax liabilities                                   $   (246,739)   $   (452,494)
                                                                 ------------    ------------
Net deferred tax asset (liability)                               $      4,360    $    (64,610)
                                                                 ============    ============

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $32.0 million in 2005 and $17.1 million in 2003. The Company did not have any net income tax payments for 2004. At December 31, 2005, the Company did not have any operating loss carryforwards remaining.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 2001 and 2002. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

                                                                     2005            2004
                                                                 ------------    ------------
Balance at January 1                                             $     32,571    $     31,337
Less reinsurance recoverable                                           (6,381)         (9,146)
                                                                 ------------    ------------
Net balance at January 1                                               26,190          22,191
                                                                 ------------    ------------
Incurred related to:
  Current year                                                         23,881          20,889
  Prior years                                                          (3,143)            910
                                                                 ------------    ------------
Total incurred                                                         20,738          21,799
                                                                 ------------    ------------
Paid losses related to:
  Current year                                                        (13,860)        (12,009)
  Prior years                                                          (5,813)         (5,791)
                                                                 ------------    ------------
Total paid                                                            (19,673)        (17,800)
                                                                 ------------    ------------
Balance at December 31                                                 33,141          32,571
Less reinsurance recoverable                                           (5,886)         (6,381)
                                                                 ------------    ------------
Net balance at December 31                                       $     27,255    $     26,190
                                                                 ============    ============

The incurred losses and loss adjustment expenses relating to insured events in prior years changed as a result of reassessment of the estimates of the settlement costs on certain claims outstanding due to factors that emerged in the current year.

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

     - Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;

     - Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and

     - Reporting and measuring the Company's interest in its separate accounts as investments.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2005:

                                        ACCOUNT         NET AMOUNT        AVERAGE
BENEFIT TYPE                            BALANCE         AT RISK(1)      ATTAINED AGE
------------                         --------------   --------------    ------------
Minimum Death                        $   16,316,183   $    2,126,214             66.1
Minimum Income                              385,378           68,802             59.3
Minimum Accumulation or Withdrawal        1,669,284              182             61.2

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004:

                                        ACCOUNT         NET AMOUNT        AVERAGE
BENEFIT TYPE                            BALANCE         AT RISK(1)      ATTAINED AGE
------------                         --------------   --------------    ------------
Minimum Death                        $   16,894,237   $    2,423,320             65.7
Minimum Income                              386,407           63,851             59.8
Minimum Accumulation or Withdrawal          884,843               --             61.4

(1) NET AMOUNT AT RISK REPRESENTS THE DIFFERENCE BETWEEN GUARANTEED BENEFITS AND ACCOUNT BALANCE.

The following summarizes the reserve for the GMDB and GMIB at December 31, 2005:

                                       GUARANTEED       GUARANTEED
                                        MINIMUM          MINIMUM
                                     DEATH BENEFIT    INCOME BENEFIT       TOTAL
                                     --------------   --------------   --------------
Balance at December 31, 2004         $       28,313   $        2,422   $       30,735
Benefit Ratio Change /
Assumption Changes                           15,205             (172)          15,033
Incurred guaranteed benefits                 35,559              560           36,119
Paid guaranteed benefits                    (39,308)              --          (39,308)
Interest                                      1,980              190            2,170
                                     --------------   --------------   --------------
Balance at December 31, 2005         $       41,749   $        3,000   $       44,749
                                     ==============   ==============   ==============

The following summarizes the reserve for the GMDB and GMIB at December 31, 2004:

                                       GUARANTEED       GUARANTEED
                                        MINIMUM          MINIMUM
                                     DEATH BENEFIT    INCOME BENEFIT       TOTAL
                                     --------------   --------------   --------------
Balance at January 1, 2004           $       45,250   $        1,457   $       46,707
Incurred guaranteed benefits                 32,103              832           32,935
Paid guaranteed benefits                    (50,502)              --          (50,502)
Interest                                      1,462              132            1,594
                                     --------------   --------------   --------------
Balance at December 31, 2004         $       28,313   $        2,422   $       30,735
                                     ==============   ==============   ==============

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees is re-evaluated regularly and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB or GMWB constituted an asset of $0.2 million and $2.8 million at December 31, 2005 and 2004, respectively.

INTEREST IN SEPARATE ACCOUNTS

At December 31, 2003, the Company had $11.7 million representing unconsolidated interests in its own separate accounts. These interests were recorded as separate account assets, with changes in fair value recorded through other comprehensive income. On January 1, 2004, the Company reclassified these interests to investments as a component of other invested assets.

SALES INDUCEMENTS

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Through December 31, 2003, the expenses associated with certain of these bonuses were deferred and amortized. Others were expensed as incurred. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC.

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

                                                                            2005            2004
                                                                       --------------   --------------
Balance at January 1                                                   $    1,147,181   $      889,601
  Acquisition costs deferred                                                  261,058          346,764
  Amortized to expense during the year                                       (226,355)         (48,562)
  Adjustment for unrealized investment gains (losses) during the year         159,493          (40,622)
                                                                       --------------   --------------
Balance at December 31                                                 $    1,341,377   $    1,147,181
                                                                       ==============   ==============

14. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

                                                                            2005            2004
                                                                       --------------   --------------
Balance at January 1                                                   $       24,130   $       22,391
  Amortized to expense during the year                                        (17,467)          (4,819)
  Adjustment for unrealized investment gains (losses) during the year          47,007            6,558
                                                                       --------------   --------------
Balance at December 31                                                 $       53,670   $       24,130
                                                                       ==============   ==============

15. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, funding agreements, retirement plan services, and life insurance on an individual and group basis, as well as disability and stop-loss insurance on a group basis. As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

WEALTH MANAGEMENT

The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

INDIVIDUAL PROTECTION

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

GROUP PROTECTION

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York.

CORPORATE

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

                                               YEAR ENDED DECEMBER 31, 2005
                           --------------------------------------------------------------------
                              WEALTH      INDIVIDUAL      GROUP
                            MANAGEMENT    PROTECTION    PROTECTION    CORPORATE       TOTALS
                           ------------  ------------  ------------  ------------  ------------
Total Revenues             $  1,342,509  $     74,535  $     32,604  $    110,537  $  1,560,185
Total Expenditures            1,220,198        70,991        32,333        64,636     1,388,158
                           ------------  ------------  ------------  ------------  ------------
Income before
  income tax expense,
  minority interest and
  cumulative effect of
  change in accounting
  principle                     122,311         3,544           271        45,901       172,027
                           ------------  ------------  ------------  ------------  ------------
Net Income                       93,570         2,443           176        36,963       133,152
                           ============  ============  ============  ============  ============
Total Assets               $ 38,631,963  $  6,005,424  $     55,319  $  1,314,140  $ 46,006,846
                           ============  ============  ============  ============  ============

                                               YEAR ENDED DECEMBER 31, 2004
                           --------------------------------------------------------------------
                              WEALTH      INDIVIDUAL      GROUP
                            MANAGEMENT    PROTECTION    PROTECTION    CORPORATE       TOTALS
                           ------------  ------------  ------------  ------------  ------------
Total Revenues             $  1,284,873  $     65,366  $     34,908  $    162,596  $  1,547,743
Total Expenditures            1,054,852        60,785        31,605        93,470     1,240,712
                           ------------  ------------  ------------  ------------  ------------
Income before
  income tax expense,
  minority interest and
  cumulative effect of
  change in accounting
  principle                     230,021         4,581         3,303        69,126       307,031
                           ------------  ------------  ------------  ------------  ------------
Net Income                      166,309         3,118         2,147        49,702       221,276
                           ============  ============  ============  ============  ============
Total Assets               $ 40,961,145  $  4,111,638  $     53,131  $  1,561,629  $ 46,687,543
                           ============  ============  ============  ============  ============

                                               YEAR ENDED DECEMBER 31, 2003
                           --------------------------------------------------------------------
                              WEALTH      INDIVIDUAL      GROUP
                            MANAGEMENT    PROTECTION    PROTECTION    CORPORATE       TOTALS
                           ------------  ------------  ------------  ------------  ------------
Total Revenues             $  1,409,642  $     49,357  $     26,609  $     34,141  $  1,519,749
Total Expenditures            1,247,670        53,848        25,712        61,792     1,389,022
                           ------------  ------------  ------------  ------------  ------------
Income (loss) before
  income tax expense,
  minority interest and
  cumulative effect of
  change in accounting
  principle                     161,972        (4,491)          897       (27,651)      130,727
                           ------------  ------------  ------------  ------------  ------------
Net Income (Loss)               106,655        (2,331)          608        (9,941)       94,991
                           ============  ============  ============  ============  ============
Total Assets               $ 39,814,262  $  2,973,014  $     46,535  $    840,565  $ 43,674,376
                           ============  ============  ============  ============  ============

16. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory surplus and net income were as follows:

                                       UNAUDITED FOR THE YEARS ENDED DECEMBER 31,
                                       ------------------------------------------
                                           2005           2004          2003
                                       ------------   ------------   ------------
Statutory surplus and capital          $  1,778,241   $  1,822,812   $  1,685,356
Statutory net income                   $    140,827   $    249,010   $    224,284

17. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $154.3 million in 2006 without prior approval from the Delaware Commissioner of Insurance.

In 2005, the Company's board of directors approved and the Company paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company's board of Directors approved and the Company paid $150.0 million of cash dividends to its direct parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Company's direct parent and became a consolidated subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. The Company did not pay any dividends in 2003.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2005, 2004 or 2003.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2005, 2004 or 2003.

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:

                                                        2005           2004           2003
                                                    ------------   ------------   ------------
Unrealized gains on available-for-sale securities   $     56,493   $    485,553   $    520,173
Reserve allocation                                       (22,039)            --             --
Minimum pension liability adjustment                      (2,834)            --             --
DAC allocation                                           (12,842)      (172,945)      (132,323)
VOBA allocation                                           (1,201)       (48,208)       (54,766)
Tax effect and other                                       1,683        (83,762)      (105,403)
                                                    ------------   ------------   ------------
Accumulated Other Comprehensive Income              $     19,260   $    180,638   $    227,681
                                                    ============   ============   ============

19. COMMITMENTS AND CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

LITIGATION

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

INDEMNITIES

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

LEASE COMMITMENTS

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2005, minimum future lease payments under such leases were as follows:

                          2006            $   6,029
                          2007                4,778
                          2008                1,477
                          2009                  374
                          2010                   39
                                          ---------
                          Total           $  12,697
                                          =========

Total rental expense for the years ended December 31, 2005, 2004 and 2003 was $8.5 million, $16.3 million and $23.6 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2005, the minimum future lease payments under the sublease agreements were as follows:

                          2006            $   1,140
                          2007                1,174
                          2008                  293
                                          ---------
                          Total           $   2,607
                                          =========

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDER
OF SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
WELLESLEY HILLS, MASSACHUSETTS

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and consolidated financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." As discussed in Note 1 to the consolidated financial statements, effective December 31, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" and FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" (Revised).

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 23, 2006

                                   APPENDIX A
                                THE FIXED ACCOUNT

     THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

     The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable law. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account in accordance with the terms of such contracts.

     Annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contract which cannot be changed. In addition the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

     Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of such investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof, are general economic trends, rates of return currently available and anticipated on the Company's investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

     The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

     Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (see "Withdrawal Charges" in the Prospectus).

     If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week

United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45 day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See "Federal Tax Status.")

     The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by The Company.

FIXED ACCUMULATION VALUE

(1)  CREDITING FIXED ACCUMULATION UNITS

     Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2)  FIXED ACCUMULATION UNIT VALUE

     The Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued, and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

     At the first Contract Anniversary, the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

     The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3)  FIXED ACCUMULATION VALUE

     The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

LOANS FROM THE FIXED ACCOUNT (QUALIFIED CONTRACTS ONLY)

     Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased) UNDER QUALIFIED CONTRACTS ONLY. The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

     The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

     The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

                                   APPENDIX B
                        EXAMPLES OF CERTAIN CALCULATIONS

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS:

     Suppose the net assets attributable to the Contracts of a particular Variable Account at the end of the preceding Valuation Period are $111,234,567.89; the investment income and capital gains credited to such assets of the Variable Account in the Valuation Period are $434,782.61; the capital losses charged against such assets of the Variable Account in the Valuation Period are $63,778.99; and the expenses are $10,634.77. The net investment factor is then (111,234,567.89 + 434,782.61 - 63,778.99 - 10,634.77) DIVIDED BY
111,234,567.89, or 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 X 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS:

     Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 X 1.00323972 X 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS:

     Suppose that the Accumulation Account of a Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Variable Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is
12.3843446. The first Variable Annuity payment would be $865.57 (8,765.4321 X
14.5645672 X 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second Variable Annuity payment would be $868.28 (70.1112 X 12.3843446).

                                   APPENDIX C
                       WITHDRAWALS AND WITHDRAWAL CHARGES
             WITHDRAWALS AND WITHDRAWAL CHARGES-COMPASS 2 CONTRACTS

     Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum fee withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

     In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

          1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3 to 7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

          This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

          2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

          As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to a withdrawal charge is $300 and the withdrawal charge is $300 X 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of canceled Accumulation Units.

          This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

     Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

          1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract
     Year). The amount subject to withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 X 0.05 or $450.

          2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to withdrawal charge is still $9,000 ($13,200-$4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

             WITHDRAWALS AND WITHDRAWAL CHARGES--COMPASS 3 CONTRACTS

     This example assumes that the date of the full surrender or partial withdrawal is during the 9th Contract Year.

     1            2              3               4            5               6
     -            -              -               -            -               -
     1       $    1,000      $   1,000       $       0        0%         $        0
     2            1,200          1,200               0        0                   0
     3            1,400          1,280             120        3                3.60
     4            1,600              0           1,600        4               64.00
     5            1,800              0           1,800        4               72.00
     6            2,000              0           2,000        5              100.00
     7            2,000              0           2,000        5              100.00
     8            2,000              0           2,000        6              120.00
     9            2,000              0           2,000        6              120.00
             ----------      ---------       ---------                   ----------
             $   15,000      $   3,480       $  11,520                   $   579.60
             ==========      =========       =========                   ==========

EXPLANATION OF COLUMNS IN TABLE

    COLUMNS 1 AND 2:

     Represent Purchase Payments ("Payments") and amounts of Payments. Each Payment was made on the first day of each Contract Year.

    COLUMN 3:

     Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

          a) Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Contract for more than seven years.

          b) $1,280 of Payment 3 represents 10% of Payments that have been credited to the Contract for less than seven years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

    COLUMN 4:

     Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

    COLUMN 5:

     Represents the withdrawal charge percentages imposed on the amounts in Column 4.

    COLUMN 6:

     Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

     For example, the withdrawal charge imposed on Payment 8

          = Payment 8 Column 4 X Payment 8 Column 5
          = $2,000 X 6%
          = $120

FULL SURRENDER:

     The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Pay-ments in this example.

PARTIAL WITHDRAWAL:

     The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

     For example, if $7,000 of Payments (Payments 1, 2, 3, 4, and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $139.60.

                                   APPENDIX D
                      TRANSACTIONS IN SECURITIES OF REGULAR
                       BROKER-DEALERS AND THEIR AFFILIATES


     During the year ended December 31, 2005 each of the Capital Appreciation Variable Account ("CAVA"), Global Governments Variable Account ("GGVA"), Government Securities Variable Account ("GSVA"), Money Market Variable Account ("MMVA") and Total Return Variable Account ("TRVA") purchased and retained securities of affiliates of their regular broker-dealers, as follows:



                                                                                       AMOUNT AS OF
ACCOUNT                          PURCHASED AND RETAINED SECURITIES OF AFFILIATES     DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------
CAVA                             American Express Co.                                     $  1,963,714
                                 Merrill Lynch & Co., Inc.                                   1,557,790
                                 UBS AG                                                        297,820

GGVA                             J.P. Morgan Chase & Co.                                       108,445
                                 Lehman Brohters Holdings,
                                 Inc.                                                           99,989

GSVA                             Morgan Stanley                                                561,000

MMVA                             Bank of America Corp.                                       1,507,410
                                 Citigroup, Inc.                                             3,683,773
                                 Morgan Stanley                                              3,563,000

TRVA                             Citigroup, Inc.                                             3,245,089
                                 Goldman Sachs Group, Inc.                                   1,337,064
                                 JP Morgan Chase & Co.                                       3,936,312
                                 Lehman Brothers                                               792,091
                                 Merrill Lynch & Co., Inc.                                   1,518,217
                                 Morgan Stanley                                                930,704
                                 UBS AG                                                        336,561



                        TRANSACTIONS WITH RESEARCH FIRMS

During the last fiscal year ended December 31, 2005, the Fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Adviser to provide valuable Research ("Research Firms"). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms.(1)



                              DOLLAR AMOUNT OF              COMMISSIONS PAID ON
        VARIABLE             TRANSACTIONS WITH               TRANSACTIONS WITH
        ACCOUNT               RESEARCH FIRMS                  RESEARCH FIRMS
-------------------------------------------------------------------------------
          CAVA               $     429,315,661              $           488,051
          HYVA                         390,621                              593
          TRVA                      91,419,315                          129,158


----------
(1) The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms.

                                   APPENDIX E

                   INVESTMENT TECHNIQUES, PRACTICES AND RISKS

     Set forth below is a description of investment techniques and practices which the Variable Accounts may generally use in pursuing their investment objectives and principal investment policies, and the risks associated with these investment techniques and practices. A Variable Account will engage only in certain of these investment techniques and practices, as identified in Appendix A of the Variable Account's Prospectus. Investment practices and techniques that are not identified in Appendix A of a Variable Account's Prospectus do not apply to the Variable Account.

INVESTMENT TECHNIQUES AND PRACTICES

DEBT SECURITIES

     To the extent the Variable Account invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. The Variable Account's investment in debt securities with longer terms to maturity are subject to greater volatility than the Variable Account's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     ASSET-BACKED SECURITIES: The Variable Account may purchase the following types of asset-backed securities:

     COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Variable Account may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

     Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

     The Variable Account may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

     CORPORATE ASSET-BACKED SECURITIES: The Variable Account may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

     Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Variable Account will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     MORTGAGE PASS-THROUGH SECURITIES: The Variable Account may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Variable Account may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Variable Account may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

     FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Variable Account may also buy mortgage-related securities without insurance or guarantees.

     STRIPPED MORTGAGE-BACKED SECURITIES: The Variable Account may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Variable Account may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

     CORPORATE SECURITIES: The Variable Account may invest in debt securities, such as convertible and non-convertible bonds, notes and debentures, issued by corporations, limited partnerships and other similar entities.


     LOANS AND OTHER DIRECT INDEBTEDNESS: A Variable Account may purchase loans and other direct indebtedness and also may originate loans. When a Variable Account purchases a loan, that Variable Account acquires some or all of the interest in such loan held by a bank or other lender. Most loans in which such Variable Account invests are secured, although some may be unsecured in part or in full. Loans purchased by a Variable Account may be in default at the time of purchase. Loans that are fully secured should protect a Variable Account better than unsecured loans in the event of non-payment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with a secured loan would satisfy the borrower's obligation, or that such collateral could be liquidated.

     Loans in which a Variable Account invests generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders' rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.


     If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated, and a successor agent may be appointed. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent's general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower's bankruptcy or insolvency, the borrower's obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

     The Variable Account may acquire loans by participating directly in a lending syndicate as a lender. Alternatively, the Variable Account may acquire loans or an interest in loans by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the Variable Account assumes all of the rights of the lender in the loan or of the participant in the participants' portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the Variable Account purchases a portion of the lender's or the participants' interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several issues. The Variable Account must rely on another party not only for the enforcement of the Variable Account rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan. The Variable Account may be subject to delays, expenses and risks that are greater than those that would be involved if the Variable Account could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the Variable Account may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the Variable Account also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the Variable Account to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

     The Variable Account also may purchase trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims also may be purchased when such companies are in default.

     The Variable Account ability to receive payments of principal, interest and other direct indebtedness in which it invests will depend primarily on the financial condition of the borrower. In selecting loans and other direct indebtedness for purchase by the Variable Account, the Adviser will rely on its own (and not the original lender's) credit analysis of the borrower. Because the Variable Account may be required to rely on another party to collect and to pass on to the Variable Account amounts payable with respect to the loan or other direct indebtedness and to enforce the Variable Account rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the Variable Account from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Variable Account.

     The Variable Account may invest in revolving credit facilities or other standby financing commitments that obligate the Variable Account to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Variable Account to increase its investment in a company at a time when the Variable Account might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Variable Account is committed to advance additional series, it will hold liquid unencumbered assets in an amount sufficient to meet such commitments.

     The Variable Account may invest in floating rate loans. Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase by the Variable Account may be of lower quality or may have a higher price.

     LOWER RATED BONDS: The Variable Account may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix F for a description of bond ratings. No minimum rating standard is required by the Variable Account. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and

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may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to fund Contract payments or to respond to changes in the market.

     While the Adviser may refer to ratings issued by established credit rating agencies, it is not the Variable Account's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. To the extent a Variable Account invests in these lower rated securities, the achievement of its investment objectives may be a more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

     MUNICIPAL BONDS: The Variable Account may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. The Variable Account may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

     If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

     Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

     Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

     Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance

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these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

     The Variable Account may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the from of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

     The Variable Account may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

     SPECULATIVE BONDS: The Variable Account may invest in fixed income and convertible securities rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps and comparable unrated securities. See Appendix F for a description of bond ratings. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

     U.S. GOVERNMENT SECURITIES: The Variable Account may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

     U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

     VARIABLE AND FLOATING RATE OBLIGATIONS: The Variable Account may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Variable Account on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Variable Account is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Variable Account through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

     ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: The Variable Account may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service,but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest.

EQUITY SECURITIES

     The Variable Account may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

FOREIGN SECURITIES EXPOSURE

     The Variable Account may invest in various types of foreign securities, or securities which provide the Variable Account with exposure to foreign securities or foreign currencies, as discussed below:

     BRADY BONDS: The Variable Account may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not

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have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     DEPOSITARY RECEIPTS: The Variable Account may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates issued by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of the Variable Account's policy to invest a certain percentage of its assets in foreign securities, the investments of the Variable Account in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities

     ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Variable Account may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Variable Account may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at the Variable Account's custodian in five days. The Variable Account may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

     DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: The Variable Account may invest in dollar- denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

     EMERGING MARKETS: The Variable Account may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser

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determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets.

Such investments entail significant risks as described below.

     - Government Actions--Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Variable Account's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Variable Account's assets should these conditions recur.

     - Default; Legal Recourse--The Variable Account may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by the Variable Account defaults, the Variable Account may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Variable Account's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

     - Foreign Currencies--The securities in which the Variable Account invests may be denominated in foreign currencies and international currency units and the Variable Account may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in the Variable Account's asset value.

     Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Variable Account's portfolio securities are denominated may have a detrimental impact on the Variable Account's net asset value.

     - Inflation--Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

     - Liquidity; Trading Volume; Regulatory Oversight--The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

     The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers

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could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

     The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for the Variable Account's securities in such markets may not be readily available. The Variable Account may suspend redemption of its Contracts for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if the Variable Account believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Variable Account's identification of such condition until the date of the SEC action, the Variable Account's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

     - Sovereign Debt--Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Variable Account) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

     - Withholding--Income from securities held by the Variable Account could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Variable Account makes its investments. The Variable Account's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Variable Account or to entities in which the Variable Account has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

     FOREIGN SECURITIES: The Variable Account may invest in dollar-denominated and non dollar- denominated foreign securities. The issuer's principal activities are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, the Variable Account may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Variable Account may hold such currencies for an indefinite period of time. While the holding of currencies will permit the Variable Account to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Variable Account to risk of loss if exchange rates move in a direction adverse to the Variable Account's position. Such losses could reduce any profits or increase any losses sustained by the Variable Account from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Variable Account's investments in foreign securities may also include "privatizations." Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

FORWARD CONTRACTS

     The Variable Account may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging

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purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

     A Forward Contract to sell a currency may be entered into where the Variable Account seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Variable Account may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Variable Account intends to acquire.

     If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, the Vari-able Account may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Variable Account does not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix the Variable Account's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

     The Variable Account will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, the Variable Account may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, the Variable Account may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

     The Variable Account will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Variable Account may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

     The use by the Variable Account of Forward Contracts also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

FUTURES CONTRACTS

     The Variable Account may purchase and sell futures contracts ("Futures Contracts") on stock indices, single stocks, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. The Variable Account may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

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     The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable--a process known as "mark-to-market."

     Purchases or sales of stock index futures contracts are used to attempt to protect the Variable Account's current or intended stock investments from broad fluctuations in stock prices. For example, the Variable Account may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Variable Account's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Variable Account is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Variable Account intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Variable Account will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on the Variable Account's current or intended investments in fixed income securities. For example, if the Variable Account owned long-term bonds and interest rates were expected to increase, the Variable Account might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in the Variable Account's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Variable Account's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of the Variable Account from declining as much as it otherwise would have.

     Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, the Variable Account could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and the Variable Account's cash reserves could then be used to buy long-term bonds on the cash market. The Variable Account could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow the Variable Account to hedge its interest rate risk without having to sell its portfolio securities.

     The Variable Account may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Variable Account may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

     Conversely, the Variable Account could protect against a rise in the dollar cost of foreign- denominated securities to be acquired by purchasing futures contracts on the relevant currency, which

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could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where the Variable Account purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, the Variable Account will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The use by the Variable Account of Futures Contracts also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

INDEXED SECURITIES

     The Variable Account may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Variable Account may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Variable Account to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

INVERSE FLOATING RATE OBLIGATIONS

     The Variable Account may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

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INVESTMENT IN OTHER INVESTMENT COMPANIES

     The Variable Account may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

     OPEN-END FUNDS. The Variable Account may invest in open-end investment companies.

     CLOSED-END FUNDS. The Variable Account may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

LENDING OF PORTFOLIO SECURITIES

     The Variable Account may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Variable Account would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the Variable Account would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Variable Account would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The Variable Account would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Variable Account would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

LEVERAGING TRANSACTIONS

     The Variable Account may engage in the types of transactions described below, which involve "leverage" because in each case the Variable Account receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by the Variable Account will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of the Variable Account's accumulation units and contract payments on the Variable Account's accumulation units to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of the Variable Account's accumulation units is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of the Variable Account. These transactions also increase the Variable Account's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Variable Account would diminish the investment performance of the Variable Account compared with what it would have been without using these transactions.

     BANK BORROWINGS: The Variable Account may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

     MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Variable Account may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Variable Account foregoes principal and interest paid on the mortgage-backed securities. The Variable Account is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. The Variable Account may also be compensated by receipt of a commitment fee.

     If the income and capital gains from the Variable Account's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Variable Account compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities the Variable Account is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Variable Account sells securities becomes insolvent, the Variable Account's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     REVERSE REPURCHASE AGREEMENTS: The Variable Account may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Variable Account will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Variable Account. The Variable Account will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

OPTIONS

     The Variable Account may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix:

     OPTIONS ON FOREIGN CURRENCIES: The Variable Account may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Variable Account may purchase put options on the foreign currency. If the value of the currency does decline, the Variable Account will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Variable Account may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Variable Account deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Variable Account could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. The Variable Account may write options on foreign currencies for the same types of hedging purposes. For example, where the Variable Account anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

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     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Variable Account could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Variable Account to hedge such increased cost up to the amount of the premium. Foreign currency options written by the Variable Account will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Variable Account would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Variable Account also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

     OPTIONS ON FUTURES CONTRACTS: The Variable Account also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Variable Account's profit or loss on the transaction.

     Options on Futures Contracts that are written or purchased by the Variable Account on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. The Variable Account may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held
(i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. The Variable Account may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

Upon the exercise of a call Option on a Futures Contract written by the Variable Account, the Variable Account will be required to sell the underlying Futures Contract which, if the Variable Account has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Variable Account is exercised, the Variable Account will be required to purchase the underlying Futures Contract which, if the Variable Account has covered its obligation through the sale of such Contract, will close out its futures position.

     The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Variable Account will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Variable Account's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Variable Account will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Variable Account intends to purchase. If a put or call option the Variable Account has written is exercised, the Variable Account will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Variable Account's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Variable Account may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Variable Account could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Variable Account will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Variable Account could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

     OPTIONS ON SECURITIES: The Variable Account may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by the Variable Account may be covered in the manner set forth below.

     A call option written by the Variable Account is "covered" if the Variable Account owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Variable Account owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Variable Account holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. A put option written by the Variable Account is "covered" if the Variable Account owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call options written by the Variable Account may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Effecting a closing transaction in the case of a written call option will permit the Variable Account to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Variable Account to write another put option to the extent that the Variable Account owns liquid and unencumbered assets. Such transactions permit the Variable Account to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Variable Account, provided that another option on such security is not written. If the Variable Account desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

     The Variable Account will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Variable Account is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Variable Account is more than the premium paid for the original purchase. Conversely, the Variable Account will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by the Variable Account is likely to be offset in whole or in part by appreciation of the underlying security owned by the Variable Account.

     The Variable Account may write options in connection with buy-and-write transactions; that is, the Variable Account may purchase a security and then write a call option against that security. The exercise price of the call option the Variable Account determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Variable Account's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Variable Account's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Variable Account's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, the Variable Account may elect to close the position or retain the option until it is exercised, at which time the Variable Account will be required to take delivery of the security at the exercise price; the Variable Account's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by the Variable Account in the same market environments that call options are used in equivalent buy- and-write transactions.

     The Variable Account may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, the Variable Account undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Variable Account will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, the Variable Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Variable Account assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by the Variable Account solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

     The Variable Account may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Variable Account to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, the Variable Account will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Variable Account may also purchase call options to hedge against an increase in the price of securities that the Variable Account anticipates purchasing in the future. If such increase occurs, the call option will permit the Variable Account to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Variable Account upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Variable Account.

     OPTIONS ON STOCK INDICES: The Variable Account may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." The Variable Account may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if the Variable Account owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where the Variable Account covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Variable Account will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Variable Account may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Variable Account owns liquid and unencumbered assets equal to the difference. The Variable Account may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Variable Account owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

     The Variable Account will receive a premium from writing a put or call option, which increases the Variable Account's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Variable Account has written a call option falls or remains the same, the Variable Account will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Variable Account will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Variable Account's stock investments. By writing a put option, the Variable Account assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Variable Account correlate with changes in the value of the index, writing covered put options on indices will increase the Variable Account's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

     The Variable Account may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, the Variable Account will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Variable Account's investments does not decline as anticipated, or if the value of the option does not increase, the Variable Account's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Variable Account's security holdings.

     The purchase of call options on stock indices may be used by the Variable Account to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Variable Account holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Variable Account will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Variable Account is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Variable Account owns.

     The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

RESET OPTIONS:

     In certain instances, the Variable Account may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by the Variable Account is paid at termination, the Variable Account assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where the Variable Account purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

     "YIELD CURVE" OPTIONS: The Variable Account may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     Yield curve options may be used for the same purposes as other options on securities. Specifically, the Variable Account may purchase or write such options for hedging purposes. For example, the Variable Account may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Variable Account may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Variable Account will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Variable Account will be "covered". A call (or put) option is covered if the Variable Account holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Variable Account's net liability under the two options. Therefore, the Variable Account's liability for such a covered option is generally limited to the difference between the amount of the Variable Account's liability under the option written by the Variable Account less the value of the option held by the Variable Account. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

REPURCHASE AGREEMENTS

     The Variable Account may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Variable Account purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Variable Account, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Variable Account together with the repurchase price on repurchase. In either case, the income to the Variable Account is unrelated to the interest rate on the Government securities.

     The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Variable Account will have the right to liquidate the securities. If at the time the Variable Account is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Variable Account's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Variable Account. The Variable Account has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Variable Account only enters into repurchase agreements after the

Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Variable Account has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

RESTRICTED SECURITIES

     The Variable Account may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities") and commercial paper issued under Section 4(2) of the 1933 Act ("4(2) Paper"). A determination is made, based upon a continuing review of the trading markets for the Rule 144A security or 4(2) Paper, whether such security is liquid and thus not subject to the Variable Account's limitation on investing in illiquid investments. The Board of Managers has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities and 4(2) Paper. The Board, however, retains oversight of the liquidity determinations focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in the Variable Account to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Variable Account's portfolio. Subject to the Variable Account's limitation on investments in illiquid investments, the Variable Account may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Variable Account might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

SHORT SALES

     The Variable Account may seek to hedge investments or realize additional gains through short sales. The Variable Account may make short sales, which are transactions in which the Variable Account sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Variable Account must borrow the security to make delivery to the buyer. The Variable Account then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Variable Account. Until the security is replaced, the Variable Account is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Variable Account also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. The Variable Account also will incur transaction costs in effecting short sales.

     The Variable Account will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Variable Account replaces the borrowed security. The Variable Account will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the Variable Account may be required to pay in connection with a short sale.

     Whenever the Variable Account engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker connection with the short sale, equals the current market value of the security sold short.

SHORT SALES AGAINST THE BOX

     The Variable Account may make short sales "against the box," i.e., when a security identical to one owned by the Variable Account is borrowed and sold short. If the Variable Account enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold

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such securities while the short sale is outstanding. The Variable Account will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

SHORT TERM INSTRUMENTS

     The Variable Account may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

SWAPS AND RELATED DERIVATIVE INSTRUMENTS

     The Variable Account may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by the Variable Account with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

     Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease the Variable Account's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. The Variable Account is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Variable Account's investment objective and policies.

     For example, the Variable Account may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Variable Account. In such an instance, the Variable Account would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Variable Account's portfolio, the Variable Account would receive payments under the swap that would offset, in whole or part, such diminution in value. The Variable Account may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Variable Account's exposure to each such currency. The Variable Account might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

     The Variable Account may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

     The Variable Account will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If the Variable Account enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Variable Account receiving or paying, as the case may be, only the net amount of the two payments), the Variable Account will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Variable Account's accrued obligations under the swap agreement over the accrued amount the Variable Account is entitled to receive under the agreement. If the Variable Account enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Variable Account's accrued obligations under the agreement.

     The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Variable Account would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by the Variable Account, the Variable Account must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

     If the counterparty defaults, the Variable Account's risk of loss consists of the net amount of payments that the Variable Account is contractually entitled to receive. The Variable Account anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

     The uses by the Variable Account of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors--Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

TEMPORARY BORROWINGS

     The Variable Account may borrow money for temporary purposes (e.g., to fund Contract payments or settle outstanding purchases of portfolio securities).

TEMPORARY DEFENSIVE POSITIONS

     During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to fund Contract payments, a large portion or all of the assets of the Variable Account may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

WARRANTS

     The Variable Account may invest in warrants. Warrants are securities that give the Variable Account the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

"WHEN-ISSUED" SECURITIES

The Variable Account may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to the Variable Account at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, the Variable Account does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Variable Account will identify liquid and unencumbered assets equal to its forward delivery commitment.

SPECIAL RISK FACTORS--OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

     RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE VARIABLE ACCOUNT'S PORTFOLIO: The Variable Account's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Variable Account's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, the Variable Account bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

     If the Variable Account purchases a put option on an index and the index decreases less than the value of the hedged securities, the Variable Account would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which the Variable Account has a position and the portfolio securities the Variable Account is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where the Variable Account enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Variable Account's portfolio or the intended acquisitions being hedged.

     The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

     The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

     Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, the Variable Account is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by the Variable Account in connection with such transactions.

     In writing a covered call option on a security, index or futures contract, the Variable Account also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where the Variable Account covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Variable Account may not be fully covered. As a result, the Variable Account could be subject to risk of loss in the event of adverse market movements.

     The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of the Variable Account's portfolio. When the Variable Account writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Variable Account will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Variable Account's portfolio holdings or any increase in the cost of the instruments to be acquired.

     Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Variable Account will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, the Variable Account may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, the Variable Account's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for the Variable Account to engage in such transactions.

     RISKS OF NON-HEDGING TRANSACTIONS: The Variable Account may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. The Variable Account will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by the Variable Account may not fully protect it against risk of loss and, in any event, the Variable Account could suffer losses on the option position which might not be offset by corresponding portfolio gains. The Variable Account may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, the Variable Account may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, the Variable Account will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose the Variable Account to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose the Variable Account to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

     With respect to the writing of straddles on securities, the Variable Account incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing the Variable Account with two simultaneous premiums on the same security, but involve additional risk, since the Variable Account may have an option exercised against it regardless of whether the price of the security increases or decreases.

     RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While the Variable Account will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by the Variable Account, and the Variable Account could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Variable Account has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Variable Account's ability effectively to hedge its portfolio, and could result in trading losses.

     The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

     The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     MARGIN: Because of low initial margin deposits made upon the establishment of a futures, forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where the Variable Account enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by the Variable Account or decreases in the prices of securities or other assets the Variable Account intends to acquire. Where the Variable Account enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose the Variable Account to greater risk.

     POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When the Variable Account enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which the Variable Account has effected the transaction. In that event, the Variable Account might not be able to recover amounts deposited as margin, or amounts owed to the Variable Account in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and the Variable Account could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

     TRADING AND POSITION LIMITS: The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Variable Account.

     RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk the Variable Account assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

     RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES: Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Variable Account. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

     Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which the Variable Account makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for the Variable Account to respond to such events in a timely manner.

     Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

     Unlike transactions entered into by the Variable Account in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market- makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Variable Account's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Variable Account. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and the Variable Account could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit the Variable Account's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and the Variable Account will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Variable Account's ability to enter into desired hedging transactions. The Variable Account will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

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     Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Variable Account to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: Pursuant to a claim of exemption filed with the CFTC on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

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                                   APPENDIX F
                           DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa--Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa--Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A--Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa--Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba--Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B--Obligations rated B are considered speculative and are subject to high credit risk.

Caa--Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca--Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C--Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP

Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial obligations is very strong.

A--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C--Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C--The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D--An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The "AA" and "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the applicable rating category.

The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

ASTERISK (*): Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                                       F-2
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FITCH

INVESTMENT GRADE

AAA--Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA--Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A--High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB--Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB--Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B--Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D--Default. Entities rated in this category have defaulted on some or all of their obligations. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%--100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%--90% and "D" the lowest recovery potential, i.e., below 50%.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

"NR" indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

"WITHDRAWN": A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

RATING WATCH: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving".

                                       F-3
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                                   APPENDIX G
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY
                      PROXY VOTING POLICIES AND PROCEDURES

    SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND
                                  MARCH 1, 2006

     Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

     The MFS Proxy Voting Policies and Procedures include:

     A. Voting Guidelines;

     B. Administrative Procedures;

     C Monitoring System;

     D. Records Retention; and

     E. Reports.

A.   VOTING GUIDELINES

     1.   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that--guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

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          These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

     2.   MFS' POLICY ON SPECIFIC ISSUES

          ELECTION OF DIRECTORS

          MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (E.G., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

          MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

          MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (E.G., contested elections) ("Majority Vote Proposals").

          MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

          MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

          - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

          - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;

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          -    Vest management of the process in the company's independent directors, other than the nominee in question; and

          - Outline the range of remedies that the independent directors may consider concerning the nominee.

          CLASSIFIED BOARDS

          MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

          NON-SALARY COMPENSATION PROGRAMS

          Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

          MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

          MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

          MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

          MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

          EXPENSING OF STOCK OPTIONS

          While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

          EXECUTIVE COMPENSATION

          MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link

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     of performance-based options to a specific industry or peer group index.
     MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

          EMPLOYEE STOCK PURCHASE PLANS

          MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

          "GOLDEN PARACHUTES"

          From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

          ANTI-TAKEOVER MEASURES

          In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

          MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
     (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

          MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

          REINCORPORATION AND REORGANIZATION PROPOSALS

          When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

          ISSUANCE OF STOCK

          There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against

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     proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

          REPURCHASE PROGRAMS

          MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

          CONFIDENTIAL VOTING

          MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

          CUMULATIVE VOTING

          MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

          WRITTEN CONSENT AND SPECIAL MEETINGS

          Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

          INDEPENDENT AUDITORS

          MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          BEST PRACTICES STANDARDS

          Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate--the proposal is consistent with the best long-term economic interests of our clients.

          SOCIAL ISSUES

          There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits

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     will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

          The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

          FOREIGN ISSUERS

          MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted in favor) for foreign issuers include the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

          In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS PROXY REVIEW GROUP

          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

          a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

          c. Considers special proxy issues as they may arise from time to time.

     2.   POTENTIAL CONFLICTS OF INTEREST

          The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies

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     on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

          In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

          The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

     3.   GATHERING PROXIES

          Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   ANALYZING PROXIES

          Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Poli-

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     cies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES

          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS

----------
(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

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     Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS

     MFS FUNDS

          MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

     ALL MFS ADVISORY CLIENTS

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.


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

                                   APPENDIX H
                  RECIPIENTS OF NON-PUBLIC DISCLOSURE REGARDING
                     PORTFOLIO HOLDINGS ON AN ONGOING BASIS


     NAME OF RECIPIENT                                     PURPOSE OF DISCLOSURE
     -----------------                                     ---------------------
     MSCI BARRA, Inc.                                      Analytical tool
     Bloomberg L.P.                                        Analytical tool
     Bowne                                                 Typesetting and Printing Services
     CDS/Computer                                          Software Vendor
     Checkfree                                             Software Vendor
     Deloitte & Touche LLP                                 Independent Registered Public
                                                           Accounting Firm
     Eagle Investment Systems Corp.                        Accounting System
     FactSet Research Systems Inc.                         Analytical tool
     Institutional Shareholder Services Inc.               Proxy Service Provider
     ITG, Inc.                                             Analytical tool
     JP Morgan Chase Bank                                  Fund Custodian
     The MacGregor Group                                   Software Vendor
     OMGEO LLC                                             Software vendor
     Plexus                                                Analytical tool
     Radianz                                               Software Vendor
     Saloman Analytics Inc.                                Analytical tool
     Standard & Poor's Securities Evaluations Services     Fund Pricing
     State Street Bank and Trust Company                   Custodian
     Sullivan & Worcester                                  Legal Counsel
     Wilshire Analytics/Axiom                              Analytical tool



     This list is current as of April 10, 2006, and any additions, modifications or deletions to the list that have occurred since April 10, 2006 are not reflected.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
P.O. BOX 9133
WELLESLEY HILLS, MASSACHUSETTS 02481

GENERAL DISTRIBUTOR
Clarendon Insurance Agency, Inc.
One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481



CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

JP Morgan Chase Bank
One Chase Manhattan Plaza
New York, NY 10081

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116


COUS-SAI 5/06

                                     PART C

                                OTHER INFORMATION

ITEM 28.       FINANCIAL STATEMENTS AND EXHIBITS

               (a) THE FOLLOWING FINANCIAL STATEMENTS ARE INCLUDED IN THIS REGISTRATION STATEMENT:

                         INCLUDED IN PART A:

               A. Condensed Financial Information - Per Accumulation Unit Income and Capital Changes.

               INCLUDED IN PART B:


               A. Financial Statements of Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account and Total Return Variable Account.*

                    1. Statement of Condition, December 31, 2005;
                    2. Statements of Operations, Year Ended December 31, 2005;
                    3. Statements of Changes in Net Assets, Years Ended December
                       31, 2004 and 2005;

                    4. Notes to Financial Statements; and

                    5. Report of Independent Registered Public Accountants.


               B. Financial Statements of Sun Life Assurance Company of Canada (U.S):


                    1. Statutory Statements of Admitted Assets, Liabilities and
                       Capital Stock and Surplus, December 31, 2005 and 2004.
                    2. Statutory Statements of Operations, Years Ended December
                       31, 2005, 2004 and 2003.
                    3. Statutory Statements of Changes in Capital Stock and
                       Surplus, Years Ended December 31, 2005, 2004 and 2003.
                    4. Statutory Statements of Cash Flow, Years Ended December
                       31, 2005, 2004 and 2003.

                    5. Notes to Statutory Financial Statements.

                    6. Report of Independent Registered Public Accountants.


----------

* Incorporated herein by reference to the Registrants' Annual Report to contract owners for the year ended December 31, 2005 filed with the SEC on March 10, 2006.

               (b) THE FOLLOWING EXHIBITS ARE INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE UNLESS OTHERWISE INDICATED:


                    1 Resolution of the Board of Directors of the Insurance Company dated July 21, 1982 authorizing the establishment of Money Market Variable Account ("MMVA"), High Yield Variable Account ("HYVA"), Capital Appreciation Variable Account ("CAVA"), Government Securities Variable Account (formerly, Government Guaranteed Variable Account) ("GSVA"), Global Governments Variable Account (formerly, Government Markets Variable Account) ("GGVA") and Total Return Variable Account ("TRVA") (collectively, the "Registrants"). MMVA, HYVA, CAVA and GSVA are referred to herein collectively as the "Previous Registrants."(1)


                    2    (a)  Amended and Restated Rules and Regulations of MMVA
                              dated May 31, 2001. (8)

                         (b) Amended and Restated Rules and Regulations of HYVA dated May 31, 2001. (8)

                         (c) Amended and Restated Rules and Regulations of CAVA dated May 31, 2001. (8)

                         (d) Amended and Restated Rules and Regulations of GSVA dated May 31, 2001. (8)

                         (e) Amended and Restated Rules and Regulations of GGVA dated May 31, 2001. (8)

                         (f) Amended and Restated Rules and Regulations of TRVA dated May 31, 2001. (8)


                         (g) Master Amended and Restated By-Laws of MMVA, HYVA, CAVA, GSVA, GGVA and TRVA, dated October 25, 2002, as revised August 8, 2004. (17)

                    3    (a)  Master Custodian Agreement between Registrants and
                              State Street Bank and Trust Company, dated July 2,
                              2001. (6)


                         (b) Global Custody Agreement between Registrants and Chase Manhattan Bank, dated July 2, 2001. (6)


                         (c) Exhibit A, revised September 2, 2005, to the Master Custodian Contract and the Global Custody Agreement. (19)


                         (d) Amendment No. 2, dated May 2, 2003, to the Master Custodian Agreement with State Street Bank and Trust Company. (12)

                         (e) Amendment, dated December 28, 2004 to the Master Custodian Agreement with State Street Bank and Trust Company. (2)


                         (f) Amendment, dated December 31, 2004, to the JP Morgan Chase Global Custody Agreement. (20)

                    4    (a)  Investment Management Agreements between
                              Massachusetts Financial Services Company and the
                              Previous Registrants. (1)




                         (b)  Investment Management Agreement between
                              Massachusetts Financial Services Company and
                              GMVA. (1)

                         (c)  Investment Management Agreement between
                              Massachusetts Financial Services Company and
                              TRVA. (1)




                    5 Marketing Coordination Agreement between the Insurance Company, MFS Fund Distributors, Inc. and Clarendon Insurance Agency, Inc. dated January 1, 1998. (8)

                    6 Compass 2 Flexible Payment Deferred Combination Variable and Fixed Annuity Contract. (1)

                    7 Form of Application used with the Compass 2 Variable Annuity Contract filed as Exhibit 6. (1)

                    8 Certificate of Incorporation and By-Laws of the Insurance Company. (16)

                    9         Not Applicable.

                    10        Not Applicable.

                    11   (a)  Service Agreement between Sun Life Assurance
                              Company of Canada and the Insurance Company dated
                              January 18, 1971. (1)

                         (b) Master Administrative Services Agreement dated March 1, 1997, as amended and restated April 1, 1999. (3)

                         (c) Exhibit A, as revised April 29, 2005, to the Amended and Restated Master Administrative Services Agreement. (18)

                    12 Consent and Opinion of Counsel, dated April 20, 2000, for each of Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, High Yield Variable Account, Money Market Variable Account and Total Return Variable Account. (5)


                    13 Consent of Deloitte & Touche LLP, dated April 26, 2006; filed herewith.


                    14        None.

                    15        Not Applicable.

                    16        Not Applicable.

                    17   (a)  Code of Ethics as amended and restated effective
                              January 1, 2005, pursuant to Rule 17j-1 under the
                              Investment Company Act of 1940. (14)

                         (b) Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective October 6, 2004. (15)

                         (c) Code of Ethics for Non-MFS Management Trustees effective January 1, 2005. (14)


               Power of Attorney, dated September 1, 2005; filed herewith. Power of Attorney, dated September 28, 2005; filed herewith. Power of Attorney, dated November 1, 2005; filed herewith. Powers of Attorney, dated April 7, 2006; filed herewith.


----------
(1) Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 23 to the Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on March 6, 1998.

(2) Incorporated by reference to MFS Series Trust XI (File Nos. 33-68310 and 811-7992) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on January 28, 2005.

(3) Incorporated by reference to matching exhibit numbers in Post-Effective Amendment No. 26 to the Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 26, 1999.

(4) Incorporated by reference to Post-Effective Amendment No. 40 for MFS Series Trust IX (File Nos. 2-5049 and 811-2464) filed with the SEC via EDGAR on August 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 28, 2000.

(6) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 31 to Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 30, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on April 30, 2002.

(9) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.

(10) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on April 30, 2003.

(11) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 42 filed with the SEC via EDGAR on October 30, 2003.

(12) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on September 26, 2003.

(13) Incorporated by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on February 27, 2004.

(14) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on December 29, 2004.

(15) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on October 29, 2004.

(16) Incorporated by reference to Insurance Company's Form 10-K (File No. 333-82824) filed with the SEC via EDGAR on March 29, 2004.

(17) Incorporated by reference to Post-Effective Amendment No. 35 to Registrant's Registration Statement (File No. 2-79141) filed with the SEC via EDGAR on February 25, 2005.

(18) Incorporated by reference to MFS Variable Insurance Trust (File Nos. 33-74668 and 811-8326) Post-Effective Amendment No. 22 filed with the SEC via EDGAR on April 26, 2005.


(19) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective amendment No. 49 filed with the SEC via EDGAR on April 25, 2006.

(20) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 59 filed with the SEC via EDGAR on June 29, 2005.


ITEM 29.       DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY

             NAME & PRINCIPAL                        POSITIONS & OFFICES              POSITIONS & OFFICES
             BUSINESS ADDRESS                       WITH INSURANCE COMPANY             WITH REGISTRANTS
             ----------------                       ----------------------            -------------------
                                                                                           POSITIONS
             NAME & PRINCIPAL                      POSITIONS & OFFICES WITH                  WITH
             BUSINESS ADDRESS                             DEPOSITOR                        REGISTRANT
             ----------------                             ---------                        ----------
C. James Prieur                               Chairman and Director                  President
Sun Life Assurance Company of Canada
150 King Street West, SC 106A35
Toronto, Ontario Canada M5H 1J9

Thomas A. Bogart                              Director                               None
Sun Life Assurance Company of Canada
150 King Street West, SC 114D10
Toronto, Ontario Canada  M5H 1J9

Gary Corsi                                    Director & Vice President and Chief    None
Sun Life Assurance Company of Canada U.S.     Financial Officer and Treasurer
One Sun Life Executive Park, SC 3380
Wellesley Hills, MA  02481

Scott M. Davis                                Director & Vice President and General  None
Sun Life Assurance Company of Canada (U.S.)   Counsel
One Sun Life Executive Park, SC 3358
Wellesley Hills, MA  02481

Paul W. Derksen                               Director                               None
Sun Life Assurance Company of Canada
150 King Street West, SC 105D10
Toronto, Ontario Canada M5H 1J9

Mary M. Fay                                   Director & Vice President and General  None
Sun Life Assurance Company of Canada (U.S.)   Manager, Annuities
One Sun Life Executive Park, SC 4250
Wellesley Hills, MA  02481

Robert C. Salipante                           President and Director                 None
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 3376
Wellesley Hills, MA 02481

Donald A. Stewart                             Director                               None
Sun Life Assurance Company of Canada
150 King Street West, SC 106A35
Toronto, Ontario Canada M5H 1J9

Claude A. Accum                               Vice President and General Manager,    None
Sun Life Assurance Company of Canada (U.S.)   Individual Insurance
One Sun Life Executive Park, SC 3378
Wellesley Hills, MA 02481

James M.A. Anderson                           Executive Vice President and           None
Sun Life Assurance Company of Canada          Chief Investment Officer
150 King Street West, SC 104A25
Toronto, Ontario Canada M5H 1J9

Keith Gubbay                                  Vice President and Chief Actuary       None
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 3370
Wellesley Hills, MA  02481

Ellen B. King                                 Assistant Vice President and Senior    None
Sun Life Assurance Company of Canada (U.S.)   Counsel and Secretary
One Sun Life Executive Park, SC 1335
Wellesley Hills, MA 02481

John R. Wright                                Executive Vice President, Sun Life     None
Sun Life Assurance Company of Canada (U.S.)   Financial U.S. Operations
One Sun Life Executive Park, SC 2163
Wellesley Hills, MA 02481


ITEM 30.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE
               COMPANY


               No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

               The organization chart of Sun Life Assurance Company of Canada is filed as Exhibit 16 to the Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed April 11, 2006.


               None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 31.       NUMBER OF CONTRACT OWNERS (AS OF MARCH 17, 2006)



                                    NUMBER OF
                                CONTRACT OWNERS*
                      -----------------------------------------
                      QUALIFIED                   NON-QUALIFIED
                      CONTRACTS                     CONTRACTS
                      ---------                   -------------
                        7,108                         4,044


----------

* Number of Compass 2 Contracts participating in the investment experience of the Variable Account.

ITEM 32.       INDEMNIFICATION

               Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-Laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, By-Laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 33.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


               Incorporated herein by reference to Item 33 of Part C of Post-Effective Amendment No. 25 to the Registration Statement on Form N-3 of Money Market Variable Account, Reg. No. 33-19628.


ITEM 34.       PRINCIPAL UNDERWRITERS


               (a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, F, G, H and I, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C and D, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account and Total Return Variable Account



                  NAME AND PRINCIPAL           POSITIONS AND OFFICES
                   BUSINESS ADDRESS*             WITH UNDERWRITER
                  ------------------           ---------------------
                  Katherine E. Sarvary         President
                  Claude A. Accum              Director
                  Gary Corsi                   Director
                  Mary M. Fay                  Director
                  Ellen B. King                Secretary
                  Ann B. Teixeira              Assistant Vice President, Compliance
                  Thomas Horack                Chief Compliance Officer
                  Michael L. Gentile           Vice President
                  John E. Coleman              Vice President
                  Nancy C. Atherton            Assistant Vice President & Tax Officer
                  Jane F. Jette                Financial/Operations Principal
                                               and Treasurer


----------
* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

               (b)  Inapplicable.
               (c)  Inapplicable.

ITEM 35.       LOCATION OF ACCOUNTS AND RECORDS

               Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, at the offices of Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116, at the offices of the custodian, State Street Bank and Trust Company, at either 225 Franklin Street, Boston, Massachusetts 02110 or 5-West, North Quincy, Massachusetts 02171, or at the offices of the custodian, J.P. Morgan Chase Bank, at either One Chase Manhattan Plaza, New York, NY 10081 or 270 Park Avenue, New York, NY 10017.

ITEM 36.       MANAGEMENT SERVICES

               Registrants assert that all management-related service contracts have been described in the Prospectus or Statement of Additional Information.

ITEM 37.       UNDERTAKINGS

               The Registrant hereby undertakes:

               (a) To file a post-effective to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts be accepted;

               (b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

               (c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-3 promptly upon written or oral request.

               (d) Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

               In imposing restrictions on withdrawals, we are relying on a no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements of which we have complied with.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrants certify that they meet all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 26th day of April, 2006.

                                   MONEY MARKET VARIABLE ACCOUNT
                                   HIGH YIELD VARIABLE ACCOUNT
                                   CAPITAL APPRECIATION VARIABLE ACCOUNT
                                   GOVERNMENT SECURITIES VARIABLE ACCOUNT
                                   GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                                   TOTAL RETURN VARIABLE ACCOUNT

                                               (REGISTRANTS)

                                   By:     MARIA F. DWYER*
                                           -----------------------------
                                   Name:   Maria F. Dwyer
                                   Title:  President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2006.

                                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)


                                   ROBERT C. SALIPANTE**
                                   ---------------------
                                   Robert C. Salipante
                                   President

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants indicated on April 24, 2006.

SIGNATURE                                       TITLE
---------                                       -----
J. KERMIT BIRCHFIELD*                       Chairman
---------------------------
J. Kermit Birchfield


MARIA F. DWYER*                             President (Principal Executive Officer)
---------------------------
Maria F. Dwyer


TRACY A. ATKINSON*                          Principal Financial Officer and
---------------------------                   Principal Accounting Officer
Tracy A. Atkinson


ROBERT C. BISHOP*                           Member of the Boards of Managers
---------------------------
Robert C. Bishop


FREDERICK H. DULLES*                        Member of the Boards of Managers
---------------------------
Frederick H. Dulles


DAVID D. HORN*                              Member of the Boards of Managers
---------------------------
David D. Horn


MARCIA A. KEAN*                             Member of the Boards of Managers
---------------------------
Marcia A. Kean


C. JAMES PRIEUR*                            Member of the Boards of Managers
---------------------------
C. James Prieur

RONALD G. STEINHART*                        Member of the Boards of Managers
---------------------------
Ronald G. Steinhart

HAVILAND WRIGHT*                            Member of the Boards of Managers
---------------------------
Haviland Wright

                                            *By:   SUSAN S. NEWTON
                                                   ---------------------------
                                            Name:  Susan S. Newton
                                                   as Attorney-in-fact

                                            Executed By Susan S. Newton on
                                            behalf of those indicated pursuant
                                            to (i) a Power of Attorney, dated
                                            September 1, 2005; filed herewith
                                            (Atkinson); (ii) a Power of
                                            Attorney, dated September 28, 2005;
                                            filed herewith (Trustees); and (iii)
                                            a Power of Attorney, dated November
                                            1, 2005; filed herewith (Dwyer).

     As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Registrants and on the dates indicated.

SIGNATURE                                       TITLE
---------                                       -----
ROBERT C. SALIPANTE      **                 President and Director (Principal
---------------------------                 Executive Officer)
Robert C. Salipante


GARY CORSI               **                 Director & Vice President and Chief
---------------------------                 Financial Officer and Treasurer
Gary Corsi                                  (Principal Financial and Accounting
                                            Officer)


SANDRA M. DADALT**                          Attorney-in-Fact for:
---------------------------                 Robert C. Salipante, President and
Sandra M. DaDalt                            Director (Principal Executive
                                            Officer)
                                            Gary Corsi, Director & Vice
                                            President and Chief Financial
                                            Officer and Treasurer (Principal
                                            Financial and Accounting Officer)
                                            C. James Prieur, Chairman and Director
                                            Thomas A. Bogart, Director
                                            Scott M. Davis, Director
                                            Paul W. Derksen, Director
                                            Mary M. Fay, Director
                                            Donald A. Stewart, Director

**Sandra M. DaDalt has signed this document on the date indicated on behalf of the above Directors pursuant to powers of attorney duly executed by such persons and filed herewith.

                                POWER OF ATTORNEY

                      CAPITAL APPRECIATION VARIABLE ACCOUNT
                       GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                           HIGH YIELD VARIABLE ACCOUNT
                          MONEY MARKET VARIABLE ACCOUNT
                          TOTAL RETURN VARIABLE ACCOUNT

     The undersigned, Managers and officers of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (each, the "Registrant"), hereby severally constitute and appoint Tracy A. Atkinson, Christopher R. Bohane, Jeffrey N. Carp, Stephanie DeSisto, Maria F. Dwyer, Timothy M. Fagan, Brian T. Hourihan, Ellen M. Moynihan, Susan S. Newton, Susan
A. Pereira, C. James Prieur and James O. Yost, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 28th day of September, 2005.

SIGNATURES                                  TITLE(S)
----------                                  --------
J. KERMIT BIRCHFIELD                        Trustee
---------------------------
J. Kermit Birchfield

ROBERT C. BISHOP                            Trustee
---------------------------
Robert C. Bishop


FREDERICK H. DULLES                         Trustee
---------------------------
Frederick H. Dulles


DAVID D. HORN                               Trustee
---------------------------
David D. Horn


MARCIA A. KEAN                              Trustee
---------------------------
Marcia A. Kean


C. JAMES PRIEUR                             Trustee
---------------------------
C. James Prieur


RONALD G. STEINHART                         Trustee
---------------------------
Ronald G. Steinhart


HAVILAND WRIGHT                             Trustee
---------------------------
Haviland Wright

                                POWER OF ATTORNEY

                      CAPITAL APPRECIATION VARIABLE ACCOUNT
                       GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                           HIGH YIELD VARIABLE ACCOUNT
                          MONEY MARKET VARIABLE ACCOUNT
                          TOTAL RETURN VARIABLE ACCOUNT

     The undersigned officer of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (each, the "Registrant"), hereby severally constitute and appoint Jeffrey N. Carp, Susan S. Newton, Christopher
R. Bohane and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 1st day of November, 2005.

SIGNATURES                                  TITLE(S)
----------                                  --------
MARIA F. DWYER                              President (Principal Executive
--------------                              Officer)
Maria F. Dwyer

                                POWER OF ATTORNEY

                      CAPITAL APPRECIATION VARIABLE ACCOUNT
                       GLOBAL GOVERNMENTS VARIABLE ACCOUNT
                     GOVERNMENT SECURITIES VARIABLE ACCOUNT
                           HIGH YIELD VARIABLE ACCOUNT
                          MONEY MARKET VARIABLE ACCOUNT
                          TOTAL RETURN VARIABLE ACCOUNT

     The undersigned officer of Capital Appreciation Variable Account, Global Governments Variable Account, Government Securities Variable Account, High Yield Variable Account, Managed Sectors Variable Account, Money Market Variable Account and Total Return Variable Account (each, the "Registrant"), hereby severally constitute and appoint Christopher R. Bohane, Jeffrey N. Carp, Maria
F. Dwyer, Brian T. Hourihan, Susan S. Newton and C. James Prieur, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting, unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 1st day of September, 2005.

SIGNATURES                                  TITLE(S)
----------                                  --------
TRACY A. ATKINSON                           Principal Financial and Accounting
-----------------                           Officer
Tracy A. Atkinson

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                POWER OF ATTORNEY

I, Thomas A. Bogart, hereby constitute and appoint Scott M. Davis, Susan J.
   Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.)
   (File No. 2-79141) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.

                                         THOMAS A. BOGART
                                         ----------------
                                         Thomas A. Bogart


Dated: April 7, 2006
       -------------

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                POWER OF ATTORNEY

I, Gary Corsi, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo,
   James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 2-79141) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.


                                         GARY CORSI
                                         ----------
                                         Gary Corsi


Dated: April 7, 2006
       -------------

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                POWER OF ATTORNEY

I, Scott M. Davis, hereby constitute and appoint Susan J. Lazzo, James J.
   Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 2-79141) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.


                                         SCOTT M. DAVIS
                                         --------------
                                         Scott M. Davis


Dated: April 7, 2006
       -------------

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                POWER OF ATTORNEY

I, Paul W. Derksen, hereby constitute and appoint Scott M. Davis, Susan J.
   Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.)
   (File No. 2-79141) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.


                                         PAUL W. DERKSEN
                                         ---------------
                                         Paul W. Derksen


Dated: April 7, 2006
       -------------

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                POWER OF ATTORNEY

I, Mary M. Fay, hereby constitute and appoint Scott M. Davis, Susan J. Lazzo,
   James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.) (File No. 2-79141) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.


                                         MARY M. FAY
                                         -----------
                                         Mary M. Fay


Dated: April 7, 2006
       -------------

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                POWER OF ATTORNEY

I, C. James Prieur, hereby constitute and appoint Scott M. Davis, Susan J.
   Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.)
   (File No. 2-79141) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.


                                         C. JAMES PRIEUR
                                         ---------------
                                         C. James Prieur


Dated: April 7, 2006
       -------------

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                POWER OF ATTORNEY

I, Robert C. Salipante, hereby constitute and appoint Scott M. Davis, Susan J.
   Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.)
   (File No. 2-79141) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.


                                         ROBERT C. SALIPANTE
                                         -------------------
                                         Robert C. Salipante


Dated: April 7, 2006
       -------------

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                                POWER OF ATTORNEY

I, Donald A. Stewart, hereby constitute and appoint Scott M. Davis, Susan J.
   Lazzo, James J. Klopper, Sandra M. DaDalt, and Elizabeth B. Love, and each of them, my attorneys-in-fact, each with the power of substitution, for me in any and all capacities, to sign any Post-Effective Amendments to the Registration Statement of Sun Life Assurance Company of Canada (U.S.)
   (File No. 2-79141) under the Securities Act of 1933 and to deliver and file the same, with exhibits thereto, and other amendments in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his or her substitute or substitutes may do or cause to be done by virtue hereof.

This power will expire no later than twelve months from date of execution.

IN WITNESS WHEREOF, I set my hand on the date shown.


                                         DONALD A. STEWART
                                         -----------------
                                         Donald A. Stewart


Dated: April 7, 2006
       -------------

                                INDEX TO EXHIBITS

EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
-----------                   ----------------------
    13               Consent of Deloitte & Touche LLP, dated April 26, 2006.